                         SCHEDULE 14A INFORMATION


   Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934

   /X/  Filed by the Registrant
   /_/  Filed by a Party other than the Registrant

Check the appropriate box:
   / /  Preliminary Proxy Statement
   /_/  Confidential, for Use of the Commission Only (as permitted by
           Rule 14a-6(e)(2))
   /X/  Definitive Proxy Statement
   /_/  Definitive Additional Materials
   /_/  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
           Sec. 240.14a-12


          DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.
         (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

 /X/  No fee required.

 Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

 1.  Title of each class of securities to which transaction applies:

 2.  Aggregate number of securities to which transaction applies:

 3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

 4.  Proposed maximum aggregate value of transaction:

 5.  Total fee paid:

     Fee paid previously with preliminary proxy materials.

   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

 1.  Amount Previously Paid:__________________________

 2.  Form, Schedule or Registration Statement No.:____

 3.  Filing Party:____________________________________

 4.  Date Filed:______________________________________

                     SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934

   /X/  Filed by the Registrant
   /_/  Filed by a Party other than the Registrant

Check the appropriate box:
   / /  Preliminary Proxy Statement
   /_/  Confidential, for Use of the Commission Only (as permitted by
           Rule 14a-6(e)(2))
   /X/  Definitive Proxy Statement
   /_/  Definitive Additional Materials
   /_/  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
           Sec. 240.14a-12

       DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC.
         (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  /X/ No fee required.

  /_/ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1.  Title of each class of securities to which transaction applies:

       2.  Aggregate number of securities to which transaction applies:

       3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       4.  Proposed maximum aggregate value of transaction:

       5.  Total fee paid:

  /_/  Fee paid previously with preliminary proxy materials.

   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1.  Amount Previously Paid:__________________________

       2.  Form, Schedule or Registration Statement No.:____

       3.  Filing Party:____________________________________

       4.  Date Filed:__________________________________

                     SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934

/X/   Filed by the Registrant
/_/   Filed by a Party other than the Registrant

Check the appropriate box:
/ /   Preliminary Proxy Statement
/_/   Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
/X/   Definitive Proxy Statement
/_/   Definitive Additional Materials
/_/   Soliciting Material Pursuant to Sec. 240.14a-11(c) or
        Sec. 240.14a-12

           VOYAGEUR ARIZONA MUNICIPAL INCOME FUND, INC.
         (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

 /X/  No fee required.

 /_/  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:

 /_/  Fee paid previously with preliminary proxy materials.

   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.  Amount Previously Paid:__________________________

      2.  Form, Schedule or Registration Statement No.:____

      3.  Filing Party:____________________________________

      4.  Date Filed:______________________________________

                     SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934

   /X/  Filed by the Registrant
   /_/  Filed by a Party other than the Registrant

Check the appropriate box:
   / /  Preliminary Proxy Statement
   /_/  Confidential, for Use of the Commission Only (as permitted by
           Rule 14a-6(e)(2))
   /X/  Definitive Proxy Statement
   /_/  Definitive Additional Materials
   /_/  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
           Sec. 240.14a-12

      VOYAGEUR COLORADO INSURED MUNICIPAL INCOME FUND, INC.
         (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 /X/  No fee required.

 /_/  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:

 /_/  Fee paid previously with preliminary proxy materials.

   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.  Amount Previously Paid:__________________________

      2.  Form, Schedule or Registration Statement No.:____

      3.  Filing Party:____________________________________

      4.  Date Filed:______________________________________

                     SCHEDULE 14A INFORMATION


   Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934

   /X/  Filed by the Registrant
   /_/  Filed by a Party other than the Registrant

Check the appropriate box:
   / /  Preliminary Proxy Statement
   /_/  Confidential, for Use of the Commission Only (as permitted by
           Rule 14a-6(e)(2))
   /X/  Definitive Proxy Statement
   /_/  Definitive Additional Materials
   /_/  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
           Sec. 240.14a-12


           VOYAGEUR FLORIDA INSURED  MUNICIPAL INCOME FUND
        (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 /X/  No fee required.

 /_/  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:

 /_/  Fee paid previously with preliminary proxy materials.

   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.  Amount Previously Paid:__________________________

      2.  Form, Schedule or Registration Statement No.:____

      3.  Filing Party:____________________________________

      4.  Date Filed:______________________________________

                     SCHEDULE 14A INFORMATION


   Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934

   /X/  Filed by the Registrant
   /_/  Filed by a Party other than the Registrant

Check the appropriate box:
   / /  Preliminary Proxy Statement
   /_/  Confidential, for Use of the Commission Only (as permitted by
           Rule 14a-6(e)(2))
   /X/  Definitive Proxy Statement
   /_/  Definitive Additional Materials
   /_/  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
           Sec. 240.14a-12

          VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND, INC.
         (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

 /X/  No fee required.

 /_/  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:

 /_/  Fee paid previously with preliminary proxy materials.

   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.  Amount Previously Paid:__________________________

      2.  Form, Schedule or Registration Statement No.:____

      3.  Filing Party:____________________________________

      4.  Date Filed:______________________________________

                     SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934


   Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934

   /X/  Filed by the Registrant
   /_/  Filed by a Party other than the Registrant

Check the appropriate box:
   / /  Preliminary Proxy Statement
   /_/  Confidential, for Use of the Commission Only (as permitted by
           Rule 14a-6(e)(2))
   /X/  Definitive Proxy Statement
   /_/  Definitive Additional Materials
   /_/  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
           Sec. 240.14a-12


        VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND II, INC.
         (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 /X/  No fee required.

 /_/  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:

 /_/  Fee paid previously with preliminary proxy materials.

   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.  Amount Previously Paid:__________________________

      2.  Form, Schedule or Registration Statement No.:____

      3.  Filing Party:____________________________________

      4.  Date Filed:______________________________________

                     SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934

   /X/  Filed by the Registrant
   /_/  Filed by a Party other than the Registrant

Check the appropriate box:
   / /  Preliminary Proxy Statement
   /_/  Confidential, for Use of the Commission Only (as permitted by
           Rule 14a-6(e)(2))
   /X/  Definitive Proxy Statement
   /_/  Definitive Additional Materials
   /_/  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
           Sec. 240.14a-12


        VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND III, INC.
         (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 /X/  No fee required.

 /_/  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:

 /_/  Fee paid previously with preliminary proxy materials.

   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.  Amount Previously Paid:__________________________

      2.  Form, Schedule or Registration Statement No.:____

      3.  Filing Party:____________________________________

      4.  Date Filed:______________________________________

                     SCHEDULE 14A INFORMATION


   Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934

   /X/  Filed by the Registrant
   /_/  Filed by a Party other than the Registrant

Check the appropriate box:
   / /  Preliminary Proxy Statement
   /_/  Confidential, for Use of the Commission Only (as permitted by
           Rule 14a-6(e)(2))
   /X/  Definitive Proxy Statement
   /_/  Definitive Additional Materials
   /_/  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
           Sec. 240.14a-12


        DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, INC.
         (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 /X/  No fee required.

 /_/  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:

 /_/  Fee paid previously with preliminary proxy materials.

   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.  Amount Previously Paid:__________________________

      2.  Form, Schedule or Registration Statement No.:____

      3.  Filing Party:____________________________________

      4.  Date Filed:______________________________________

                     SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934

   /X/  Filed by the Registrant
   /_/  Filed by a Party other than the Registrant

Check the appropriate box:
   / /  Preliminary Proxy Statement
   /_/  Confidential, for Use of the Commission Only (as permitted by
           Rule 14a-6(e)(2))
   /X/  Definitive Proxy Statement
   /_/  Definitive Additional Materials
   /_/  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
           Sec. 240.14a-12


                    VOYAGEUR INVESTMENT TRUST
         (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

 /X/  No fee required.

 /_/  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:

 /_/  Fee paid previously with preliminary proxy materials.

   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.  Amount Previously Paid:__________________________

      2.  Form, Schedule or Registration Statement No.:____

      3.  Filing Party:____________________________________

      4.  Date Filed:______________________________________

[LOGO OF DELAWARE INVESTMENTS]

                                                                October 20, 1998

Dear Shareholder:

A Joint Meeting of Shareholders of selected closed-end and open-end funds within the Delaware Investments family of funds is being held in Philadelphia on December 4, 1998. We ask that you take the time to review the enclosed proxy statement and provide us with your vote on the important issues affecting your fund.

The enclosed proxy statement describes eight separate proposals that affect some or all of the funds. In addition to the election of Board members and ratification of the selection of auditors, the proposals include a change in investment objectives to non-fundamental and a change in certain funds' diversification classification. Also, new standardized fundamental investment restrictions are proposed for the funds and the current restrictions are proposed to be made non-fundamental. These changes will allow the Boards to modify the objectives and non-fundamental restrictions in the future without the delay and expense of conducting a shareholder meeting. Also, shareholders are asked to approve new investment management agreements for certain funds, some of which contain fee increases and some of which contain potential fee decreases. Finally, two funds are proposed to be reorganized into Maryland corporations and one fund is proposed to be liquidated and dissolved.

We realize that this proxy statement will take time to review, but your vote is very important. Please familiarize yourself with the proposals presented and mark, sign and return your proxy card (or cards) in the enclosed postage-paid envelope. You may also call toll-free to vote by telephone, or you may vote using the Internet. The insert accompanying this Proxy Statement describes how to vote using these methods.

If we do not receive your completed proxy card(s) after several weeks, you may be contacted by our proxy solicitor, Shareholder Communications Corporation, who will remind you to vote your shares and will review with you the various ways in which you can register your vote.

Thank you for taking this matter seriously and participating in this important process.

Sincerely,

[Signature of Wayne A. Stork]             [Signature of Jeffrey J. Nick]
Wayne A. Stork, Chairman                  Jeffrey J. Nick, President and Chief
                                          Executive Officer

                                                                         PX-4096

               QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT

We encourage you to read the attached proxy statement in full; however, the following addresses some typical questions that shareholders might have regarding this proxy statement.

Q: WHY IS DELAWARE INVESTMENTS SENDING ME THIS PROXY STATEMENT?

Investment companies are required to obtain shareholders' votes for certain types of action. As a shareholder, you have a right to vote on certain major policy decisions, such as those included here.

Q: WHAT ARE THE ISSUES CONTAINED IN THIS PROXY STATEMENT?

There are eight different proposals presented here and they are outlined in the Notice at the beginning of the proxy statement. The Notice describes which proposals apply to which Funds.

Q: HOW WOULD THE BROAD-BASED PROPOSALS AFFECT ME AS A FUND SHAREHOLDER?

 . CHANGING A FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE TO NON-FUNDAMENTAL would allow the Board, without additional shareholder approval, to make future adjustments to the investment objective to give greater flexibility to respond to market, regulatory or industry changes. Approval of these reclassifications would not alter any fund's current investment objective.

 .  CHANGING A FUNDAMENTAL POLICY TO PERMIT THE INVESTMENTS OF FIVE STATE-
   SPECIFIC TAX-FREE FUNDS to be non-diversified would give greater flexibility in selecting appropriate investments from a smaller universe of available choices.

 .  ADOPTING A STANDARDIZED LIST OF FUNDAMENTAL INVESTMENT RESTRICTIONS ACROSS
   ALL FUNDS would help provide operational efficiencies and make it easier to monitor compliance with these restrictions.

 . CONVERTING ALL EXISTING INVESTMENT RESTRICTIONS TO NON-FUNDAMENTAL would allow the Board to analyze and approve changes to each fund's existing investment restrictions, without additional shareholder approval, to further the goal of standardization of investment restrictions.

 . APPROVAL OF THE PROPOSED FEE INCREASES OR POTENTIAL FEE DECREASES for open-end funds, and fee breakpoints for all such funds, would ensure management fee levels that will enable the funds to continue to receive high quality investment management services.

 . APPROVAL OF NEW STANDARDIZED INVESTMENT MANAGEMENT AGREEMENTS for each fund would help provide operational efficiencies.

Q: HOW WOULD THE REORGANIZATION OF CERTAIN FUNDS AFFECT SHAREHOLDERS?

THE REORGANIZATION OF CERTAIN FUNDS FROM MASSACHUSETTS BUSINESS TRUSTS INTO CORRESPONDING MARYLAND CORPORATIONS would provide both consistency across the Delaware Investments fund family and flexibility of fund operations.

Q: HOW WOULD THE LIQUIDATION OF THE U.S. GOVERNMENT MONEY FUND AFFECT ME AS A
  FUND SHAREHOLDER?

Shareholders of the U.S. Government Money Fund would receive a payment in connection with the liquidation equal to their proportionate interest in the Fund. Because the Fund operates as a money market fund, it is not anticipated that the liquidation would cause shareholders any significant adverse tax consequences.

Q: HOW DO THE BOARD MEMBERS FOR MY FUND RECOMMEND THAT I VOTE?

The Board members for all the funds recommend that you vote in favor of, or FOR, all of the proposals described above.

Q: WHOM DO I CALL FOR MORE INFORMATION ON HOW TO PLACE MY VOTE?

Please call your fund at 1-800-523-1918 or call Shareholder Communications at 1-800-858-0073 for additional information on how to place your vote.

                                  PLEASE VOTE

                            YOUR VOTE IS IMPORTANT

                                                             1818 MARKET STREET
                                                         PHILADELPHIA, PA 19103
[LOGO OF DELAWARE INVESTMENT]

                         COMBINED PROXY STATEMENT AND

          NOTICE OF JOINT ANNUAL/SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 4, 1998

To the Shareholders of:

         Closed-End Funds                      Open-End Funds

DELAWARE GROUP DIVIDEND AND INCOME     DELAWARE GROUP LIMITED-TERM GOVERNMENT
 FUND, INC.                             FUNDS, INC.

DELAWARE GROUP GLOBAL DIVIDEND AND       U.S. Government Money Fund
 INCOME FUND, INC.

VOYAGEUR ARIZONA MUNICIPAL INCOME      VOYAGEUR INVESTMENT TRUST
 FUND, INC.

VOYAGEUR COLORADO INSURED MUNICIPAL     Delaware-Voyageur Tax-Free California
 INCOME FUND, INC.                       Insured Fund

VOYAGEUR FLORIDA INSURED MUNICIPAL       Delaware-Voyageur Tax-Free Florida
 INCOME FUND                             Fund

VOYAGEUR MINNESOTA MUNICIPAL INCOME      Delaware-Voyageur Tax-Free Florida
 FUND, INC.                              Insured Fund

VOYAGEUR MINNESOTA MUNICIPAL INCOME      Delaware-Voyageur Tax-Free Kansas
 FUND II, INC.                           Fund

VOYAGEUR MINNESOTA MUNICIPAL INCOME      Delaware-Voyageur Tax-Free Missouri
 FUND III, INC.                          Insured Fund

                                         Delaware-Voyageur Tax-Free New Mexico
                                         Fund

                                         Delaware-Voyageur Tax-Free Oregon
                                         Insured Fund

                                         Delaware-Voyageur Tax-Free Utah Fund

                                         Delaware-Voyageur Tax-Free Washington
                                         Insured Fund

This is your official Notice that a Joint Annual/Special Meeting of Shareholders of each closed-end and open-end registered investment company within the Delaware Investments family listed in boldfaced type above (each a "Company") will be held on Friday, December 4, 1998 at 10:00 a.m. at the Union League, 140 South Broad Street, Philadelphia, Pennsylvania. The meeting for the U.S. Government Money Fund series of Delaware Group Limited- Term Government Funds, Inc. will be a Special Meeting; all other Companies will hold Annual Meetings. Each closed-end investment company ("Closed-End Fund") and each separate fund within each open-end investment company ("Open-End Fund"), may be referred to as a "Fund." The purpose of the Meeting is to consider and act upon the following Proposals and Sub-Proposals that apply either to particular Companies or Funds, and to transact any other business that properly comes before the meeting and any adjournments thereof.

PROPOSAL ONE: TO ELECT A
BOARD OF DIRECTORS OR
TRUSTEES FOR THE COMPANY...  Applies to all Companies except:
                                                      ------
                             DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, INC.
                              U.S. Government Money Fund

PROPOSAL TWO: TO APPROVE
THE RECLASSIFICATION OF THE
FUND'S INVESTMENT OBJECTIVE
FROM FUNDAMENTAL TO NON-
FUNDAMENTAL................  Applies to all Funds except:
                                                  ------
                             DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, INC.
                              U.S. Government Money Fund

PROPOSAL THREE: TO APPROVE
A CHANGE IN THE FUND'S
FUNDAMENTAL POLICY
CONCERNING DIVERSIFICATION
OF INVESTMENTS.............  Applies only to the following Funds:
                                     ----
                             VOYAGEUR ARIZONA MUNICIPAL INCOME FUND, INC.
                             VOYAGEUR FLORIDA INSURED MUNICIPAL INCOME FUND
                             VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND II, INC.
                             VOYAGEUR INVESTMENT TRUST
                              Delaware-Voyageur Tax-Free California Insured Fund
                              Delaware-Voyageur Tax-Free Florida Insured Fund

PROPOSAL FOUR: TO APPROVE
STANDARDIZED
FUNDAMENTAL INVESTMENT
RESTRICTIONS FOR THE
FUND (INCLUDES SEVEN SUB-
PROPOSALS).................  Each Sub-Proposal applies to all Funds except:
 4A: INDUSTRY CONCENTRATION                                         ------
 4B: BORROWING MONEY AND     DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, INC.
ISSUING SENIOR                U.S. Government Money Fund
    SECURITIES


 4C: UNDERWRITING OF SECURITIES

 4D: INVESTING IN REAL ESTATE

 4E: INVESTING IN COMMODITIES

 4F: MAKING LOANS

 4G: RECLASSIFICATION OF ALL CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS AS
     NON-FUNDAMENTAL

PROPOSAL FIVE: TO APPROVE
NEW INVESTMENT
MANAGEMENT AND SUB-
ADVISORY AGREEMENTS
FOR THE FUND (INCLUDES TWO
SUB-PROPOSALS)
 5A: INVESTMENT MANAGEMENT  Sub-Proposal applies to all Funds except:
  AGREEMENT...............                                    ------
                            DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, INC.
                             U.S. Government Money Fund

                            Sub-Proposal applies only to the following Fund:
5B: SUB-ADVISORY                                 ----
 AGREEMENT...............   DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC.


PROPOSAL SIX: TO RATIFY
THE SELECTION OF            Applies to all Companies except:
ERNST & YOUNG LLP AS                                 ------
INDEPENDENT AUDITORS        DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, INC.
FOR THE COMPANY...........   U.S. Government Money Fund

                            Applies only to the following Companies:
PROPOSAL SEVEN: TO APPROVE          ----
THE REORGANIZATION OF THE   VOYAGEUR FLORIDA INSURED MUNICIPAL INCOME FUND
COMPANY FROM A              VOYAGEUR INVESTMENT TRUST
MASSACHUSETTS BUSINESS       Delaware-Voyageur Tax-Free California Insured Fund
TRUST INTO A MARYLAND        Delaware-Voyageur Tax-Free Florida Fund
CORPORATION...............   Delaware-Voyageur Tax-Free Florida Insured Fund
                             Delaware-Voyageur Tax-Free Kansas Fund
                             Delaware-Voyageur Tax-Free Missouri Insured Fund
                             Delaware-Voyageur Tax-Free New Mexico Fund
                             Delaware-Voyageur Tax-Free Oregon Insured Fund
                             Delaware-Voyageur Tax-Free Utah Fund
                             Delaware-Voyageur Tax-Free Washington Insured Fund

PROPOSAL EIGHT: TO APPROVE
A PLAN OF LIQUIDATION AND
DISSOLUTION FOR THE U.S.
GOVERNMENT MONEY FUND
SERIES OF DELAWARE GROUP    Applies only to the following Fund:
LIMITED-TERM GOVERNMENT             ----
FUNDS, INC.                 DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, INC.
                             U.S. Government Money Fund

Please note that a separate vote is required for each Proposal or Sub-Proposal that applies to your Company or Fund. PLEASE VOTE YOUR PROXY PROMPTLY TO AVOID THE NEED FOR FURTHER MAILINGS. YOUR VOTE IS IMPORTANT.



[Signature of Wayne A. Stork]             [Signature of Jeffrey J. Nick]
Wayne A. Stork                            Jeffrey J. Nick
Chairman
                                          President and Chief Executive
                                           Officer

                               TABLE OF CONTENTS

                                                                                                                            PAGE
                                                                                                                            ----
NOTICE OF JOINT ANNUAL/SPECIAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
 Proposal One: To Elect a Board of Directors or Trustees for the Company                                                      3
 Proposal Two: To Approve the Reclassification of the Fund's Investment Objective from Fundamental to Non-Fundamental         7
 Proposal Three: To Approve a Change in the Fund's Fundamental Policy Concerning
             Diversification of Investments                                                                                   8
 Proposal Four: To Approve Standardized Fundamental Investment Restrictions for the Fund
             (Includes Seven Sub-Proposals)                                                                                   9
        4a: Industry Concentration                                                                                           10
        4b: Borrowing Money and Issuing Senior Securities                                                                    11
        4c: Underwriting of Securities                                                                                       13
        4d: Investmenting in Real Estate                                                                                     14
        4e: Investing in Commodities                                                                                         14
        4f: Making Loans                                                                                                     15
        4g: Reclassification of all Current Fundamental Investment Restrictions as Non-Fundamental                           15
 Proposal Five: To Approve New Investment Management and Sub-Advisory Agreements for the Fund (Includes two Sub-
             Proposals)                                                                                                      16
        5a: Investment Management Agreement                                                                                  16
        5b: Sub-Advisory Agreement                                                                                           16
 Proposal Six: To Ratify the Selection of Ernst & Young LLP as Independent Auditors for the Company                          24
 Proposal Seven: To Approve the Reorganization of the Company from a Massachusetts Business Trust into a Maryland
             Corporation                                                                                                     24
 Proposal Eight: To Approve a Plan of Liquidation and Dissolution for the U.S. Government Money Fund series of Delaware
             Group Limited-Term Government Funds, Inc.                                                                       30
EXHIBITS
 Exhibit A:                                              Outstanding Shares as of Record Dates                              A-1
 Exhibit B:                                              Shareholders Owning 5% or More of a Fund                           B-1
 Exhibit C:                                              Years That Directors or Trustees First Took Office                 C-1
 Exhibit D:                                              Executive Officers of the Companies                                D-1
 Exhibit E:                                             Shareholdings by Directors or Trustees and Nominees in the Delaware
                                                         Investments Funds as of July 31, 1998                              E-1
 Exhibit F:                                             Lists of Current Fundamental Investment Restrictions                F-1
 Exhibit G:                                             Information Relating to Investment Management and
                                                         Sub-Advisory Agreements                                            G-1
 Exhibit H:                                              Actual and Hypothetical Expense Tables                             H-1
 Exhibit I:                                              Similar Funds Managed by DMC                                       I-1
 Exhibit J:                                              Form of Investment Management Agreement                            J-1
 Exhibit K:                                              Form of Sub-Advisory Agreement                                     K-1
 Exhibit L:                                              Form of Agreements and Plans of Reorganization                     L-1
                                                         Voyageur Investment Trust                                          L-1
                                                         Voyageur Florida Insured Municipal Income Fund                     L-6
 Exhibit M:                                              Differences in Legal Structures                                    M-1
 Exhibit N:                                              Form of Plan of Liquidation and Dissolution                        N-1

                                                             1818 MARKET STREET
                                                         PHILADELPHIA, PA 19103
                                                                 1-800-523-1918

[LOGO OF DELAWARE INVESTMENTS]

                                PROXY STATEMENT

                 JOINT ANNUAL/SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 4, 1998

MEETING INFORMATION. The Board of Directors or Trustees (hereafter referred to as the "Board of Directors") of each closed-end and open-end registered investment company within the Delaware Investments family listed on the accompanying Notice (each a "Company") is soliciting your proxy to be voted at the Joint Annual/Special Meeting of Shareholders to be held on Friday, December 4, 1998 at 10:00 a.m. at the Union League, 140 South Broad Street, Philadelphia, Pennsylvania or any adjournments of the meeting (hereafter, the "Meeting"). The Meeting for the U.S. Government Money Fund series of Delaware Group Limited-Term Government Funds, Inc. will be a Special Meeting; all other Companies will hold Annual Meetings.

PURPOSE OF MEETING. The purpose of the Meeting is to consider a number of Proposals and Sub-Proposals that either apply to a particular Company, to the individual closed-end investment companies (each a "Closed-End Fund"), or to the individual funds within each open-end investment company (each an "Open-End Fund"). Each Closed-End Fund or Open-End Fund may be referred to as a "Fund." The Proposals and Sub-Proposals, as well as the Companies or Funds to which they apply, are listed in the accompanying Notice.

THE BOARD OF DIRECTORS URGES YOU TO COMPLETE, SIGN AND RETURN THE PROXY CARD (OR CARDS) INCLUDED WITH THIS PROXY STATEMENT, OR USE ONE OF THE OTHER VOTING METHODS DESCRIBED IN THE INSERT ACCOMPANYING THIS PROXY STATEMENT, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING. IT IS IMPORTANT THAT YOU RETURN THE SIGNED PROXY CARD(S) OR USE ONE OF THE OTHER VOTING METHODS DESCRIBED IN THE INSERT ACCOMPANYING THIS PROXY STATEMENT, PROMPTLY TO HELP ASSURE A QUORUM FOR THE MEETING.

GENERAL VOTING INFORMATION. The persons designated on the Proxy Card as proxies will vote your shares as you instruct on each Proxy Card. If your signed Proxy Card is returned without any voting instructions, your shares will be voted "FOR" each of the nominees for election as Director and "FOR" each other Proposal concerning your Company or Fund. The persons designated as proxies will also be authorized to vote in their discretion on any other matters which may come before the Meeting. If you sign and return a Proxy Card, you may still attend the Meeting to vote your shares in person. If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a Legal Proxy from your broker of record and present it at the Meeting. You may also revoke your proxy at any time before the Meeting: (i) by notifying Delaware Investments in writing; (ii) by submitting a later signed Proxy Card; or (iii) by voting your shares in person at the Meeting.

Each shareholder may cast one vote for each full share and a partial vote for each partial share of a Fund or Company that they own on the record date, which is September 7, 1998 for some Funds or Companies and October 6, 1998 for others, as shown in Exhibit A to this Proxy Statement. Exhibit A also shows the number of shares of each Fund and Company that were outstanding on the record date and Exhibit B lists the shareholders who own 5% or more of each Fund. It is expected that this Proxy Statement and the accompanying Proxy Card(s) will be mailed to shareholders of record on or about October 20, 1998.

This proxy solicitation is being made largely by mail, but may also be made by officers or employees of the Companies or their investment managers or affiliates, through telephone, facsimile, oral or other communications. Shareholders may provide proxy instructions by returning their Proxy Card by mail or fax and may also communicate proxy instructions through the internet or by telephone via touch-tone voting. Delaware Management Company ("DMC"), the investment manager for the Funds, on behalf of itself and the Companies, has engaged Shareholder Communications Corporation ("SCC") to assist in the solicitation. The estimated cost of engaging SCC, which will be shared by DMC and the Companies, is set forth below:

  Closed-End Funds

                                                                    RANGE
                                                              ------------------
      DELAWARE GROUP DIVIDEND AND INCOME FUND, INC..........  $14,100 to $17,700
      DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC. .  $ 6,300 to $ 7,900
      VOYAGEUR ARIZONA MUNICIPAL INCOME FUND, INC. .........  $ 2,300 to $ 2,900
      VOYAGEUR COLORADO INSURED MUNICIPAL INCOME FUND, INC.
       .....................................................  $ 3,800 to $ 4,700
      VOYAGEUR FLORIDA INSURED MUNICIPAL INCOME FUND........  $ 1,900 to $ 2,400
      VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND, INC. .......  $ 2,100 to $ 2,600
      VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND II, INC. ....  $ 5,600 to $ 7,000
      VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND III, INC. ...  $ 1,300 to $ 1,700

  Open-End-Funds

      DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, INC.
       U.S. Government Money Fund...........................  $   800 to $ 1,000
      VOYAGEUR INVESTMENT TRUST.............................  $17,300 to $21,600

VOTES REQUIRED TO APPROVE EACH PROPOSAL OR SUB-PROPOSAL. Three Proposals within this Proxy Statement affect all shareholders of a Company as a whole, regardless of whether the Company is an Open-End Fund consisting of a number of individual Funds or a Closed-End Fund having both preferred and common shareholders. These Proposals are the election of Directors, the ratification of the selection of the independent auditors and, for certain Companies, the reorganization to a Maryland corporation. All shareholders of the Company vote together on these Proposals with one exception. That is that the holders of preferred shares of the Closed-End Funds that were previously part of the Voyageur family of funds ("Voyageur Closed-End Funds") have the right to separately elect two Directors, as well as the right to vote for the remaining Directors together with the common shares.

The remaining Proposals or Sub-Proposals contained in this Proxy Statement only affect particular Funds and, therefore, only shareholders of those Funds are permitted to vote on those Proposals or Sub-Proposals. The amount of votes of a Company or Fund (or Classes thereof) that are needed to approve the different Proposals or Sub-Proposals varies. The voting requirements are described within each Proposal or Sub-Proposal.

Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting. They will be treated as votes present at the Meeting, but will not be treated as votes cast. They therefore would have no effect on Proposals which require a plurality or majority of votes cast for approval, but would have the same effect as a vote "AGAINST" on Proposals requiring a majority of votes present or a majority of outstanding voting securities for approval. (These different voting standards are explained in the various Proposals.) DMC will reimburse banks, brokers or dealers for their reasonable expenses in forwarding soliciting materials to shareholders.

Each Fund's most recent Annual Report and Semi-Annual Report to Shareholders were previously mailed to shareholders. Copies of these reports are available upon request, without charge, by writing or calling the Funds at the address and telephone number shown on the top of the previous page of the Proxy Statement.

PROPOSAL ONE: TO ELECT A BOARD OF DIRECTORS OR TRUSTEES FOR THE COMPANY

This Proposal applies to all Companies except Delaware Group Limited-Term
                                       ------
Government Funds, Inc.

You are being asked to vote to re-elect each of the following current members of the Board of Directors for your Company. The nominees are: Wayne A. Stork, Jeffrey J. Nick, Walter P. Babich, Anthony D. Knerr, Ann R. Leven, W. Thacher Longstreth, Thomas F. Madison and Charles E. Peck. In addition, shareholders of Delaware Group Dividend and Income Fund, Inc. and Delaware Group Global Dividend and Income Fund, Inc. are being asked to re-elect John H. Durham, who is also a current member of the Boards of Directors of those Companies. Mr. Durham is not currently a member of the Board of Voyageur Investment Trust or any of the Voyageur Closed-End Funds and is not a nominee for the Boards of those Companies.

The Voyageur Closed-End Funds each issue shares of common stock and shares of preferred stock. The governing documents of such Funds provide that the holders of preferred shares of each Fund are entitled to elect two of the Fund's Directors, and the remaining Directors are to be elected by the holders of the preferred shares and common shares voting together. The nominees for Directors to be voted on separately by the preferred shareholders of such Funds are Thomas F. Madison and W. Thacher Longstreth. The remaining nominees shall be elected by holders of preferred shares and common shares of each Fund, voting together.

If elected, these persons will serve as Directors until the next Annual or Special Meeting of Shareholders called for the purpose of electing Directors, and until their successors have been elected and qualify for office. It is not expected that any nominee will withdraw or become unavailable for election, but in such a case, the power given by you in the Proxy Card may be used to vote for a substitute nominee or nominees as recommended by the existing Boards of Directors.

DIRECTORS AND NOMINEES. Presented below is information about the age, position with the Companies, principal occupation and past business experience of each current Director and nominee. Exhibit C lists the year in which each individual became a Director of each Company.

WAYNE A. STORK* (61), Chairman and Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family and Delaware Capital Management, Inc.; Chairman, President, Chief Executive Officer and Director of DMH Corp., Delaware Distributors, Inc. and Founders Holdings, Inc.; Chairman, President, Chief Executive Officer, Chief Investment Officer and Director/Trustee of Delaware Management Company, Inc. and Delaware Management Business Trust; Chairman, President, Chief Executive Officer and Chief Investment Officer of Delaware Management Company (a series of Delaware Management Business Trust); Chairman, Chief Executive Officer and Chief Investment Officer of Delaware Investment Advisers (a series of Delaware Management Business Trust); Chairman, Chief Executive Officer and Director of Delaware International Advisers Ltd., Delaware International Holdings Ltd. and Delaware Management Holdings, Inc.; President and Chief Executive Officer of Delvoy, Inc.; Chairman of Delaware Distributors, L.P.; Director of Delaware Service Company, Inc. and Retirement Financial Services, Inc. During the past five years, Mr. Stork has served in various executive capacities at different times within the Delaware Investments organization.

JEFFREY J. NICK* (45), President, Chief Executive Officer and Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family; President and Director of Delaware Management Holdings, Inc., 1997 to present; President, Chief Executive Officer and Director of Lincoln National Investment Companies, Inc., 1996 to present; Director of Delaware International Advisers Ltd., 1998 to present; Director of Vantage Global Advisors, Inc., 1996 to present; Director of Lynch & Mayer Inc. (investment adviser), 1997 to present; Managing Director of Lincoln National UK plc, 1992-1996; Senior Vice President of Lincoln National Corporation responsible for corporate planning and development, 1989-1992.

WALTER P. BABICH (71), Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family; Board Chairman of Citadel Constructors, Inc. (commercial building construction), 1988 to present; Partner of I&L Investors, 1988-1991; Partner of Irwin & Leighton Partnership (building construction), 1986-1988.
--------
* This nominee is considered to be an "interested person" of each Company, as that term is defined in the Investment Company Act of 1940, as amended, because he is affiliated with the investment manager of the Companies and distributor of the Open-End Funds.

JOHN H. DURHAM (61), Director and/or Trustee of 19 investment companies in the Delaware Investments family. Consultant to Delaware Investments, 1991-1997; Partner of Complete Care Services, 1995 to present; Chairman of the Board of each investment company in the Delaware Investments family from 1986 to 1991; Director Emeritus from 1995 through 1998, at which time he was reappointed to the Boards; President of each company from 1977 to 1990; and Chief Executive Officer of each company from 1984 to 1990. Prior to 1992, with respect to Delaware Management Holdings, Inc., Delaware Management Company, Delaware Distributors, Inc. and Delaware Service Company, Inc., Mr. Durham served as a director and in various executive capacities at different times within the Delaware Investments organization.

ANTHONY D. KNERR (59), Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family; Founder and Managing Director, Anthony Knerr & Associates (strategic consulting company to major non-profit institutions and organizations), 1991 to present; Founder and Chairman of the Publishing Group, Inc. 1988-1990; Executive Vice President/Finance and Treasurer of Columbia University, 1982-1988; Lecturer of English at Columbia University, 1987-1989.

ANN R. LEVEN (57), Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family; Treasurer, National Gallery of Art, 1994 to present; Director of four investment companies sponsored by Acquila Management Corporation, 1985 to February, 1998; Deputy Treasurer of the National Gallery of Art, 1990 to 1994; Treasurer and Chief Fiscal Officer of the Smithsonian Institution, 1984-1990; Adjunct Professor at Columbia Business School, 1975-1992.

W. THACHER LONGSTRETH (77), Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family; Philadelphia City Councilman, 1984 to present; Consultant, Packard Press, 1988 to present; Senior Partner, MLW Associates (business consulting), 1983 to present; Director, Healthcare Services Group, 1983 to present; Director Emeritus, Tasty Baking Company, 1991 to present; Director, MicroLeague Micromedia, Inc. (computer game publisher), 1996 to present; Director, Tasty Baking Company, 1968-1991; Vice Chairman, The Winchell Company (financial printing), 1983-1988.

THOMAS F. MADISON (62), Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family; President and Chief Executive Officer of MLM Partners, Inc., 1993 to present; Chairman of the Board of Communications Holdings, Inc., 1996 to present; Vice Chairman--Office of the CEO of The Minnesota Mutual Life Insurance Company, February to September, 1994; Director of Valmont Industries (irrigation systems and steel manufacturing), 1987 to present; Director of Eltrax Systems, Inc. (data communications integration), 1993 to present; Director of Minnegasco, Span Link Communications (software), 1995 to present; Director of ACI Telecentrics (outbound telemarketing and telecommunications), 1997 to present; Director of Aon Risk Services, 1996 to present; Director of Digital River, 1997 to present.

CHARLES E. PECK (72), Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family; Retired; Secretary/Treasurer, Enterprise Homes, Inc., 1992 to present; Chairman and Chief Executive Officer of The Ryland Group, Inc., 1981 to 1990.

BOARD AND COMMITTEE MEETINGS. During the twelve months ended September 30, 1998, each Company held seven Board Meetings.

Each Board of Directors has an Audit Committee for the purpose of meeting, at least annually, with the Company's independent auditors and officers to oversee the quality of financial reporting and the internal controls of the Company, and for such purposes as the Board of Directors may from time to time direct. The Audit Committee of each Company consists of the following four Directors appointed by the Board, all of whom are considered to be independent because they are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"): Ann R. Leven, Chairperson, Walter P. Babich, Anthony

D. Knerr and Thomas F. Madison. Members of the Audit Committee serve for three years or until their successors have been appointed and qualified. The Audit Committee held six meetings for each Company during the twelve months ended September 30, 1998.

The Board also has a Nominating Committee, which meets for the purpose of proposing nominees to serve as Directors. Nominees are considered by the full Board and, when appropriate, by shareholders at annual or special shareholders meetings. The Nominating Committee of each Company consists of the following three Directors appointed by the Boards, two of whom are considered to be independent Directors: Wayne A. Stork, Anthony D. Knerr and W. Thacher Longstreth. This Committee met once during the past year for the purpose of determining the proposed list of nominees for this Meeting. The selection and nomination of the independent Director nominees is committed to the discretion of the present independent Directors. The Nominating Committee will consider suggestions for Board nominations from shareholders. Shareholders who wish to suggest candidates for nomination to the Boards of Directors at any future annual meeting should identify the candidate and furnish a written statement of the person's qualifications to the Nominating Committee at the principal executive offices of the Companies.

BOARD COMPENSATION. Each independent Director receives compensation from each Company of which he/she is a member of the Board of Directors. The interested Directors are compensated by the investment manager and do not receive compensation from the Companies. The following table identifies the amount each Director received from each Company during its last fiscal year.

                          WAYNE A. JEFFREY J. WALTER P.  JOHN H.   ANTHONY D. ANN R.  W. THACHER  THOMAS F.  CHARLES E.
      COMPANY NAME         STORK      NICK     BABICH   DURHAM /1/   KNERR     LEVEN  LONGSTRETH MADISON /2/    PECK
      ------------        -------- ---------- --------- ---------- ---------- ------- ---------- ----------- ----------
Delaware Group Dividend
 and Income Fund, Inc...    None      None     $ 1,654       N/A    $ 1,654   $ 1,671  $ 1,582     $   818    $ 1,486
Delaware Group Global
 Dividend and Income
 Fund, Inc..............    None      None     $ 1,304       N/A    $ 1,304   $ 1,312  $ 1,271     $   635    $ 1,175
Voyageur Arizona
 Municipal Income Fund,
 Inc....................    None      None     $   818       N/A    $   818   $   822  $   801     $   801    $   706
Voyageur Colorado
 Insured Municipal
 Income Fund, Inc.......    None      None     $   911       N/A    $   911   $   917  $   884     $   884    $   789
Voyageur Florida Insured
 Municipal Income Fund..    None      None     $   789       N/A    $   789   $   792  $   776     $   776    $   680
Voyageur Minnesota
 Municipal Income Fund,
 Inc....................    None      None     $   796       N/A    $   796   $   799  $   782     $   782    $   687
Voyageur Minnesota
 Municipal Income Fund
 II, Inc................    None      None     $ 1,033       N/A    $ 1,033   $ 1,042  $   993     $   993    $   897
Voyageur Minnesota
 Municipal Income Fund
 III, Inc...............    None      None     $   753       N/A    $   753   $   755  $   744     $   744    $   648
Voyageur Investment
 Trust/3/...............    None      None     $ 3,998       N/A    $ 3,998   $ 4,052  $ 3,726     $ 3,884    $ 3,726
TOTAL COMPENSATION FROM
 ALL COMPANIES IN THE
 DELAWARE INVESTMENTS
 FAMILY FOR THE 12
 MONTHS ENDED JUNE 30,
 1998...................    NONE      NONE     $68,241   $11,275    $68,241   $69,517  $63,408     $63,408    $63,408

--------
/1/ Mr. Durham joined the Boards of Directors of most of the Companies in the Delaware Investments family on April 16, 1998. However, he is not a member of the Board of Directors of any Company that was previously part of the Voyageur family.
/2/ Mr. Madison served on the previous Boards of Directors of the Companies that were previously part of the Voyageur family and joined the Boards of Directors of the Companies in the Delaware Investments family on May 1, 1997.
/3/ Amounts shown are for fiscal period January 1, 1998 through August 31, 1998 and have been annualized.

Each independent Director (other than John H. Durham) currently receives a total annual retainer fee of $38,500 for serving as a Director for all 34 Companies within the Delaware Investments family, plus $3,145 for each set of Board meetings attended (seven regular meetings). John H. Durham currently receives a total annual retainer fee of $31,000 for serving as a Director for 19 Companies within the Delaware Investments family, plus $1,757.50 for each set of Board meetings attended. Members of the Audit Committee currently receive additional annual compensation of $5,000 from all Companies, in the aggregate, with the exception of the chairperson, who receives $6,000.

Under the terms of each Company's retirement plan for Directors, each independent Director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from the Company for a period of time equal to the lesser of the number of years that such person served as a Director or the remainder of such person's life. The annual amount of such payments will be equal to the amount of the annual retainer that is paid to Directors of the Company at the time of such person's retirement. If an eligible Director of each Company within the Delaware Investments family had retired as of June 30, 1998, he or she would have been entitled to annual payments in an amount equal to the annual retainer fee noted in the previous paragraph.

OFFICERS. Each Board of Directors and the senior management of the Companies appoint officers each year, and from time to time as necessary. The following individuals are executive officers of one or more of the Companies: Wayne A. Stork, Jeffrey J. Nick, David K. Downes, Richard G. Unruh, Paul E. Suckow, George M. Chamberlain, Jr., Michael P. Bishof, Joseph H. Hastings, Patrick P. Coyne, Mitchell L. Conery, Elizabeth H. Howell, Paul A. Matlack, Andrew M. McCullagh, Gary A. Reed and Babak Zenouzi. Exhibit D includes biographical information and the past business experience of such officers, except for Mr. Stork and Mr. Nick, whose information is set forth above along with the other Directors and nominees. The Exhibit also identifies which officers are also officers of DMC or DIAL. The above officers of the Companies own shares of common stock and/or options to purchase shares of common stock of Lincoln National Corporation ("LNC"), the ultimate parent of DMC and DIAL. As a result, they are considered to be "interested persons" of the Funds under the 1940 Act.

While in the employ of Oppenheimer Management Corporation, Mr. Paul E. Suckow was the subject of an Administrative Proceeding brought by the U.S. Securities and Exchange Commission ("SEC"). As a result of this proceeding, Mr. Suckow was found to have violated Section 34(b) of the 1940 Act by failing properly to disclose material facts in certain books and records by order of the SEC dated December 1, 1992. Mr. Suckow was suspended from the business for 120 days.

Section 16 of the Securities Exchange Act of 1934, as amended, requires that directors, certain officers, and persons who own more than ten percent of each Closed-End Fund's common stock, as well as each Closed-End Fund's investment adviser and certain affiliated persons of the investment adviser, file with the SEC and the relevant securities exchange, reports of their ownership and changes in ownership of such common stock on Forms 3, 4 and 5. Such filing persons are required by SEC regulations to furnish to each such Fund copies of all Forms 3, 4 and 5 that they file.

Based upon a review of these filings and certain written representations from such persons that no other reports were required to be filed, the Funds believe that, except as noted below, the requirements of Section 16 were met. All of the Closed-End Funds note that Form 3s were not filed on a timely basis for Delaware Management Business Trust and for John B. Fields, a Trustee of Delaware Management Business Trust. Each of the Voyageur Closed-End Funds, except for Voyageur Florida Insured Municipal Income Fund, notes that a Form 3 was not filed on a timely basis for Richard G. Unruh, Executive Vice President of the Companies and of DMC. Voyageur Minnesota Municipal Income Fund II, Inc. notes that a Form 4 was not filed on a timely basis for Elizabeth H. Howell, Vice President/Senior Portfolio Manager of the Company and of DMC.

MANAGEMENT'S OWNERSHIP OF THE FUNDS. Attached to this Proxy Statement as Exhibit E is a list of the Directors' and nominees' shareholdings of the various Funds within the Delaware Investments family on an individual basis. Exhibit A lists the aggregate holdings by all of the Directors and executive officers as a group.

REQUIRED VOTE. Each Director of a Company shall be elected by a plurality of votes cast by shareholders of the Company, regardless of the votes of individual Funds within the Company. This means that the nominees receiving the largest number of votes will be elected to fill the available Board positions. For the Voyageur Closed-End Funds, each of which issues both common and preferred shares, a plurality of the votes cast by the preferred shareholders of a Fund is sufficient to elect Mr. Madison and Mr. Longstreth to the Board of Directors for that Fund. The remaining nominees may be elected by a plurality of votes cast by the preferred and common shareholders voting together. The remaining Directors of each Voyageur Closed-End Fund will be elected by a plurality of the votes cast by the holders of the common and preferred stock of each Closed-End Fund voting together.

PROPOSAL TWO: TO APPROVE THE RECLASSIFICATION OF THE FUND'S INVESTMENT OBJECTIVE FROM FUNDAMENTAL TO NON-FUNDAMENTAL

This Proposal applies to all Funds except the U.S. Government Money Fund
                                   ------
series of Delaware Group Limited-Term Government Funds, Inc.

The investment objective of each Fund, like many of the older Delaware Investments Funds, is classified as "fundamental," which means that any changes require shareholder approval. Under the 1940 Act, a Fund's investment objective is not required to be fundamental. However, many investment companies have elected to classify their investment objectives as fundamental. This practice arose largely as a result of comments provided by state securities regulators in their review of Fund registration statements during the state registration process, as well as because of historical drafting conventions.

In light of the enactment of National Securities Markets Improvement Act of 1996, which eliminated state securities administrative review of investment company registration statements, and in order to provide the Boards of Directors with enhanced flexibility to respond to market, industry or regulatory changes, the Boards have approved the reclassification from fundamental to non-fundamental of each Fund's investment objective. A non-fundamental investment objective may be changed at any time by the Directors without the delay and expense of soliciting proxies and holding a shareholder meeting.

For a complete description of the investment objective of your Fund, please consult your Fund's prospectus. The reclassification from fundamental to non-fundamental will not alter any Fund's current investment objective. If this Proposal is approved, however, Fund management intends to request that the Directors consider a number of modifications to the language used to define certain Funds' investment objectives. The requested modifications are designed to modernize and standardize the expression of such investment objectives, but if the modifications are implemented, neither the principal investment design nor the day-to-day management of the Funds would be materially altered. If at any time in the future, the Directors approve a change in a Fund's non-fundamental investment objective, either in connection with the currently anticipated modernization and standardization or otherwise, shareholders will be given notice of the change prior to its implementation.

REQUIRED VOTE. Approval of this proposal for a Fund requires the vote of a "majority of the outstanding voting securities" of the Fund, which means the vote of: (i) more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less. For the Voyageur Closed-End Funds, each of which issues both common and preferred shares, approval of this proposal requires the vote of a "majority of the outstanding voting securities" of the Fund (both common and preferred shares), as well as a "majority of the outstanding voting securities" of the preferred shares voting separately. If the reclassification of any Fund's investment objective from fundamental to non-fundamental is not approved by shareholders of a particular Fund, that Fund's investment objective will remain fundamental and shareholder approval (and its attendant costs and delays) will continue to be required prior to any change in investment objective.

At meetings of the Directors held in July and September, 1998, the Directors considered the enhanced management flexibility to respond to market, industry or regulatory changes that would accrue to the Board of

Directors if each relevant Fund's fundamental investment objective were reclassified as non-fundamental and the Board unanimously approved the proposed change.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RECLASSIFICATION OF THE INVESTMENT OBJECTIVE OF YOUR FUND AS NON-FUNDAMENTAL.

PROPOSAL THREE: TO APPROVE A CHANGE IN THE FUND'S FUNDAMENTAL POLICY CONCERNING DIVERSIFICATION OF INVESTMENTS

This Proposal applies only to the following Funds:

  VOYAGEUR INVESTMENT TRUST
   Delaware-Voyageur Tax-Free California Insured Fund Delaware-Voyageur Tax-Free Florida Insured Fund
  VOYAGEUR ARIZONA MUNICIPAL INCOME FUND, INC. VOYAGEUR FLORIDA INSURED MUNICIPAL INCOME FUND VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND II, INC.

Mutual funds generally diversify their investments among many different securities. They are, however, free to choose the extent to which they will diversify their investments, provided they meet certain minimum limits set forth in the 1940 Act and/or the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Generally, in order to be diversified under the 1940 Act, a Fund may not invest more than 5% of its total assets in a single issuer (except U.S. government securities, as defined in the 1940 Act), or purchase more than 10% of the outstanding securities of a single issuer. This limit only applies to 75% of the Fund's total assets, which means that any Fund which is diversified under the 1940 Act may invest up to 25% of its assets in a single security. If a Fund elects to be "non-diversified" under the 1940 Act, it must still operate within the diversification requirements of the Internal Revenue Code, which are similar to the 1940 Act diversification requirements, but apply only to 50% of a Fund's assets, rather than 75%. As to the remaining 50% of Fund assets, a Fund may buy as few as two separate securities, each representing 25% of the value of the Fund.

The Funds listed above currently are classified and operate as "diversified" Funds, as that term is defined in the 1940 Act. Management has recommended to the Directors that the Funds change their classification to "non-diversified," which means that they will operate within the more flexible diversification restrictions contained in the Internal Revenue Code.

Each of the above Funds seeks to achieve its objective through investment in fixed income securities, the interest on which is exempt from federal income taxation and income taxation in the relevant state ("municipal securities"). Funds with this investment profile are often referred to as "state-specific tax-free funds." Many state-specific tax-free funds operate as non-diversified funds for 1940 Act purposes because the universe of available investments for such funds is relatively small. These funds, however, continue to meet the diversification requirements of the Internal Revenue Code.

Management of the Funds listed above has recommended to the Directors that those Funds change their diversification policies from diversified to non-diversified. This change requires shareholder approval under the 1940 Act. In approving the proposed change and concluding that it would recommend such a change to the Funds' respective shareholders, the Directors considered: (i) the relatively small market for municipal securities; (ii) the fact that many state-specific tax-free funds, including most of the other Delaware-Voyageur state-specific tax-free Funds within the Delaware Investments family, operate as non-diversified funds under the 1940 Act; and (iii) the previous experience of the Funds' investment manager in managing the Funds and the relative difficulty it experienced in locating attractive investments. At their September, 1998 Board meetings, the Directors unanimously approved the proposed change.

The Funds express their diversification policy in one of two ways. The first two Funds listed above, which are Open-End Funds, simply state in their prospectuses that they will operate as diversified Funds. The last three Funds, each of which is a Closed-End Fund, have fundamental investment restrictions recited in their original prospectus repeating the 1940 Act diversification rule. In the event that shareholders approve the proposed change, it would be implemented in one of two ways. Each of the two Open-End Funds would amend its current prospectus disclosure describing its diversification policy. Each of the three Closed-End Funds would eliminate the fundamental restriction, as it appeared in its original prospectus, amend its constituent documents and take such other action as is required by the 1940 Act to effect such change. Any future change from non-diversified to diversified status by a Fund would not require shareholder approval under the 1940 Act. If the proposed change is not approved, the Funds will continue to operate within the 1940 Act limitations.

REQUIRED VOTE. Approval of this proposal for a Fund requires the vote of a "majority of the outstanding voting securities" of the Fund, which means the vote of: (i) more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less. For the three Voyageur Closed-End Funds voting on this Proposal, each of which issues both common and preferred shares, approval of this proposal requires the vote of a "majority of the outstanding voting securities" of the Fund (both common and preferred shares), as well as a "majority of the outstanding voting securities" of the preferred shares voting separately.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE CHANGE IN DIVERSIFICATION POLICY.

PROPOSAL FOUR: TO APPROVE STANDARDIZED FUNDAMENTAL INVESTMENT RESTRICTIONS FOR THE FUND (THIS PROPOSAL INVOLVES SEPARATE VOTES ON SUB-PROPOSALS 4A THROUGH
4G)

This Proposal applies to all Funds except the U.S. Government Money Fund
                                   ------
series of Delaware Group Limited-Term Government Funds, Inc.

                               PROPOSAL OVERVIEW

Each Fund is subject to investment restrictions which establish percentage and other limits that govern the Fund's investment activities. Under the 1940 Act, investment restrictions relating to certain activities are required to be "fundamental," which means that any changes require shareholder approval. Funds are permitted to deem other restrictions fundamental, and they may also adopt "non-fundamental" restrictions, which can be changed by the Board of Directors without shareholder approval. Of course, any change in a Fund's investment restrictions, whether fundamental or not, would be approved by the Board and reflected in the Fund's prospectus or other offering documents.

Unlike investment objectives and policies, which are often different for each Fund, investment restrictions for Funds tend to be the same or similar, because they are based on legal and regulatory requirements, or positions of the staff of the SEC that apply to all Funds. Over the years, however, as new Funds were created or added to the Delaware Investments family, investment restrictions relating to the same activities were expressed in a variety of different ways. Many older Funds are subject to investment restrictions that were adopted in response to regulatory, business or industry conditions that no longer exist. In addition, a number of Funds adopted fundamental restrictions in response to state laws and regulations that no longer apply because they were preempted by the National Securities Markets Improvement Act of 1996. As a result, a number of fundamental restrictions are no longer required to be fundamental, and some previously required restrictions are no longer required at all.

The Directors, together with Fund management and the investment managers and sub-advisers, have analyzed the current fundamental investment restrictions of each Fund, and have concluded that six new standardized fundamental investment restrictions should be adopted for each Fund. The proposed investment restrictions relate only to activities that are required under the 1940 Act to be the subject of fundamental policies and restrictions. The proposed investment restrictions are designed to reflect all current regulatory requirements and are written in a way that provides flexibility to respond to future legal, regulatory or market changes. Each Fund currently has fundamental investment restrictions that govern the same activities covered by the proposed fundamental investment restrictions, and a number of Funds currently have other fundamental investment restrictions governing additional activities. Management is recommending that all current fundamental investment restrictions of each Fund be re-classified as non-fundamental, at the same time that the six new standardized fundamental investment restrictions are adopted for each Fund. If the current fundamental restrictions are made non-fundamental, the Directors would be able to modify or eliminate the current restrictions without the costs or delays associated with a shareholder vote.

The proposed changes will not affect any Fund's investment objective and will not change the way any Fund is currently being managed or operated, since all current investment restrictions will remain in place as non-fundamental restrictions. If, as proposed, the current fundamental investment restrictions are reclassified as non-fundamental, management intends in the future to recommend that the Board approve certain modifications designed to result in a more modern and standardized list of investment restrictions for the various Delaware Investments Funds. The recommendations by management will likely involve the modification or elimination of current restrictions. The Board of Directors will determine separately for each Fund whether elimination or modification of a common investment restriction is appropriate for that Fund.

Management believes that a modern, standardized list of restrictions will enhance the ability of the Funds to achieve their objectives because the Funds will have greater investment management flexibility to respond to changes in market, industry or regulatory conditions. In addition, standardized restrictions are expected to enable the Funds to operate more efficiently and to more easily monitor compliance with investment restrictions.

The six new proposed fundamental investment restrictions are described below within the relevant Sub-Proposals. IN ADDITION, EXHIBIT F CONTAINS A LIST OF THE CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS FOR EACH FUND WHICH ARE PROPOSED TO BE RECLASSIFIED AS NON-FUNDAMENTAL. Unless all of the Sub-Proposals are approved by shareholders of a particular Fund, none of the Sub-Proposals will be adopted for that Fund.

REQUIRED VOTE. Approval of each Sub-Proposal for a Fund requires the vote of a "majority of the outstanding voting securities" of the Fund, which means the vote of: (i) more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less. For the Voyageur Closed-End Funds, each of which issues both common and preferred shares, approval of each Sub-Proposal requires the vote of a "majority of the outstanding voting securities" of the Fund (both common and preferred shares), as well as a "majority of the outstanding voting securities" of the preferred shares voting separately.

THE DIRECTORS HAVE VOTED TO ADOPT EACH OF THE PROPOSED STANDARDIZED FUNDAMENTAL INVESTMENT RESTRICTIONS FOR THE FUNDS, AS WELL AS TO APPROVE THE RECLASSIFICATION OF THE EXISTING FUNDAMENTAL INVESTMENT RESTRICTIONS AS NON-FUNDAMENTAL, AND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR EACH SUB-PROPOSAL 4A THROUGH 4G FOR YOUR FUND.

SUB-PROPOSAL 4A: TO ADOPT A NEW FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING THE CONCENTRATION OF THE FUND'S INVESTMENTS IN THE SAME INDUSTRY.

Under the 1940 Act, a Fund's policy of concentrating its investments in securities of companies in the same industry must be fundamental. A mutual fund concentrates its investments, for purposes of the SEC, if it invests more than 25% of its "net" assets (exclusive of cash, U.S. government securities and tax-exempt securities) in a particular industry or group of industries. Having the concentration policy apply to "net" assets represents a recent change by the SEC staff from its previous concentration standard which applied to 25% of a Fund's "total" assets. The change would slightly reduce a Fund's ability to concentrate, since the "net" assets figure is lower than "total" assets of a Fund because liabilities are subtracted.

Most Funds currently have a fundamental investment restriction prohibiting them from concentrating their investments in the same industry. There are, however, numerous variations in the way that the investment restriction is described in the Funds' offering documents. In addition, most restrictions define concentration in terms of a percentage of "total assets," rather than in accordance with the new "net assets" standard.

The Board recommends that you approve the standardized fundamental investment restriction set forth below. In approving the proposed investment restriction and concluding that it would recommend the investment restriction to Fund shareholders, the Directors considered that the proposed investment restriction will standardize the concentration restriction for the Funds and is intended to provide flexibility for Funds to respond to changes in the SEC staff's position on concentration of investments or to other relevant legal, regulatory or market developments without the delay or expense of a shareholder vote.

Adoption of the proposed fundamental restriction will not materially affect the way the Funds are currently managed or operated because the existing concentration restrictions will remain in place as non-fundamental policies unless and until the Board of Directors modifies them in the future.

PROPOSED CONCENTRATION RESTRICTION: The Fund will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

The Board has also approved a related non-fundamental policy for the Funds, which will be adopted if the new fundamental restriction is approved and which provides that, in applying the concentration restriction: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities. This non-fundamental policy is intended to keep the concentration restriction from unnecessarily limiting a Fund's investments.

SUB-PROPOSAL 4B: TO ADOPT A NEW FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING BORROWING MONEY AND ISSUING SENIOR SECURITIES.

The 1940 Act imposes certain limits on investment companies with respect to borrowing money and issuing senior securities. In general, the limitations are designed for two purposes. For all Funds, the limitations are designed to protect shareholders and their investments by restricting a Fund's ability to subject its assets to any claims of creditors or senior security holders who would be entitled to dividends or rights on liquidation of the Fund prior to the rights of shareholders. In addition, for Open-End Funds, the limitations are designed to ensure that funds have adequate resources available to meet redemption requests. Under the 1940 Act, a Fund's investment restrictions relating to borrowing and senior securities must be fundamental. Borrowing money and issuing senior securities are related activities under the 1940 Act in that, if a Fund fails to adhere to the restrictions applicable to borrowing, the Fund will be considered to have issued an impermissible senior security.

The current investment restrictions concerning borrowing and senior securities vary considerably from Fund to Fund. Shareholders of each Open-End and Closed-End Fund are being asked to approve a new standardized fundamental restriction that covers both borrowing and senior securities and which is designed to reflect all current regulatory requirements. The standardized restriction is written in a manner that is appropriate for both Open-End and Closed-End Funds. The proposed restriction would permit Funds to borrow or issue senior securities within the limits established under the 1940 Act or under any SEC rule, regulation or staff interpretation thereof. APPROVAL OF THE PROPOSED RESTRICTION WILL NOT BE USED TO ALTER THE PREFERENCES OF ANY OUTSTANDING PREFERRED STOCK OF ANY VOYAGEUR CLOSED-END FUND, NOR WILL IT BE USED TO CHANGE ANY OF THE BORROWING PROGRAMS OF THE FUNDS, WITHOUT PROPER BOARD OR SHAREHOLDER APPROVAL.

A "senior security" is defined as an obligation of a fund with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits open-end funds from, and restricts closed-end funds with respect to, issuing senior securities, in order to limit the ability of investment companies to use leveraging. In general, a fund uses leveraging when it enters into securities transactions with borrowed money or money to which it has only a temporary entitlement.

Under the 1940 Act, a closed-end fund may issue debt instruments or preferred stock as long as certain asset coverage requirements are met. In addition, SEC staff interpretations allow both closed-end and open-end funds to engage in a number of types of transactions which might be considered to raise "senior securities" or "leveraging" concerns, so long as the funds meet certain collateral requirements set by the SEC staff which are designed to protect shareholders. For example, some of the transactions that may raise senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the Fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions)(to be referred to collectively as "Leveraging-Type Transactions"). Funds that engage in Leveraging-Type Transactions must set aside money or securities or engage in certain offsetting securities transactions, to meet the SEC staff's collateralization requirements.

CLOSED-END FUNDS. The proposed standardized investment restriction meets all of the requirements of the 1940 Act relating to the issuance of senior securities and borrowing by closed-end funds. Under the 1940 Act, a closed-end fund generally is permitted to issue a class of senior securities in the form of debt instruments if: (1) immediately after its issuance, the fund has asset coverage of at least 300%; (2) no dividends, distributions or repurchases of the fund's capital stock reduce the asset coverage below 300% (200% if the dividends are declared on preferred stock); and (3) provision is made that, in the event the asset coverage remains below 100% (a) for a specified period, the holders of the senior securities shall be entitled to elect a majority of the fund's directors, and (b) for longer than the specified period, the fund shall be deemed to be in default on the securities. The fund may issue senior securities in the form of preferred stock, if: (1) immediately after its issuance, the fund will have asset coverage of at least 200%; (2) no dividends or distributions on, or repurchases of, the fund's common stock reduce the asset coverage below 200%; (3) the preferred stockholders elect at least two directors, and a majority of the directors if dividends for two years are not paid; (4) the preferred stockholders have the right to vote on any reorganization adversely affecting them or on changes to certain fundamental investment restrictions; and (5) the preferred stock, the dividends on which are to be cumulative, has complete priority over any other class of stock as to the distribution of assets and payment of dividends. Certain other restrictions apply, including one limiting a fund to the issuance of only one class of senior securities in the form of stock, and only one class of senior securities in the form of debt other than certain privately arranged indebtedness.

The current investment restrictions of Delaware Group Dividend and Income Fund, Inc. and Delaware Group Global Dividend and Income Fund, Inc. ("Delaware Closed-End Funds") generally follow the 1940 Act limits described above with respect to both issuing equity and debt securities. Also, the Fund's obligations under certain Leveraging-Type Transactions are not treated as senior securities if covering assets are appropriately segregated. Exhibit F lists the current fundamental restrictions concerning borrowing and the issuance of senior securities for the Delaware Closed-End Funds.

Under their current investment restrictions, the Voyageur Closed-End Funds generally may not issue senior securities, other than preferred stock, with certain exceptions. These exceptions relate to bank borrowings for temporary or emergency purposes or for repurchases of shares, and then only in an amount not exceeding one-third of the value of the Fund's total assets, including the amount borrowed. While any such borrowings exceed 5% of the Fund's total assets, no purchases of investment securities will be made. Also, under the Voyager Closed-End Fund senior security restrictions, collateral arrangements with respect to certain Leveraging-Type Transactions are not considered by a Fund's Board of Directors to be the issuance of a senior security if covering assets are appropriately segregated.

OPEN-END FUNDS. Under the 1940 Act, an open-end fund is prohibited from issuing senior securities, but is permitted to borrow up to 5% of its total assets for temporary purposes from any person so long as the borrowing is privately arranged, and may also borrow from banks, provided that if such bank borrowings exceed 5%, the fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the fund's other assets. The effect of this latter provision is to allow an open-end fund to borrow from banks amounts up to one-third (33 1/3%) of its total assets (including the amount borrowed). Open-end funds typically borrow money to meet redemptions to avoid being forced to sell portfolio securities before they would have otherwise been sold. This technique allows open-end funds greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The current borrowing restriction for the Open-End Funds within this Proposal limits borrowing to 20% of total assets and provides that the Funds may not borrow for leveraging purposes or purchase securities while borrowings are outstanding. The current senior security investment restriction for the Open-End Funds within this Proposal provides that the Funds may not use their assets as collateral for Leveraging-Type Transactions. Since the proposed investment restriction would provide greater flexibility for such Funds to engage in borrowing and to engage in Leveraging-Type Transactions, the Funds may be subject to additional costs and risks. For example, the costs of borrowing can reduce a Fund's total return. Further, upon engaging in Leveraging-Type Transactions, such Funds could experience increased risks due to the effects of leveraging. The SEC staff's collateralization requirements are designed to address such risks. Exhibit F lists the current fundamental restrictions concerning borrowing and the issuance of senior securities for the Open-End Funds.

The Board recommends that shareholders approve the fundamental investment restriction set forth below for each Fund. The proposed investment restriction will establish a standardized borrowing and senior securities restriction which is appropriate for both Closed-End and Open-End Funds and which is written to provide flexibility for Funds to respond to changes in legal, regulatory or market developments. Adoption of the new restriction, however, will not affect the way such Funds are currently managed or operated because the existing restrictions will remain as non-fundamental policies unless and until the Board of Directors modifies them in the future.

PROPOSED BORROWING AND SENIOR SECURITIES RESTRICTION: The Fund may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

SUB-PROPOSAL 4C: TO ADOPT A NEW FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING UNDERWRITING.

Each Fund is currently subject to a fundamental investment restriction prohibiting it from acting as an underwriter of the securities of other issuers. Under the 1940 Act, a Fund's policy or restriction relating to underwriting must be fundamental. A person or company is generally considered an underwriter under the federal securities laws if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer and re-selling the securities to the public. Underwriters are subject to stringent regulatory requirements and often are exposed to substantial liability. Thus, virtually all mutual funds operate in a manner that allows them to avoid acting as underwriters.

From time to time, a mutual fund may purchase a security for investment purposes which it later sells or re-distributes to institutional investors or others under circumstances where the Fund could possibly be considered to be an underwriter under the technical definition of underwriter contained in the securities laws. The current underwriting restriction for most Funds specifically permits such re-sales. Management, consistent with SEC staff interpretations, believes that the Funds legally would not be considered to be underwriters in these circumstances.

The Board recommends that shareholders of the Funds approve the standardized fundamental investment restriction regarding underwriting set forth below. The proposed restriction is substantially similar to the current restriction for most Funds. The new restriction is proposed for each Fund because it will help to achieve the goal of standardization of the language of the investment restrictions among all Funds. Adoption of the proposed restriction will not affect the way the Funds are currently managed or operated.

PROPOSED UNDERWRITING RESTRICTION: The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

SUB-PROPOSAL 4D: TO ADOPT A NEW FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING INVESTMENTS IN REAL ESTATE.

Each Fund currently has a fundamental investment restriction prohibiting the purchase or sale of real estate. Most Funds' restrictions allow the Funds to invest in companies that deal in real estate, or to invest in securities that are secured by real estate. Under the 1940 Act, a Fund's policy or restrictions regarding investment in real estate must be fundamental.

The Board recommends that shareholders of each Fund approve the fundamental investment restriction concerning real estate set forth below. The proposed investment restriction is designed to standardize the language of the real estate restriction among the various Funds. The proposed investment restriction will permit Funds to purchase securities whose payments of interest or principal are secured by mortgages or other rights to real estate in the event of default. The investment restriction will also enable the Funds to invest in companies within the real estate industry, provided such investments are consistent with the Fund's investment objectives and policies. Adoption of the proposed restriction will not affect the way the Funds are managed or operated because the current restrictions will remain as non-fundamental policies unless and until the Board of Directors modifies them in the future.

PROPOSED REAL ESTATE RESTRICTION: The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

SUB-PROPOSAL 4E: TO ADOPT A NEW FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING INVESTMENTS IN COMMODITIES.

The Funds currently are subject to fundamental restrictions prohibiting the purchase or sale of commodities or commodity contracts. Under the 1940 Act, policies and restrictions regarding commodities must be fundamental. The most common types of commodities are physical commodities such as wheat, cotton, rice and corn. However, under federal law, futures contracts are considered to be commodities and, therefore, financial futures contracts, such as futures contracts related to currencies, stock indices or interest rates are considered to be commodities. If a Fund buys a financial futures contract, it obtains the right to receive (or, if the Fund sells the contract, the Fund is obligated to pay) the cash difference between the contract price for an underlying asset or index and the future market price, if the market price is higher. If the future price is lower, the Fund is obligated to pay (or, if the Fund sold the contract, the Fund is entitled to receive) the amount of the decrease. Funds often desire to invest in financial futures contracts and options related to such contracts for hedging or other investment reasons.

The Board recommends that shareholders approve the fundamental investment restriction concerning commodities set forth below for each Fund. The proposed restriction would standardize the language of the restriction among the various Funds and provide appropriate flexibility for the Funds to invest in financial futures contracts and related options. As proposed, the restriction is broad enough to permit investment in financial futures instruments for either investment or hedging purposes, and, thus is broader than many Funds' current restrictions. Using financial futures instruments can involve substantial risks, and will be utilized only if the investment manager determines that such investments are advisable and such practices are later affirmatively authorized by the Board. Adoption of the restriction will not affect the way the Funds are currently managed or operated because the existing commodities restrictions will remain as non-fundamental policies unless and until the Board of Directors modifies them in the future.

PROPOSED COMMODITIES RESTRICTION: The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

SUB-PROPOSAL 4F: TO ADOPT A NEW FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING LENDING BY THE FUND.

Each Fund is currently subject to a fundamental investment restriction limiting its ability to make loans. In order to ensure that the Funds may invest in certain debt securities or repurchase agreements, which could be characterized as the making of loans, most current fundamental restrictions specifically permit such investments. In addition, a number of Funds' fundamental restrictions explicitly permit Funds to lend their portfolio securities to broker-dealers or institutional investors. Securities lending is a practice that has become common in the mutual fund industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of securities transactions. The collateral delivered to a Fund in connection with such a transaction is then invested to provide the Fund with additional income.

The Board recommends that shareholders approve the standardized fundamental investment restriction concerning lending described below for each Fund. The proposed restriction prohibits loans by the Funds except in the circumstances described above and, in some cases, would provide more flexibility than the current lending restriction because of the authority to engage in securities lending. Although securities lending involves certain risks if the borrower fails to return the securities, management believes that increased flexibility to engage in securities lending does not materially increase the risk to which the Funds are currently subject. Also, the adoption of the restriction will not affect the way the Funds are currently managed or operated, because the existing lending restrictions will remain in place as non-fundamental policies unless and until the Board of Directors modifies them in the future.

PROPOSED LENDING RESTRICTION: The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

SUB-PROPOSAL 4G: TO RE-CLASSIFY ALL CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS AS NON-FUNDAMENTAL.

Each Fund currently is subject to its own list of fundamental and non-fundamental investment restrictions (as opposed to its investment objective, which is the subject of Proposal Two in this Proxy Statement). EXHIBIT F LISTS THE CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS OF EACH FUND. As described in the previous Sub-Proposals, each Fund has a fundamental investment restriction governing concentration, borrowing and senior securities, underwriting, real estate, commodities and lending. Many of the Funds, especially the older Funds, have additional fundamental investment restrictions governing activities that are no longer required to be subject to fundamental investment restrictions.

The Directors and Fund management recognize that many of the current fundamental investment restrictions cover the same activities as the proposed, standardized fundamental investment restrictions so that there will be overlapping restrictions. However, rather than asking shareholders for approval to eliminate the current restrictions at this time in favor of the new standardized restrictions, the Board is recommending that all current fundamental restrictions be reclassified as non-fundamental. After the current investment restrictions are made non-fundamental, Fund management and the Directors will analyze and evaluate each Fund's investment restrictions on an individual basis while considering the particular investment objective and policies of the Fund. Over time, the Funds' investment restrictions can be standardized, if appropriate. With the exception of a Fund's classification as a diversified fund for purposes of the 1940 Act, the proposed reclassification of the current investment restrictions as non-fundamental will provide the Directors with the authority and ability to make such changes without being required to seek an additional shareholder vote. One of the current fundamental investment restrictions that applies to Voyageur Arizona Municipal Income Fund, Inc., Voyageur Florida Insured Municipal Income Fund and Voyageur Minnesota Municipal Income Fund II, Inc. as set forth on Exhibit F, is each Fund's election to be managed as a "diversified" fund. This Sub-Proposal 4g shall include a proposal to shareholders of these three funds to convert from "fundamental" to "non-fundamental" the restriction in diversification only if shareholders of those Funds reject Proposal Three to this Proxy Statement. Proposal Three concerns whether these three Funds should be converted to "non-diversified" funds.

The conversion of investment restrictions to non-fundamental will provide management of the Funds with the flexibility to respond to industry changes and also to take advantage of unique pricing and distribution structures that have developed over the past ten years. For example, eliminating certain fundamental restrictions and converting them to non-fundamental would permit the Funds to operate in a "master-feeder" structure at some point in the future should management determine that such a structure were appropriate.

In a "master-feeder" structure, investors purchase shares of one or more feeder funds which, in turn, invest all of their assets in corresponding master funds which have identical investment objectives, policies and restrictions as the feeder funds. The assets are collectively managed at the master fund level and the different feeder funds can have varying distribution and expense structures. The principal advantage of the master-feeder structure is the consolidation of investment management of multiple identical investment pools into one investment pool. The structure is also sufficiently flexible to permit offshore feeder funds' assets to be managed at the master fund level.

By making the investment restrictions non-fundamental, management will have the flexibility to ensure that the investment restrictions of a Fund will not limit the Fund's ability to operate in a master-feeder structure. Before any existing Fund would convert to a master-feeder structure, shareholders would be notified of such a change and the prospectus of the particular Fund would be amended to disclose the ability to operate in a master-feeder structure.

PROPOSAL FIVE: TO APPROVE NEW INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS FOR THE FUND (THIS PROPOSAL INVOLVES SEPARATE VOTES ON SUB-PROPOSALS 5A AND 5B)

Sub-Proposal 5a (Investment Management Agreement): This Sub-Proposal applies to all Funds except the U.S. Government Money Fund series of Delaware Group
             ------
Limited-Term Government Funds, Inc.

Sub-Proposal 5b (Sub-Advisory Agreement): This Sub-Proposal only applies to
                                                            ----
Delaware Group Global Dividend and Income Fund, Inc.

                               PROPOSAL OVERVIEW

Shareholders of each Fund are being asked to approve a new Investment Management Agreement with Delaware Management Company (previously defined as "DMC"), which is each Fund's current investment manager. In addition, shareholders of Delaware Group Global Dividend and Income Fund, Inc. are being asked to approve a new Sub-Advisory Agreement with that Fund's current sub-adviser, Delaware International Advisers Ltd. (previously defined as "DIAL").

The New Investment Management Agreements will reflect one or more of the following changes, all of which are explained in further detail below.

  . Management fee increase of 0.05% plus the introduction of fee
    "breakpoints," which reduce fee rates as Fund assets grow.

  . Potential management fee decrease due to the introduction of fee breakpoints.

  . Change in the provision concerning shareholder approval of amendments.

  . Change in the provision concerning a Fund trading desk.

  . Addition of a provision concerning the use of a sub-adviser.

TO DETERMINE WHICH PROPOSED CHANGES APPLY TO YOUR FUND, PLEASE CHECK THE TABLE BELOW.

The proposed management fee changes (both increases and potential decreases) apply only to the Open-End Funds within Voyageur Investment Trust and are designed to standardize the management fee structure for Funds that are included in the same investment profile categories within the Delaware Investments family and to ensure management fee levels that will enable the Funds to continue to receive high quality investment management services. The other proposed amendments will change outdated provisions from older Agreements and will modernize and standardize the form of Agreement for all Delaware Investments Funds.

The proposed new Sub-Advisory Agreement for Delaware Group Global Dividend and Income Fund, Inc. is substantially identical to the current Sub-Advisory Agreement, except that it contains a new provision requiring DIAL, as sub-adviser, to share in any fee waiver or expense limitation arrangement entered into by DMC and other non-material language and structural changes. This provision does not affect the amounts to be paid by the Fund, but DIAL may receive less, depending on management fee waivers or expense limitations.

If shareholders approve the new Agreements, any modified management fees will take effect on January 1, 1999, or at a later date if the Meeting is postponed or adjourned. If a new Agreement is not approved for a particular Fund, the current Agreement will continue in effect.

THE BOARD OF DIRECTORS FOR EACH FUND HAS UNANIMOUSLY APPROVED THE PROPOSED AGREEMENTS AND RECOMMENDS THAT YOU VOTE FOR THE NEW INVESTMENT MANAGEMENT AGREEMENT AND, IF APPLICABLE, THE NEW SUB-ADVISORY AGREEMENT, FOR YOUR FUND.

        [The remainder of this page has been intentionally left blank.]

The following table lists all of the Funds for which new Investment Management Agreements are proposed, as well as the types of changes that are proposed for each Agreement.

                                                 ELIMINATION OF
                                                  SHAREHOLDER   ELIMINATION OF AUTHORITY TO
                                                  APPROVAL FOR   FUND TRADING      USE
   COMPANY/FUND NAME      MANAGEMENT FEE CHANGE    AMENDMENTS        DESK      SUB-ADVISER
   -----------------      ---------------------- -------------- -------------- ------------
CLOSED-END FUNDS
DELAWARE GROUP DIVIDEND
 AND INCOME FUND, INC.             None                 X              X             X
DELAWARE GROUP GLOBAL
 DIVIDEND AND INCOME
 FUND, INC.                        None                 X              X
VOYAGEUR ARIZONA
 MUNICIPAL INCOME FUND,
 INC.                              None                 X
VOYAGEUR COLORADO
 INSURED MUNICIPAL
 INCOME FUND, INC.                 None                 X
VOYAGEUR FLORIDA INSURED
 MUNICIPAL INCOME FUND             None                 X
VOYAGEUR MINNESOTA
 MUNICIPAL INCOME FUND,
 INC.                              None                 X
VOYAGEUR MINNESOTA
 MUNICIPAL INCOME FUND
 II, INC.                          None                 X
VOYAGEUR MINNESOTA
 MUNICIPAL INCOME FUND
 III, INC.                         None                 X
Open-End Funds
VOYAGEUR INVESTMENT
 TRUST
  Delaware-Voyageur Tax-
   Free
   California Insured     Potential decrease due
    Fund                   to breakpoints               X
  Delaware-Voyageur Tax-
   Free
   Florida Fund           0.05% increase/add
                           breakpoints                  X
  Delaware-Voyageur Tax-
   Free
   Florida Insured Fund   Potential decrease due
                           to breakpoints               X
  Delaware-Voyageur Tax-
   Free
   Kansas Fund            0.05% increase/add
                           breakpoints                  X
  Delaware-Voyageur Tax-
   Free
   Missouri Insured Fund  Potential decrease due
                           to breakpoints               X
  Delaware-Voyageur Tax-
   Free
   New Mexico Fund        0.05% increase/add
                           breakpoints                  X
  Delaware-Voyageur Tax-
   Free
   Oregon Insured Fund    Potential decrease due
                           to breakpoints               X
  Delaware-Voyageur Tax-
   Free
   Utah Fund              0.05% increase/add
                           breakpoints                  X
  Delaware-Voyageur Tax-
   Free
   Washington Insured     Potential decrease due
    Fund                   to breakpoints               X

                      PROPOSED CHANGES IN MANAGEMENT FEES
  (Applies only to Open-End Funds that are part of Voyageur Investment Trust)

PURPOSE OF MANAGEMENT FEES. Each Fund has hired DMC to serve as its investment manager. Under the current Investment Management Agreements, the portfolio management team for each Fund regularly decides which securities or instruments to buy or sell for the Fund and the investment manager directly or indirectly arranges for the placement and execution of orders for the purchase or sale of such securities and instruments. The investment manager is also responsible for each Fund's regulatory compliance and general administrative operations and provides regular reports to the relevant Company's Board of Directors. The management fees paid by a Fund are used by its investment manager to pay for the personnel, equipment, office space and facilities that are needed to manage the assets of the Fund and to administer its affairs.

REASONS FOR PROPOSED CHANGES IN MANAGEMENT FEES. At the request of the Boards, management recently undertook a complete review of the level and structure of the management fees for each Fund within the Delaware Investments family. The extensive review process was performed with the guidance of an outside consultant to help ensure the accuracy of the results and conclusions. The process involved the comparison of each Fund with its own universe of "competing" funds, which were identified based on investment objective, asset type and distribution channel. Once competing funds were identified, management compared fee rates at various asset sizes to evaluate both fee rates and breakpoint structures. Management's goal was to establish a consistent fee structure for the various Delaware Investments Funds that would be competitive with funds with a similar investment objective and size in the current marketplace.

Management believes that a competitive management fee structure is needed to ensure that Delaware Investments will continue to be able to deliver Funds with competitive expense ratios and provide the increased investment opportunities and service options that are now available to shareholders. Also, in recent years, management has noticed increased competition for talented investment and service professionals along with growing expenses in order to recruit and retain such personnel. By establishing fee levels at competitive market rates, management believes it can continue to attract talented professionals and support high-quality, long-term investment management and shareholder services to help maintain solid investment performance.

DESCRIPTION OF PROPOSED CHANGES IN MANAGEMENT FEES. As a result of its analysis, Fund management has identified a number of different management fee pricing levels to be established for the Funds in the Delaware Investments family, each reflecting the dynamics and complexity of managing the assets of particular categories of Funds based on asset type (such as equity or fixed-income), sub-divisions within asset type (such as "insured" or "non-insured" fixed-income securities) and geography (such as domestic or international). In addition, Fund management identified a standardized schedule of breakpoints for open-end Funds at each of the management fee level categories, so that management fees will be reduced if a Fund's assets grow to certain levels, in order to allow the Funds to benefit from economies of scale. The meetings described in this Proxy Statement are the first in a series of shareholder meetings to be held at which the standardized management fee pricing levels and schedules of breakpoints will be put into place for many of the Delaware Investments Funds.

The current annual management fee rate for each of the nine Funds within Voyageur Investment Trust is 0.50% of the average daily net assets of the Fund. A management fee breakpoint schedule is proposed for the five Funds which are "insured" state-specific tax-free Funds. Under the proposed fee structure, the management fee rate would remain at 0.50% for the first $500 million of a Fund's net assets and would decrease to 0.475% on the next $500 million, 0.45% on the next $1,500 million and 0.425% on net assets above $2,500 million. Fees for the four state-specific tax-free Funds which are not "insured" Funds (Tax-Free Florida, Tax-Free Kansas, Tax-Free New Mexico and Tax-Free Utah) would increase from 0.50% to 0.55% for the first $500 million in net assets and breakpoints would be introduced to reduce annual management fee rates to 0.50% on the next $500 million, 0.45% on the next $1,500 million and 0.425% on net assets above $2,500 million.

The chart included in Exhibit G shows the current and proposed management fee rates for each Fund and the dollar amounts paid to the investment manager and its affiliates during the last fiscal year. If a management fee increase is proposed, the chart shows the dollar amount that the Fund would have paid to DMC if the proposed management fees had been in effect. The chart also shows whether DMC has waived any management fees and the effect that such waivers would have had on the amounts paid under the proposed Agreement. In addition, in order to demonstrate the effect that the proposed management fee changes are expected to have on the overall expenses of the Funds, Exhibit H contains a Fee Table for each Fund for which a management fee increase is proposed, showing the actual expense levels under the current management fees and the projected expense levels following implementation of the proposed management fees.

BOARD CONSIDERATION OF PROPOSED MANAGEMENT AGREEMENT CHANGES. In considering the proposed management fee changes, the Directors reviewed extensive materials concerning the methodology used by management to identify competitive peer groups for comparison and to develop proposed management fee pricing and breakpoint levels for the various categories of Funds. The Directors reviewed separate reports for each Fund containing detailed comparative management fee and expense information of each Fund and other funds in the relevant peer group, as well as expense ratio comparisons with relevant mutual fund indices. The Directors assessed how the management fee changes would position each Fund within its peer group. The Directors also reviewed and considered performance and ranking data for each Fund along with other comparative funds within the investment objective category, as well as a performance comparison to a relevant securities index for each Fund. In addition to the expense and performance information, the Directors reviewed the investment manager's historical profitability with respect to each Fund and the anticipated effects of any management fee changes.

The Directors also considered the reasons presented by management with respect to each proposed management fee change, including the anticipated impact of management fee increases or decreases on shareholders of the Funds. In support of fee increases for particular Funds, the Directors considered various factors including the enhanced service options and investment opportunities that are made available to shareholders, the growing expense associated with recruiting and retaining qualified investment and service professionals in an increasingly competitive industry and the importance of supporting quality, long-term service by investment managers to help achieve solid investment performance.

Following consideration of all of the information and factors discussed above, the Directors for each Fund, including all of the independent Directors, unanimously approved the proposed management fee changes.

          OTHER PROPOSED CHANGES TO INVESTMENT MANAGEMENT AGREEMENTS

In addition to modifications to the management fee structure, certain other changes to the Investment Management Agreements are proposed, one or more of which may apply to a particular Fund. The proposed changes are designed to eliminate provisions that appear in certain older Funds' Agreements and to standardize the form of Agreement among all Funds within the Delaware Investments family. Please refer to the table above to determine whether the changes are proposed for your Fund's Agreement.

SHAREHOLDER APPROVAL OF AMENDMENTS TO INVESTMENT MANAGEMENT AGREEMENTS. Under the 1940 Act, shareholder approval is normally required before any fund investment management agreement can be materially amended. The purpose of this requirement is to allow shareholders to make decisions concerning provisions of an investment management agreement that could affect their investment.

Funds are, however, permitted to amend such agreements without shareholder approval if the change involves a decrease in management fee rates or a potential decrease due to the introduction or restructuring of breakpoints. In such cases, the SEC staff believes that mutual funds should not be required to experience the delay and costs of seeking shareholder approval, since shareholders are generally assumed to be in favor of management fee decreases.

Certain current Investment Management Agreements require shareholder approval of any amendment to the Agreement, regardless of whether shareholder approval
   ---
would be required under federal law. Management proposes to change the Agreements to permit amendments without shareholder approval in appropriate circumstances like those described above.

ELIMINATION OF FUND TRADING DESK. In order for the Funds to buy and sell securities, written instructions must be provided to brokers or dealers who execute portfolio transactions. Although most investment management agreements in the mutual fund industry provide that the investment manager is responsible for selecting brokers or dealers to effect such transactions, the Agreements for Delaware Group Dividend and Income Fund, Inc. and Delaware Group Global Dividend and Income Fund, Inc. provide that the Funds' employees are responsible for providing instructions to brokers or dealers relating to the execution of portfolio transactions. As a result, these two Funds maintain a Fund trading desk staffed by Fund personnel. Management currently believes that the investment manager or sub-adviser should be responsible for placing portfolio transactions rather than Fund employees and has concluded that the Agreements should be modified accordingly.

AUTHORITY TO USE SUB-ADVISERS. As the investment management industry has grown increasingly specialized, it has become increasingly common for mutual funds whose portfolios include investments in a particular specialized asset class to utilize the services of sub-investment advisers ("sub-advisers") with particular expertise in managing the asset class. Typically, such sub-advisory arrangements are established with contracts between the investment manager and the sub-adviser, with the investment manager retaining supervision over the portfolio. For example, DIAL serves as the sub-adviser to DMC for Delaware Group Global Dividend and Income Fund, Inc. and manages the foreign portion of that Fund's assets.

The Investment Management Agreement for Delaware Group Dividend and Income Fund, Inc. does not contain a provision authorizing the use of a sub-adviser. Therefore, Fund management is proposing that the new Agreement for that Fund contain the sub-adviser provision, in order to standardize the Agreement with the other Delaware Investments Funds and authorize the use of sub-advisers if the Board desires to approve the use of a sub-adviser in the future. Any future use of a sub-adviser would also require approval by shareholders.

MISCELLANEOUS CHANGES. In addition to the changes discussed above, there are certain miscellaneous changes designed to standardize the form of Agreement among all Delaware Investments Funds. First, the Agreements for the Funds will reflect non-material language and structural changes to conform to the standard Delaware Investments model Agreement. Second, each new Agreement will contain a provision permitting the names "Delaware," "Delaware Investments" or "Delaware Group" to be used by other Funds, series or classes, whether already existing or to be created in the future, which are, or may be, sponsored or advised by DMC or DIAL. The first Delaware Investments Fund to use the word "Delaware" in its name was the Delaware Fund series of Delaware Group Equity Funds I, Inc., which was originally established in 1938. DMC understands that Delaware Fund may have a claim to the use of the name "Delaware." Without reaching any conclusion as to such claim, each Agreement will recognize the ability of multiple Funds to use the words described above in their names.

           INFORMATION ABOUT THE INVESTMENT MANAGER AND SUB-ADVISER

DMC serves as investment manager for each Fund. DMC is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and, together with its predecessors, has been managing funds within the Delaware Investments family since 1938. DMC is located at One Commerce Square, Philadelphia, Pennsylvania 19103.

DIAL serves as the sub-adviser for Delaware Group Global Dividend and Income Fund, Inc. DIAL is a United Kingdom affiliate of DMC, is an investment adviser registered in the United States under the Advisers Act and is a member of the Investment Management Regulatory Organisation (IMRO) in the United Kingdom. Since 1990, DIAL has managed the overseas assets of the Funds within the Delaware Investments family. DIAL is located at Third Floor, 80 Cheapside, London, England EC2V 6EE.

On July 31, 1998, DMC was managing approximately $15.8 billion in assets in various open-end and closed-end mutual fund accounts. DIAL was managing approximately $10.5 billion in institutional or separately managed accounts (approximately $8.5 billion) and mutual fund accounts (approximately $2 billion) on the same date. Other affiliates of DMC and DIAL were managing additional institutional and separate account assets in the amount of $17.3 billion on that date.

Both DMC and DIAL are indirect, wholly owned subsidiaries of Lincoln National Corporation, also known as Lincoln Financial Group. Lincoln National Corporation, with headquarters in Fort Wayne, Indiana, is a diversified organization involved in many aspects of the financial services industry, including insurance and investment management.

DMC and DIAL also provide investment management or sub-advisory services to other Funds within the Delaware Investments family which have investment objectives that are similar to those of the Funds to which this Proxy Statement applies. For the names of such other Funds, together with the current (and proposed, in some cases) management or sub-advisory fee rates for such Funds, see Exhibit I.

DMC is a series of Delaware Management Business Trust. The Trustees who operate the business and their principal occupations (which are positions with DMC) are as follows: Wayne A. Stork, Chairman, President, Chief Executive Officer and Chief Investment Officer; Richard G. Unruh, Jr., Executive Vice President; David K. Downes, Executive Vice President, Chief Operating Officer and Chief Financial Officer; and George M. Chamberlain, Jr., Senior Vice President and Secretary; and John B. Fields, Vice President/Senior Portfolio Manager.

Wayne A. Stork is the Chairman, Chief Executive Officer and a Director of DIAL. David G. Tilles is the Managing Director, Chief Investment Officer and a Director of DIAL. In addition to Mr. Stork and Mr. Tilles, the present directors of DIAL and their principal occupations (unless noted in the paragraph above relating to DMC) are as follows: Jeffrey J. Nick, President of Delaware Management Holdings, Inc. and President and Chief Executive Officer of each of the Companies comprising the Delaware Investments family of funds;
G. Roger H. Kitson, Vice Chairman of DIAL; Richard G. Unruh; David K. Downes; Richard J. Flannery, Executive Vice President and General Counsel of DMC; George M. Chamberlain, Jr.; John C. E. Campbell, Executive Vice President of Delaware Investment Advisers (a series of Delaware Management Business Trust); Hamish O. Parker, Director of DIAL; Timothy W. Sanderson, Chief Investment Officer, Equities of DIAL; Clive A. Gillmore, Regional Research Director of DIAL; Ian G. Sims, Deputy Managing Director/Chief Investment Officer/Global Fixed Income of DIAL; George E. Deming, Vice President/Senior Portfolio Manager of Delaware Investment Advisers (a series of Delaware Management Business Trust); John Emberson, Company Secretary and Finance Director of DIAL; Nigel G. May, Regional Research Director of DIAL; Elizabeth A. Desmond, Regional Research Director of DIAL. All of the above officers and directors of DIAL may be contacted at Third Floor, 80 Cheapside, London, England EC2V 6EE.

                   OTHER INFORMATION RELEVANT TO APPROVAL OF
               INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

The form of proposed Investment Management Agreement for the Funds is attached as Exhibit J and the form of proposed Sub-Advisory Agreement for Delaware Group Global Dividend and Income Fund, Inc. is attached as Exhibit K. Each Current and Proposed Agreement has an initial term of two years and provides that it will thereafter continue in effect from year to year only if such continuation is specifically approved at least annually with respect to each Fund by (i) a vote of a majority of the Board of Directors, or (ii) a vote of a majority of the outstanding voting securities of the Fund, and (iii) in either case, separately by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act). Each current and proposed Agreement may be terminated without penalty by (i) the Fund, by a vote of a majority of the Board of Directors, or (ii) by a vote of a majority of the outstanding voting securities of a Fund, or (iii) by DMC or DIAL, as relevant, at any time on 60 days' written notice. Each Agreement will also terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

Under each of the current and proposed Agreements, best efforts are used to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the investment manager, sub-adviser or their advisory clients. To the extent consistent with the requirements of the rules of the SEC and the National Association of Securities Dealers, Inc., these orders may be placed with brokers who sell shares of the Funds. The services provided may include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the investment manager or sub-adviser in connection with their investment decision-making process with respect to one or more Funds or accounts that they manage, and need not be used exclusively with respect to the Fund or account generating the brokerage.

As provided in the Securities Exchange Act of 1934 and the current and proposed Agreements, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. In some instances, services provided constitute in some part brokerage and research services used in connection with the investment decision-making process and constitute in some part services used in connection with administrative or other functions not related to the investment decision-making process. In such cases, the investment manager or sub-adviser will make a good faith allocation of brokerage and research services and will pay out of their own resources for services used by them in connection with administrative or other functions not related to the investment decision-making process.

The current and proposed Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence or a reckless disregard to the performance of its duties to a Fund, the investment manager or sub-adviser shall not be liable to the Fund or any shareholder of the Fund for any action or omission in the course of, or in connection with, rendering services under a current or proposed Agreement, or for any losses that may be sustained in the purchase, holding or sale of any security or otherwise.

                        OTHER AGREEMENTS WITH THE FUNDS

Voyageur Investment Trust is currently party to a Distribution Agreement relating to the Funds with Delaware Distributors, L.P. (the "Distributor"), an affiliate of DMC and DIAL. The Distributor's principal address is 1818 Market Street, Philadelphia, PA 19103. Pursuant to the Distribution Agreement, the Distributor provides underwriting, distribution and marketing services to the Funds. The Agreement includes references to distribution plans adopted pursuant to Rule 12b-1 under the 1940 Act. Voyageur Investment Trust is also a party to a Shareholders Services Agreement and a Fund Accounting Agreement with Delaware Service Company, Inc. ("DSC"), an affiliate of DMC and DIAL, pursuant to which DSC provides fund accounting, shareholder servicing, dividend disbursing and transfer agency services.

DSC also performs administrative and accounting services for the Closed-End Funds pursuant to a Fund Administration and Accounting Agreement with each Closed-End Fund. Under each agreement, DSC calculates the Fund's daily net asset value, performs financial reporting and portfolio compliance testing, and maintains comprehensive administrative records for the Funds.

Exhibit F to this Proxy Statement lists the amount of any payments made to DSC pursuant to service agreements or to the Distributor pursuant to Rule 12b-1 Plans, for each Fund's most recently completed fiscal year.

PROPOSAL SIX: TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE COMPANY

This Proposal applies to all Companies except for Delaware Group Limited-Term Government Funds, Inc.

The Boards of Directors have selected Ernst & Young LLP as independent auditors of each Company for the current fiscal year and shareholders are asked to ratify this selection. Ernst & Young LLP's principal address is Two Commerce Square, Philadelphia, PA 19103. A representative from Ernst & Young LLP is expected to be present at the meeting. The representative of Ernst & Young LLP will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. The Companies' Audit Committee meets periodically with the representatives of Ernst & Young LLP to receive reports from Ernst & Young LLP and plan for the Companies' audits.

REQUIRED VOTE. A simple majority (more than 50%) of the outstanding voting securities of each Company, regardless of individual Funds within a Company, is required to ratify the selection of Ernst & Young LLP as independent auditor for each such Company, except that the shareholders of Delaware Group Global Dividend and Income Fund, Inc. and Voyageur Investment Trust may ratify the auditor selection with a majority of "votes cast," which could be less than 50% of a Company's outstanding voting securities.

THE BOARD OF DIRECTORS OF EACH COMPANY UNANIMOUSLY RECOMMENDS THAT YOU RATIFY THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR SUCH COMPANY FOR THE CURRENT FISCAL YEAR.

PROPOSAL SEVEN: TO APPROVE THE REORGANIZATION OF THE COMPANY FROM A MASSACHUSETTS BUSINESS TRUST INTO A MARYLAND CORPORATION

This Proposal only applies to the following two Companies:

  VOYAGEUR FLORIDA INSURED MUNICIPAL INCOME FUND
  VOYAGEUR INVESTMENT TRUST
   Delaware-Voyageur Tax-Free California Insured Fund
   Delaware-Voyageur Tax-Free Florida Fund
   Delaware-Voyageur Tax-Free Florida Insured Fund
   Delaware-Voyageur Tax-Free Kansas Fund
   Delaware-Voyageur Tax-Free Missouri Insured Fund
   Delaware-Voyageur Tax-Free New Mexico Fund
   Delaware-Voyageur Tax-Free Oregon Insured Fund
   Delaware-Voyageur Tax-Free Utah Fund
   Delaware-Voyageur Tax-Free Washington Insured Fund

The Boards of Trustees of Voyageur Investment Trust ("Investment Trust") and Voyageur Florida Insured Municipal Income Fund ("Florida Municipal Fund") (the "Current Boards") have approved separate Agreements and Plans of Reorganization (the "Plans") substantially in the form attached to this Proxy Statement as Exhibit L. Each Plan provides for a reorganization (a "Reorganization") pursuant to which each Company will change its domicile and form of organization from a Massachusetts business trust to a Maryland corporation. Investment Trust and Florida Municipal Fund may be referred to in this Proposal as the "Current Funds." The respective series of shares of Investment Trust are referred to in this Proposal as the "Current Series."

With respect to each Current Fund, the Reorganization involves the continuation of the Current Fund in the form of a newly created Maryland corporation. Separate classes and series of shares of each Maryland corporation which correspond to the classes and series of each Current Fund will carry on the business of the Current Fund. The newly created Maryland corporations are referred to in this Proposal as the "New Funds." With respect to Investment Trust, the series of shares of the New Funds which correspond to the Current Series of shares of Investment Trust are referred to as the "New Series."

Under the Reorganization, the investment objectives of each New Fund and New Series will be the same as those of its corresponding Current Fund and Current Series, as applicable; the portfolio securities of each Current Fund and Current Series will be transferred to its corresponding New Fund and New Series, as applicable; and shareholders will own interests in each New Fund that are equivalent to their interests in the Current Fund on the closing date of the Reorganization. The trustees, officers and employees of each Current Fund on the effective date of the Reorganization will become the directors, officers and employees of the corresponding New Fund, respectively, and will operate the New Fund in the same manner as they previously operated the Current Fund. DMC will be responsible for the investment management of each New Fund and New Series, as applicable. In essence, a shareholder's investment in a Current Fund will not change for all practical purposes.

BACKGROUND AND REASONS FOR THE REORGANIZATIONS. The Current Boards unanimously recommend conversion of the Current Funds into Maryland corporations because they have determined that the Maryland corporate form of organization provides certain administrative advantages to the Funds. Specifically, the Reorganizations would increase uniformity among the funds within the Delaware Investments family, which are primarily organized as Maryland corporations. Increased uniformity among the funds, many of which share common directors, officers and service providers, is expected to reduce the costs and resources devoted to compliance with varying state corporate or trust laws and also reduce administrative burdens.

Maryland corporate law contains provisions specifically designed for mutual funds, which take into account their unique structure and operations, and allows funds to simplify their operations by reducing administrative burdens to generally operate more efficiently. For example, as with Massachusetts business trusts, funds organized as Maryland corporations are not required to hold annual shareholders' meetings if meetings are not otherwise required by the federal securities laws, the charter or bylaws, and such funds may create new classes or series of stock without having to obtain the approval of shareholders at a meeting. Another advantage that is afforded to a mutual fund organized as a Maryland corporation is that there is a well established body of corporate precedent which may be relevant in deciding issues pertaining to the corporation.

For these reasons, the Current Boards believe it is in the interest of shareholders of the Current Funds to reorganize the Current Funds into Maryland corporations. At present, it appears that the most advantageous time to consummate the Reorganizations is on or before December 31, 1998, however, such date may be modified by the Current Fund and the New Fund. The Current Board reserves the right to abandon the Reorganizations if it determines that such action is in the best interest of the Current Funds.

The following discussion under the captions "Consequences and Procedures of the Reorganization," "Capitalization and Structure," "Effects of Shareholder Approval of the Reorganization," "Federal Income Tax Consequences of the Plan," and "Expenses of the Reorganization" applies to the Reorganization of each Current Fund, except where otherwise specifically noted.

CONSEQUENCES AND PROCEDURES OF THE REORGANIZATION. Upon consummation of the Reorganization, the New Fund will continue the Current Fund's business with the same investment objectives, policies and restrictions that are in effect for the Current Fund at the time of the consummation of the Reorganization (see the discussion under "Investment Policies and Restrictions" below). The net asset value of the shares of each class of each Current Series, and the net asset value of the common shares of the Florida Municipal Fund, will not be affected by the Reorganization. The New Fund has been organized specifically for the purpose of effecting the Reorganization. Immediately prior to the effective date of the Reorganization (as defined in the Plan), the New Fund corresponding to Investment Trust will have outstanding only one share of each class of stock of each New Series corresponding to the shares of each class of stock of each Current Series. Immediately prior to the effective date of the Reorganization, the New Fund corresponding to the Florida Municipal Fund will have outstanding only one share of each class, common and preferred, and series of stock corresponding to the shares of each class and series of stock of the Florida Municipal Fund. The Current Fund will be the sole holder of the shares of such stock. The Plan contemplates that the trustees serving at the time of the Reorganization will serve as directors of the New Fund, with comparable responsibilities, if the shareholders give the requisite approval at the meeting. The officers of the Current Fund will become officers of the New Fund with comparable responsibilities. The Reorganization will not result in the recognition of income, gain or loss for Federal income tax purposes to the Current Fund, the New Fund or the holders of shares of the Current Fund. (See "Federal Income Tax Consequences of the Plan.")

To accomplish the Reorganization, the Plan provides that the Current Fund will transfer all of its assets or the assets of the Current Series, as applicable, subject to its related liabilities, to the corresponding New Fund and, if applicable, to each of its corresponding New Series. The New Fund will establish an account for each shareholder and will credit to that account the exact number of full and fractional shares of the class of the New Series (or the exact number of full and fractional shares of the class and series of the New Fund corresponding to the Florida Municipal Fund) that such shareholder previously held in the same class of the corresponding Current Series (in the same class and series of the Florida Municipal Fund) on the effective date of the Reorganization. Each shareholder will retain the right to any declared but undistributed dividends or other distributions payable on the shares of the Current Fund and Current Series, as applicable, that he or she owned. On the date of the Reorganization, the net asset value per share of each class of each Current Series, and the net asset value of the common shares of the Florida Municipal Fund, will be the same as the net asset value per share of the corresponding class of the New Series or net asset value per share of the common shares of the New Fund corresponding to the Florida Municipal Fund. The New Fund will assume all liabilities and obligations of its corresponding Current Fund. As soon as practicable after the effective date of the Reorganization, the Current Fund will be dissolved and its existence terminated.

With respect to the Florida Municipal Fund, the holders of the preferred shares will continue to have the same privileges, preferences and limitations and substantially the same dividend and voting rights as they had prior to the Reorganization. The dividends applicable to the preferred shares will be determined, declared and paid in the same manner using the same procedures as prior to the Reorganization. The holders of the preferred shares are subject to rating agency guidelines which are set forth in the resolutions of the Board of Trustees and are part of the Declaration of Trust of the Florida Municipal Fund. Securities are given ratings by independent rating organizations which grade the company issuing the securities based upon its financial soundness. The rating agency guidelines govern the manner in which the preferred shares are rated by rating agencies, which currently include Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P"). The Board of Trustees has approved a modification of the guidelines to permit the Reorganization, but the modification is subject to the receipt of written confirmation from Moody's and S&P that the modification of the guidelines and the Reorganization will not impair the ratings currently assigned to the preferred shares. Moody's and S&P have been notified of the modification of the guidelines and the Reorganization and have stated that they will provide written confirmation that the modification or Reorganization will not impair such ratings. It is anticipated that Moody's and S&P will provide the requisite written confirmations prior to the effective date of the Reorganization of the Florida Municipal Fund. If Moody's and S&P do not provide such written confirmations, the Board of Trustees of the Florida Municipal Fund will take steps to meet any concerns presented by the rating agencies and, if the rating agencies still do not provide such written confirmations, will terminate or abandon the Reorganization.

On the effective date of the Reorganization, each certificate representing shares of a class of a Current Series (representing shares of a class and series of the Florida Municipal Fund) will represent an identical number of shares of the same class of the corresponding New Series (of the same class and series of the New Fund corresponding to the Florida Municipal Fund). Shareholders will have the right to exchange their certificates of the Current Fund for certificates of the New Fund. A shareholder, however, is not required to make this exchange of certificates.

The Plan provides that the effective date of the Reorganization will be (i) the next business day after the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Current Fund at which the Plan will be considered or (ii) such later date as the Current Fund and the New Fund may mutually agree. It is expected that this will be on December 31, 1998, or such earlier time as the Current Board deems advisable and in the best interest of the Current Fund and its shareholders. The Plan may be terminated and the Reorganization abandoned at any time prior to the effective date of the Reorganization by the Current Board. If the Reorganization is not so approved or if the members of the Current Board determine to terminate or abandon the Reorganization, the Current Fund will continue to operate as a Massachusetts business trust.

CAPITALIZATION AND STRUCTURE. Investment Trust was organized as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated September 16, 1991. It has an unlimited number of shares of beneficial interest authorized, without par value. The shares of Investment Trust have been divided into nine separate series with four classes of shares of each such series. The New Fund corresponding to Investment Trust was incorporated under the Maryland General Corporation Law (the "Maryland Code") on September 16, 1998. It has authorized capitalization of 2,000,000,000 shares of common stock, par value $0.01 per share. The Board of Directors of the New Fund has the power to designate one or more classes and series of shares of common stock and to classify and reclassify any unissued shares with respect to each class and series. Initially, the New Fund has designated the same number of classes and series as its corresponding Current Fund.

With respect to Investment Trust, shares of the respective classes of the New Series have the same dividend, redemption, voting, exchange and liquidation rights, and terms of conversion as the corresponding Current Series. Shares of the respective classes of both the Current Series and the corresponding New Series are fully paid, non-assessable, and freely transferable and have no preemptive or subscription rights.

The Florida Municipal Fund was organized as a Massachusetts business trust pursuant to a Declaration of Trust dated December 29, 1992. It has an unlimited number of common shares of beneficial interest and an unlimited number of preferred shares of beneficial interest authorized. The Florida Municipal Fund has 2,422,200 common shares issued and outstanding. The preferred shares are issued in two series, with 200 shares designated as Municipal Income Preferred Shares, Series A, and 200 shares designated as Municipal Income Preferred Shares, Series B. All shares have a par value of $0.01 per share. The New Fund was incorporated under the Maryland Code on September 16, 1998. Articles of Amendment and Restatement of the New Fund were filed on October 9, 1998, which provide for authorized capitalization of 2,422,200 shares of common stock and 400 shares of preferred stock, par value $0.01 per share, of which 200 shares of preferred stock are designated Municipal Income Preferred Shares, Series A, $0.01 par value per share, and 200 shares of preferred stock are designated Municipal Income Preferred Shares, Series B, $0.01 par value per share.

With respect to the Florida Municipal Fund, shares of the respective series and classes of the corresponding New Fund have substantially the same dividend and voting rights and the same liquidation rights, preferences, and terms and conditions of redemption and repurchase, as the corresponding Current Fund. Shares of the respective classes and series of both the Florida Municipal Fund and the corresponding New Fund have no preemptive or subscription rights.

Prior to the Reorganization, the New Fund will have nominal assets and no liabilities. The sole shareholder of the New Fund will be the corresponding Current Fund. Each New Fund and New Series will have the same investment objective and policies as its corresponding Current Fund and Current Series, as applicable. (See the discussion under "Investment Policies and Restrictions" below.) DMC will provide investment management services to the New Fund and the New Series as it does to the Current Fund and the Current Series, as applicable. The New Fund will have the same fiscal year as the Current Fund.

Subsequent to the closing of the Reorganization, shares of the respective classes of the Current Series (the respective classes and series of the Florida Municipal Fund) will be exchanged for an identical number of shares of the same class of the corresponding New Series (the same class and series of the corresponding New Fund in the case of the Florida Municipal Fund). Thereafter, for Investment Trust, shares of each class of the New Series will be available for issuance at their net asset value applicable at the time of sale. The New Fund will adopt the Current Fund's existing registration statement under the 1940 Act and, with respect to Investment Trust, under the Securities Act of 1933.

EFFECTS OF SHAREHOLDER APPROVAL OF THE REORGANIZATION. An investment company registered under the 1940 Act is required to: (1) submit the selection of the company's independent auditors to all shareholders for their ratification; (2) call a special meeting to elect directors (trustees) within 60 days if, at any time, less than one half of the directors (trustees) holding office have been elected by all shareholders; and (3) submit any proposed investment management agreement relating to a particular series of the investment company to the shareholders of that series for approval.

The Current Board believes that it is in the best interest of the shareholders of the Current Fund (who will become the shareholders of the corresponding New Fund if the Reorganization is approved) to avoid the considerable expense of another shareholders' meeting to obtain the shareholder approvals described above shortly after the closing of the Reorganization and, in the case of the Florida Municipal Fund, to avoid the expense of holding a special shareholders' meeting in addition to the regular annual meeting. The Current Board also believes that it is not in the best interest of the shareholders to carry out the Reorganization if the surviving New Fund would not have a Board of Directors, independent auditors, and an investment management agreement complying with the 1940 Act.

The Current Board will, therefore, consider approval of the Reorganization by the requisite vote of the shareholders of the Current Fund to constitute the approval of the Plan contained in Exhibit L, and will also constitute, for the purposes of the 1940 Act: (1) ratification of the independent auditors for each Current Fund at the time of the Reorganization as the New Fund's independent auditors (please see Proposal 6); (2) election of the Directors (Trustees) of the Current Fund who are in office at the time of the Reorganization as the directors of the New Fund after the closing of the Reorganization (please see Proposal 1); (3) approval by the shareholders of each Current Series of the investment management agreement between the New Fund and DMC for the New Series, which will be substantially identical to the agreement that is in place between the Current Fund and DMC for the corresponding Current Series of Investment Trust on the effective date of the Reorganization (please see Proposal 5a); and (4) approval by the shareholders of the Florida Municipal Fund of the investment management agreement between the corresponding New Fund and DMC, which will be substantially identical to the agreement that is in place between the Florida Municipal Fund and DMC on the effective date of the Reorganization (please see Proposal 5a).

The New Fund will issue a single share of each class of stock of the New Series (a single share of each class and series of stock of the corresponding New Fund of the Florida Municipal Fund) to the Current Fund, and, assuming approval of the Reorganization by shareholders of the Current Fund, the officers of the Current Fund, prior to the Reorganization, will cause the Current Fund, as the sole shareholder of the New Fund, to vote such shares "FOR" the matters specified in the above paragraph. The Current Fund will then consider the requirements of the 1940 Act referred to above to have been satisfied.

The mailing address and telephone number of the principal executive offices of both the Current Fund and New Fund are 1818 Market Street, Philadelphia, PA 19103, and 1-800-523-1918, respectively.

INVESTMENT POLICIES AND RESTRICTIONS. If the investment policies and restrictions for the Current Fund and Current Series as proposed and set forth in Proposals Two, Three and Four are approved by the shareholders, the investment policies and restrictions of the corresponding New Fund and New Series will be the policies and restrictions of the Current Fund and Current Series as amended by the provisions set forth in such Proposals. For each Current Fund and Current Series for which the investment policies and restrictions set forth in Proposals Two, Three and Four are not approved, the investment policies and restrictions of the corresponding New Fund and New Series after the Reorganization will be the investment policies and restrictions of that Current Fund and Current Series immediately prior to the Reorganization.

INVESTMENT MANAGEMENT AGREEMENTS. If the proposed new investment management agreement with DMC relating to the Current Fund and Current Series, as applicable, as proposed and described in Proposal Five (a "New Agreement") is approved by the shareholders of the Current Fund and Current Series, the terms of the investment management agreement for the New Fund and New Series will be substantially identical to the New Agreement for the Current Fund and Current Series. For each Current Fund and Current Series for which the New Agreement described in Proposal Five is not approved, if any, the investment management agreement for the corresponding New Fund and New Series will be substantially identical to the existing investment management agreement currently in place for that Current Fund and Current Series, as applicable.

FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN. It is anticipated that the transactions contemplated by the Plan will be tax-free for federal income tax purposes. Consummation of the Reorganization is subject to receipt of a legal opinion from the law firm of Stradley, Ronon, Stevens & Young, LLP, counsel to the Current Fund and New Fund, that under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), the exchange of assets of the Current Fund for the shares of the corresponding New Fund, the transfer of such shares to the holders of shares of the Current Fund and the liquidation and dissolution of the Current Fund pursuant to the Plan will not give rise to the recognition of a gain or loss for federal income tax purposes to the Current Fund, the New Fund or shareholders of the Current Fund or the New Fund. A shareholder's adjusted basis for tax purposes in the shares of the New Fund after the exchange and transfer will be the same as his adjusted basis for tax purposes in the shares of the corresponding Current Fund immediately before the exchange. Each shareholder should consult his or her own tax adviser with respect to the details of these tax consequences and with respect to state and local tax consequences of the proposed transaction.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICING ARRANGEMENTS. The New Fund corresponding to Investment Trust will enter into agreements with DSC for transfer agency, dividend disbursing and shareholder servicing and fund accounting services which are substantially identical to the agreements currently in effect for each corresponding Current Fund for such services. With respect to the New Fund corresponding to Investment Trust, Delaware Distributors, L.P. ("DDLP") will serve as the national distributor for the shares of the New Series under a separate distribution agreement between DDLP and the New Fund, which is substantially identical to the distribution agreement currently in effect for the Current Series.

The New Fund corresponding to the Florida Municipal Fund will enter into an agreement with Norwest Bank Minnesota, N.A. for transfer agency services which is substantially identical to the agreement currently in effect between Norwest Bank Minnesota, N.A. and the Florida Municipal Fund. The New Fund corresponding to the Florida Municipal Fund will enter into an agreement with DSC for administrative services and fund accounting services which is substantially identical to the agreement currently in effect between DSC and the Florida Municipal Fund.

Investment Trust has adopted distribution plans under Rule 12b-1 of the 1940 Act (each a "Distribution Plan") relating to certain classes of shares of the Current Series. For each class of shares of Investment Trust that is subject to a Distribution Plan, the corresponding New Fund also has adopted a distribution plan that is substantially identical to the Distribution Plan currently in place for the same class of shares of that Current Series.

REQUESTS FOR REDEMPTION OF INVESTMENT TRUST. Any request to redeem shares of Investment Trust that is received and processed prior to the Reorganization will be treated as a redemption of shares of Investment Trust. Any request to redeem shares of Investment Trust received or processed after the Reorganization will be treated as a request for the redemption of shares of the corresponding New Fund.

EXPENSES OF THE REORGANIZATION. Because the Reorganization will benefit solely the Current Fund and its shareholders, the Current Board has authorized that the expenses incurred by the Current Fund in the Reorganization or arising out of the Reorganization shall be paid by the Current Fund, whether or not the Reorganization is approved by the shareholders.

COMPARISON OF LEGAL STRUCTURES. A comparison of the Massachusetts statutory provisions governing business trusts ("Massachusetts Statute") with the Maryland Code, as well as a comparison of relevant provisions of the governing documents of the Current Funds and the New Funds, is included in Exhibit M, which is entitled "Differences in Legal Structures."

REQUIRED VOTE. The Plans and the transactions contemplated thereby, including the liquidation and dissolution of the Current Funds, requires the approval of the shareholders as set forth below:

  . Investment Trust--The vote of a "majority of the outstanding voting securities" of Investment Trust, which means the vote of : (i) more than 50% of the outstanding voting securities of Investment Trust; or

   (ii) 67% or more of the voting securities of Investment Trust present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less.

  . Florida Municipal Fund--The affirmative vote of a majority of all votes entitled to be cast at the meeting (shares of each class voting together as a single class).

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE
REORGANIZATION.

PROPOSAL EIGHT: TO APPROVE A PLAN OF LIQUIDATION AND DISSOLUTION FOR THE U.S. GOVERNMENT MONEY FUND SERIES OF DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, INC.

This Proposal only applies to the U.S. Government Money Fund series of Delaware Group Limited-Term Government Funds, Inc.

You are being asked to consider and approve a Plan of Liquidation and Dissolution ("Liquidation Plan") which would result in the liquidation of the U.S. Government Money Fund and the proceeds from such liquidation being distributed to you in proportion to the value of your shares.

In September 1998, management of U.S. Government Money Fund presented to the Board of Directors a proposal for the liquidation and dissolution of the Fund. At the meeting representatives of DMC and DDLP discussed the Fund's previous operating history, including its performance, as well as the historical and anticipated sales activity. In management's view, the Fund's current size prevents its efficient operation. In particular, the expense ratio is not competitive without voluntary fee waivers and expense payments by the investment manager. For example, in the Fund's 1996 and 1997 fiscal years, total expenses represented 0.74% and 0.70%, respectively, of the Fund's average net assets, after waiver of all management fees and payment of expense reimbursements. Had such waivers and reductions not been made in the Fund's 1996 and 1997 fiscal years, total expenses would have represented 1.56% and 1.22%, respectively, of the Fund's average net assets. Similarly, the Fund has not been popular because of the industry-wide disinterest in government money market funds. In general, investors have turned to higher yielding, high quality money market funds. Given the decreased interest in the Fund over the last seven years, management believes that the potential for significant cash inflows in the future is not high.

In light of the above, management recommended that the Board vote to liquidate and dissolve the Fund. After analyzing the factors described above, and considering the alternatives to liquidating the Fund, the Board unanimously determined that liquidation and dissolution of the Fund is in the best interests of the shareholders and approved the Liquidation Plan.

PLAN OF LIQUIDATION AND DISSOLUTION. The Board of Directors has approved the Form of Liquidation Plan set forth in Exhibit N to this Proxy Statement. If the shareholders vote to liquidate the Fund, the liquidation will be carried out according to the terms of the Liquidation Plan. The terms of the Liquidation Plan are summarized here.

1. Effective Date of the Liquidation Plan and Cessation of the Fund's Business. The Liquidation Plan will become effective on the date that it is adopted and approved by shareholders. Following shareholder approval, the Fund will cease making new investments in accordance with its investment objective. In addition, the Fund will not engage in any business activities except to dispose of portfolio securities, to distribute its assets to its shareholders (after it pays in full its creditors) and to wind up its affairs.

2. Closing of Books and Restriction of Transfer and Redemption of Shares. At the close of business on the effective date, the books of the Fund will be closed and the shareholders' proportionate interests in the Fund will be fixed. Once the interests are fixed pursuant to this Liquidation Plan, shareholders will no longer be able to redeem shares of the Fund. Instead, such stockholders will receive a liquidating distribution. SHAREHOLDERS MAY CONTINUE TO REDEEM THEIR SHARES UP TO THE EFFECTIVE DATE.

3. Liquidating Distribution. As soon as possible after the Fund has disposed of its portfolio securities, and no later than 60 days after the approval of the Liquidation Plan, the Fund will mail to each shareholder: (1) a distribution amount equal to the shareholder's proportionate interest in the net assets of the Fund; and (2) information concerning the sources of the liquidating distribution.

4. Expenses. The Fund will pay all of the expenses incurred in carrying out the Liquidation Plan. Before the liquidating distribution is mailed to shareholders, the Fund will pay other expenses and liabilities incurred (or expected to be incurred) by the Fund before the distribution.

5. Dissolution of the Fund. After the liquidating distribution is mailed to shareholders, the Fund will be dissolved in accordance with the laws of the state of Maryland. The Directors will have the authority to authorize variations from, or changes to, the Liquidation Plan if appropriate to accomplish the purposes of the Liquidation Plan.

If the Liquidation Plan is approved, you will receive a distribution in an amount equal to your interest in the net assets of the Fund as determined on the effective date.

TAX CONSEQUENCES. Because the Fund is a daily dividend money market fund maintaining a stable net asset value of $1.00 per share, it is anticipated that you will have no material adverse tax consequences as a result of the Fund's liquidation.

REQUIRED VOTE. The Board of Directors is asking you to vote on the proposal to liquidate the Fund. According to the Company's Articles of Incorporation, an affirmative vote by a majority of all votes entitled to be cast is necessary to approve the Liquidation Plan. If the shareholders do not approve the Liquidation Plan, the Fund will continue to operate, offer its shares and invest its assets in accordance with its stated objectives and policies. The Board may then consider other alternatives for the future of the Fund.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE LIQUIDATION PLAN.

                                   EXHIBIT A

                     OUTSTANDING SHARES AS OF RECORD DATES

                                                              SHARES OWNED BY
                                                              FUND DIRECTORS
                                                 SHARES        AND EXECUTIVE
                                     RECORD  OUTSTANDING ON OFFICERS AS A GROUP
            COMPANY/FUND              DATE    RECORD DATE*  AS OF JULY 31, 1998
            ------------             ------- -------------- -------------------
DELAWARE GROUP LIMITED-TERM
 GOVERNMENT FUNDS, INC.
  U.S. Government Money Fund .......  9/7/98 15,467,296.002         89.170
VOYAGEUR INVESTMENT TRUST
  Delaware-Voyageur Tax-Free
   California Insured Fund..........  9/7/98  3,200,241.928           None
  Delaware-Voyageur Tax-Free Florida
   Fund.............................  9/7/98  1,238,178.431           None
  Delaware-Voyageur Tax-Free Florida
   Insured Fund.....................  9/7/98 13,261,433.970           None
  Delaware-Voyageur Tax-Free Kansas
   Fund.............................  9/7/98  1,465,649.984           None
  Delaware-Voyageur Tax-Free
   Missouri Insured Fund............  9/7/98  5,366,623.219           None
  Delaware-Voyageur Tax-Free New
   Mexico Fund......................  9/7/98  2,035,719.463           None
  Delaware-Voyageur Tax-Free Oregon
   Insured Fund.....................  9/7/98  3,006,459.121           None
  Delaware-Voyageur Tax-Free Utah
   Fund.............................  9/7/98    289,035.025           None
  Delaware-Voyageur Tax-Free
   Washington Insured Fund..........  9/7/98    358,811.413           None
DELAWARE GROUP DIVIDEND AND INCOME
 FUND, INC..........................  9/7/98 14,307,000.000      1,000.000
DELAWARE GROUP GLOBAL DIVIDEND AND
 INCOME FUND, INC...................  9/7/98  6,650,647.000      1,274.339
VOYAGEUR ARIZONA MUNICIPAL INCOME
 FUND, INC.
  COMMON STOCK...................... 10/6/98  2,982,200.000           None
  PREFERRED STOCK................... 10/6/98        500.000           None
VOYAGEUR COLORADO INSURED MUNICIPAL
 INCOME FUND, INC.
  COMMON STOCK...................... 10/6/98  4,837,100.000           None
  PREFERRED STOCK................... 10/6/98        800.000           None
VOYAGEUR FLORIDA INSURED MUNICIPAL
 INCOME FUND........................          2,422,200.000
  COMMON SHARES.....................  9/7/98                          None
  PREFERRED SHARES..................  9/7/98        400.000           None
VOYAGEUR MINNESOTA MUNICIPAL INCOME
 FUND, INC.
  COMMON STOCK...................... 10/6/98  2,594,700.000      2,344.000
  PREFERRED STOCK................... 10/6/98        400.000           None
VOYAGEUR MINNESOTA MUNICIPAL INCOME
 FUND II, INC.
  COMMON STOCK...................... 10/6/98  7,252,200.000      5,734.000
  PREFERRED STOCK................... 10/6/98      1,200.000           None
VOYAGEUR MINNESOTA MUNICIPAL INCOME
 FUND III, INC.
  COMMON STOCK...................... 10/6/98  1,837,200.000      2,204.760
  PREFERRED STOCK................... 10/6/98        300.000           None

--------
* The shares outstanding on the record date include all shares purchased in transactions which have settled by the record date.

                                   EXHIBIT B

                    SHAREHOLDERS OWNING 5% OR MORE OF A FUND

The following accounts held of record 5% or more of the outstanding shares of the Funds listed below as of July 31, 1998. Management does not have knowledge of beneficial owners.

                                                               NUMBER OF PERCENT OF PERCENT OF
          FUND                     NAME AND ADDRESS             SHARES      FUND     COMPANY
          ----                     ----------------            --------- ---------- ----------
Delaware Group Limited-
 Term
 Government Funds, Inc.
  U.S. Government Money
   Fund................. Delaware Management Business Trust      776,004    5.07%      1.36%
                         1818 Market Street
                         Philadelphia, PA 19103
Voyageur Investment
 Trust
  Delaware-Voyageur Tax-
   Free                  Merrill Lynch, Pierce, Fenner & Smith 1,410,586   10.50%      4.69%
   Florida Insured Fund. For the Sole Benefit of its Customers
                         Attn: Fund Administration
                         4800 Deer Lake Drive East
                         Jacksonville, FL 32246
  Delaware-Voyageur Tax-
   Free                  Suntrust Bank--Tampa Bay                 68,829    5.81%      0.23%
   Florida Fund......... For the Benefit of Ron Slivka
                         and Donna Slivka
                         P.O. Box 105870
                         Atlanta, GA 30348
                         Merrill Lynch, Pierce, Fenner & Smith    61,983    5.23%      0.21%
                         For the Sole Benefit of its Customers
                         Attn: Fund Administration
                         4800 Deer Lake Drive East
                         Jacksonville, FL 32246
  Delaware-Voyageur Tax-
   Free                  Alena M. Hess, Trustee                   72,904    5.04%      0.24%
   Kansas Fund.......... Alena M. Hess Trust
                         P.O. Box 53
                         Louisburg, KS 66053
  Delaware-Voyageur Tax-
   Free                  Merrill Lynch, Pierce, Fenner & Smith   329,211   16.12%      1.09%
   New Mexico Fund...... For the Sole Benefit of its Customers
                         Attn: Fund Administration
                         4800 Deer Lake Drive East
                         Jacksonville, FL 32246
  Delaware-Voyageur Tax-
   Free                  Merrill Lynch, Pierce, Fenner & Smith   199,923    6.72%      0.66%
   Oregon Insured Fund.. For the Sole Benefit of its Customers
                         Attn: Fund Administration
                         4800 Deer Lake Drive East
                         Jacksonville, FL 32246

                                                                    NUMBER OF  PERCENT OF PERCENT OF
          FUND                        NAME AND ADDRESS                SHARES      FUND     COMPANY
          ----                        ----------------              ---------- ---------- ----------
  Delaware-Voyageur Tax-
   Free Utah Fund.......  Prudential Securities, Inc.                   24,458    8.24%      0.08%
                          For the Benefit of William T. Logan and
                          Sally T. Logan, JT TEN
                          2426 Iron Canyon Drive
                          Park City, UT 84060
                          Merrill Lynch, Pierce, Fenner & Smith         21,545    7.27%      0.07%
                          For the Sole Benefit of its Customers
                          Attn: Fund Administration
                          4800 Deer Lake Drive East
                          Jacksonville, FL 32246
                          Smith Barney Inc.                             19,293    6.50%      0.06%
                          388 Greenwich Street
                          New York, NY 10013
                          Prudential Securities                         14,842    5.00%      0.05%
                          For the Benefit of Janet P. Parberry, TTE
                          Arden B. Gunderson and
                          Valoise Gunderson Trust
                          3276 English Way
                          Sandy, UT 84093
  Delaware-Voyageur Tax-
   Free Washington
   Insured Fund.........  PaineWebber                                    4,880    0.93%      0.08%
                          For the Benefit of the Hogin Family Trust
                          Richard D. and Mariann Hogin, Trustees
                          7624 North Panorama Drive
                          Spokane, WA 99208
                          PaineWebber                                   20,610    5.74%      0.07%
                          For the Benefit of Delbert L. Moore
                          1702 Moore Road
                          Colfax, WA 99111
Delaware Group Dividend
 and Income Fund, Inc. .
                          Cede & Co.                                14,830,180   98.44%     98.44%
                          P.O. Box 20
                          Bowling Green Station
                          New York, NY 10004
Delaware Group Global
 Dividend and Income
 Fund, Inc. ............  Cede & Co.                                 6,461,723   97.16%     97.16%
                          P.O. Box 20
                          Bowling Green Station
                          New York, NY 10004

                                                        NUMBER OF PERCENT OF
             FUND                  NAME AND ADDRESS      SHARES    COMPANY
             ----                  ----------------     --------- ----------
  Voyageur Arizona Municipal   Cede & Co.               2,818,646   94.50%
   Income Fund, Inc.           P.O. Box 20
    Common Stock               Bowling Green Station
                               New York, NY 10004
  Voyageur Colorado Insured    Cede & Co.               4,475,328   92.51%
   Municipal Income Fund, Inc. P.O. Box 20
    Common Stock               Bowling Green Station
                               New York, NY 10004
  Voyageur Florida Insured     Cede & Co.               2,028,690   83.74%
   Municipal Income Fund       P.O. Box 20
    Common Shares              Bowling Green Station
                               New York, NY 10004
  Voyageur Minnesota Municipal Cede & Co.               2,117,004   81.58%
   Income Fund, Inc.           P.O. Box 20
    Common Stock               Bowling Green Station
                               New York, NY 10004
                               DDSY Co                    169,420    6.52%
                               90 S. 7th St, Suite 4300
                               Minneapolis, MN 55402
  Voyageur Minnesota Municipal Cede & Co.               6,338,871   87.39%
   Income Fund II, Inc.        P.O. Box 20
    Common Stock               Bowling Green Station
                               New York, NY 10004
  Voyageur Minnesota Municipal Cede & Co.               1,637,693   89.13%
   Income Fund III, Inc.       P.O. Box 20
    Common Stock               Bowling Green Station
                               New York, NY 10004

The following accounts held of record 5% or more of the outstanding Preferred Shares of the Companies listed below as of August 17, 1998:

                                                 NUMBER OF PERCENT OF    PERCENT OF
    FUND/SERIES           NAME AND ADDRESS        SHARES    COMPANY   PREFERRED SHARES
    -----------           ----------------       --------- ---------- ----------------
  Voyageur Arizona   Salomon Smith Barney           250       0.01%        50.00%
   Municipal Income  333 W. 34th Street, 3rd Fl.
   Fund, Inc.        New York, NY 10001
    Preferred Stock,
   Series A
  Voyageur Arizona   Salomon Smith Barney           250       0.01%        50.00%
   Municipal Income  333 W. 34th Street, 3rd Fl.
   Fund, Inc.        New York, NY 10001
    Preferred Stock,
   Series B
  Voyageur Colorado  Merrill Lynch                  277       0.01%        34.63%
   Insured Municipal P.O. Box 45000
   Income Fund, Inc. New Brunswick, NJ 08945
    Preferred Stock,
   Series A
  Voyageur Colorado  Merrill Lynch                  250       0.01%        31.25%
   Insured Municipal P.O. Box 45000
   Income Fund, Inc. New Brunswick, NJ 08945
    Preferred Stock,
   Series B
                     Salomon Smith Barney            79      0.001%         9.88%
                     333 W. 34th Street, 3rd Fl.
                     New York, NY 10001

                                                     NUMBER OF PERCENT OF   PERCENT OF
      FUND/SERIES             NAME AND ADDRESS        SHARES    COMPANY   PREFERRED STOCK
      -----------             ----------------       --------- ---------- ---------------
  Voyageur Florida       Salomon Smith Barney           174       0.01%       50.73%
   Insured Municipal     333 W. 34th Street, 3rd Fl.
   Income Fund           New York, NY 10001
    Preferred Shares,
   Series A
                         PaineWebber Incorporated        23      0.001%        6.71%
                         1000 Harbor Blvd.
                         Weehawken, NJ 07087
  Voyageur Florida       Salomon Smith Barney           143       0.01%       41.69%
   Insured Municipal     333 W. 34th Street, 3rd Fl.
   Income Fund           New York, NY 10001
    Preferred Shares,
   Series B
  Voyageur Minnesota     Salomon Smith Barney           399       0.02%       99.75%
   Municipal Income      333 W. 34th Street, 3rd Fl.
   Fund, Inc.            New York, NY 10001
    Preferred Stock
  Voyageur Minnesota     Salomon Smith Barney           423       0.02%       35.25%
   Municipal Income Fund 333 W. 34th Street, 3rd Fl.
   II, Inc.              New York, NY 10001
    Preferred Stock,
   Series A
                         PaineWebber Incorporated       159      0.002%       13.25%
                         1000 Harbor Blvd.
                         Weehawken, NJ 07087
  Voyageur Minnesota     Salomon Smith Barney           530       0.01%       44.17%
   Municipal Income Fund 333 W. 34th Street, 3rd Fl.
   II, Inc.              New York, NY 10001
    Preferred Stock,
   Series B
  Voyageur Minnesota     Salomon Smith Barney           300       0.02%         100%
   Municipal Income Fund 333 W. 34th Street, 3rd Fl.
   III, Inc.             New York, NY 10001
    Preferred Stock

                                   EXHIBIT C

               YEARS THAT DIRECTORS OR TRUSTEES FIRST TOOK OFFICE

                          WAYNE A. JEFFREY J. WALTER P. JOHN H. ANTHONY D. ANN R. W. THACHER THOMAS F. CHARLES E.
                           STORK      NICK     BABICH   DURHAM*   KNERR    LEVEN  LONGSTRETH  MADISON     PECK
                          -------- ---------- --------- ------- ---------- ------ ---------- --------- ----------
Delaware Group Dividend
 and Income Fund, Inc...    1993      1997      1993     1993      1993     1993     1993      1997       1993
Delaware Group Global
 Dividend and Income
 Fund, Inc..............    1993      1997      1993     1993      1993     1993     1993      1997       1993
Voyageur Arizona
 Municipal Income Fund,
 Inc....................    1997      1997      1997      N/A      1997     1997     1997      1994       1997
Voyageur Colorado
 Insured Municipal
 Income Fund, Inc.......    1997      1997      1997      N/A      1997     1997     1997      1994       1997
Voyageur Florida Insured
 Municipal Income Fund..    1997      1997      1997      N/A      1997     1997     1997      1994       1997
Voyageur Investment
 Trust..................    1997      1997      1997      N/A      1997     1997     1997      1994       1997
Voyageur Minnesota
 Municipal Income Fund,
 Inc....................    1997      1997      1997      N/A      1997     1997     1997      1994       1997
Voyageur Minnesota
 Municipal Income Fund
 II, Inc................    1997      1997      1997      N/A      1997     1997     1997      1994       1997
Voyageur Minnesota
 Municipal Income Fund
 III, Inc...............    1997      1997      1997      N/A      1997     1997     1997      1994       1997

--------
* John H. Durham became a Director of the Companies in the years noted above. On January 28, 1995, he was appointed Director Emeritus of the Companies. On April 16, 1998, he was reappointed as a Director.

                                   EXHIBIT D

                      EXECUTIVE OFFICERS OF THE COMPANIES

DAVID K. DOWNES (58) Executive Vice President, Chief Operating Officer, Chief Financial Officer of each of the 34 investment companies in the Delaware Investments family, Delaware Management Holdings, Inc, Founders CBO Corporation, Delaware Capital Management, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and Delaware Distributors, L.P.; Executive Vice President, Chief Operating Officer, Chief Financial Officer and Trustee of Delaware Management Business Trust; Executive Vice President, Chief Operating Officer, Chief Financial Officer and Director of Delaware Management Company, Inc., DMH Corp., Delaware Distributors, Inc., Founders Holdings, Inc. and Delvoy, Inc.; President, Chief Executive Officer, Chief Financial Officer and Director of Delaware Service Company, Inc.; President, Chief Operating Officer, Chief Financial Officer and Director of Delaware International Holdings Ltd.; Chairman and Director of Delaware Management Trust Company; Chairman, Chief Executive Officer and Director of Retirement Financial Services, Inc. During the past five years, Mr. Downes has served in various executive capacities at different times in the Delaware Investments organization.

RICHARD G. UNRUH (59) Executive Vice President of each of the 34 investment companies in the Delaware Investments family, Delaware Management Holdings, Inc., Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Capital Management, Inc.; President of Delaware Investment Advisers (a series of Delaware Management Business Trust); Executive Vice President and Director/Trustee of Delaware Management Company, Inc. and Delaware Management Business Trust; Director of Delaware International Advisers Ltd. During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware Investments organization.

PAUL E. SUCKOW (51) Executive Vice President/Chief Investment Officer, Fixed Income of each of the 34 investment companies in the Delaware Investments family, Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and Delaware Management Holdings, Inc.; Executive Vice President and Director of Founders Holdings, Inc.; Executive Vice President of Delaware Capital Management, Inc.; Director of Founders CBO Corporation; Director of HYPPCO Finance Company Ltd. During the past five years, Mr. Suckow has served in various executive capacities at different times within the Delaware Investments organization.

MICHAEL P. BISHOF (36) Senior Vice President/Treasurer of each of the 34 investment companies in the Delaware Investments family and Founders Holdings, Inc.; Senior Vice President/Investment Accounting of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Service Company, Inc.; Senior Vice President and Treasurer/Manager of Investment Accounting of Delaware Distributors, L.P. and Delaware Investment Advisers (a series of Delaware Management Business Trust); Senior Vice President and Manager of Investment Accounting of Delaware International Holdings Ltd.; Senior Vice President and Assistant Treasurer of Founders CBO Corporation. Before joining Delaware Investments in 1995, Mr. Bishof was a Vice President for Bankers Trust, New York, NY, from 1994 to 1995, a Vice President for CS First Boston Investment Management, New York, NY, from 1993 to 1994, and an Assistant Vice President for Equitable Capital Management Corporation, New York, NY, from 1987 to 1993.

GEORGE M. CHAMBERLAIN, JR. (51) Senior Vice President, Secretary and General Counsel of each of the 34 investment companies in the Delaware Investments family; Senior Vice President and Secretary of Delaware Distributors, L.P., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and Delaware Management Holdings, Inc.; Senior Vice President, Secretary and Director/Trustee of DMH Corp., Delaware Management Company, Inc., Delaware Distributors, Inc., Delaware Service Company, Inc., Founders Holdings, Inc., Retirement Financial Services Inc., Delaware Capital Management, Inc., Delvoy, Inc. and Delaware

Management Business Trust; Executive Vice President, Secretary and Director of Delaware Management Trust Company.

JOSEPH H. HASTINGS (48) Senior Vice President/Corporate Controller of each of the 34 investment companies in the Delaware Investments family and Founders Holdings, Inc.; Senior Vice President/Corporate Controller and Treasurer of Delaware Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Capital Management, Inc., Delaware International Holdings Ltd. and Delvoy, Inc.; Chief Financial Officer/Treasurer of Retirement Financial Services, Inc.; Executive Vice President/Chief Financial Officer/Treasurer of Delaware Management Trust Company; Senior Vice President/Assistant Treasurer of Founders CBO Corporation. During the past five years, Mr. Hastings has served in various executive capacities at different times within the Delaware Investments organization.

PATRICK P. COYNE (35) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Capital Management, Inc., and of the fixed-income funds in the Delaware Investments family. During the past five years, Mr. Coyne has served in various capacities at different times within the Delaware Investments organization.

MITCHELL L. CONERY (39) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and of the fixed-income funds in the Delaware Investments family. Before joining Delaware Investments in 1997, Mr. Conery was an investment officer with Travelers Insurance from 1995 through 1996, and a research analyst with CS First Boston from 1992 to 1995.

ELIZABETH H. HOWELL (36) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and of the fixed-income funds in the Delaware Investments family. Before joining Delaware Investments in 1997, Ms. Howell was a senior portfolio manager with Voyageur Fund Managers, Inc.

PAUL A. MATLACK (39) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and of the fixed-income funds in the Delaware Investments family; Vice President of Founders Holdings, Inc.; President and Director of Founders CBO Corporation. During the past five years, Mr. Matlack has served in various capacities at different times within the Delaware Investments organization.

ANDREW M. MCCULLAGH (50) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and of the fixed-income funds in the Delaware Investments family. Before joining Delaware Investments in 1997, Mr. McCullagh was a senior portfolio manager with Voyageur Fund Managers, Inc.

GARY A. REED (43) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and Delaware Capital Management, Inc.; and an officer of the fixed-income funds in the Delaware Investments family. During the past five years, Mr. Reed has served in various capacities at different times within the Delaware Investments organization.

BABAK ZENOUZI (35) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and of the equity funds in the Delaware Investments family. During the past five years, Mr. Zenouzi has served in various capacities at different times within the Delaware Investments organization.

                                   EXHIBIT E

                 SHAREHOLDINGS BY DIRECTORS AND NOMINEES IN THE
                 DELAWARE INVESTMENTS FUNDS AS OF JULY 31, 1998

            COMPANY              SHARES OWNED  PERCENTAGE OF FUND/COMPANY OWNED
            -------              ------------- --------------------------------
WAYNE A. STORK
  Delaware Group Equity Funds I,
   Inc.
   Devon Fund ..................    65,720.574    Less than 1%/Less than 1%
  Delaware Group Equity Funds
   II, Inc.
   Decatur Income Fund..........     1,118.749    Less than 1%/Less than 1%
  Delaware Group Equity Funds V,
   Inc.
   Small Cap Value Fund.........     2,862.459    Less than 1%/Less than 1%
  Delaware Group Income Funds,
   Inc.
   Delchester Fund..............   601,720.448    Less than 1%/Less than 1%
  Delaware Group Income Funds,
   Inc.
   High-Yield Opportunities
   Fund......................... 1,066,253.089       40.28%/Less than 1%
  Delaware Group Government
   Fund, Inc.
   Government Income Series.....     5,322.055    Less than 1%/Less than 1%
  Delaware Group Cash Reserve,
   Inc. ........................ 4,783,208.930    Less than 1%/Less than 1%
  Delaware Group Tax-Free Money
   Fund, Inc....................     1,075.010    Less than 1%/Less than 1%
  Delaware Group State Tax-Free
   Income Trust
   Tax-Free Pennsylvania Fund... 1,231,454.464           1.11%/1.10%
  Delaware Group Global &
   International Funds, Inc.
   International Equity Series..    11,838.599    Less than 1%/Less than 1%
  Voyageur Mutual Funds III,
   Inc.
   Aggressive Growth Fund.......     1,225.190    Less than 1%/Less than 1%
JEFFREY J. NICK
  Delaware Group Equity Funds
   II, Inc.
   Decatur Total Return Fund....       922.445    Less than 1%/Less than 1%
  Delaware Group Cash Reserve,
   Inc..........................     5,271.820    Less than 1%/Less than 1%
WALTER P. BABICH
  Delaware Group Cash Reserve,
   Inc..........................    10,320.140    Less than 1%/Less than 1%
  Delaware Group Equity Funds
   II, Inc.
   Decatur Total Return Fund....     9,617.726    Less than 1%/Less than 1%
  Delaware Group Equity Funds V,
   Inc.
   Small Cap Value Fund.........     4,314.004    Less than 1%/Less than 1%
  Voyageur Mutual Funds III,
   Inc.
   Aggressive Growth Fund.......     6,938.292    Less than 1%/Less than 1%
JOHN H. DURHAM
  Delaware Group Cash Reserve,
   Inc..........................    51,781.080    Less than 1%/Less than 1%
  Delaware Pooled Trust, Inc.
   The Real Estate Investment
   Trust Portfolio..............     1,728.219    Less than 1%/Less than 1%
ANTHONY D. KNERR
  None

             COMPANY              SHARES OWNED PERCENTAGE OF FUND/COMPANY OWNED
             -------              ------------ --------------------------------
ANN R. LEVEN
  Delaware Group Equity Funds I,
   Inc.
   Delaware Fund.................     746.602     Less than 1%/Less than 1%
  Delaware Group Equity Funds I,
   Inc.
   Devon Fund....................     254.522     Less than 1%/Less than 1%
  Delaware Group Equity Funds II,
   Inc.
   Decatur Income Fund...........   2,013.376     Less than 1%/Less than 1%
  Delaware Group Equity Funds II,
   Inc.
   Decatur Total Return Fund.....   2,029.402     Less than 1%/Less than 1%
  Delaware Group Equity Funds
   III, Inc.
   Trend Fund....................   2,143.482     Less than 1%/Less than 1%
  Delaware Group Equity Funds V,
   Inc.
   Small Cap Value Fund..........     994.566     Less than 1%/Less than 1%
  Delaware Group Global &
   International Funds, Inc.
   International Equity Series...   1,173.180     Less than 1%/Less than 1%
W. THACHER LONGSTRETH
  Delaware Group Equity Funds I,
   Inc.
   Delaware Fund ................  41,019.337     Less than 1%/Less than 1%
  Delaware Group Equity Funds II,
   Inc.
   Decatur Income Fund...........  67,701.871     Less than 1%/Less than 1%
  Delaware Group Equity Funds II,
   Inc.
   Decatur Total Return Fund.....   4,110.107     Less than 1%/Less than 1%
  Delaware Group Equity Funds
   III, Inc.
   Trend Fund....................   4,417.156     Less than 1%/Less than 1%
  Delaware Group Equity Funds IV,
   Inc.
   DelCap Fund...................   1,918.886     Less than 1%/Less than 1%
  Delaware Group Equity Funds V,
   Inc.
   Small Cap Value Fund..........     922.787     Less than 1%/Less than 1%
  Delaware Group Income Funds,
   Inc.
   Delchester Fund...............  58,474.839     Less than 1%/Less than 1%
  Delaware Group Government Fund,
   Inc.
   Government Income Series......      70.803     Less than 1%/Less than 1%
  Delaware Group Limited-Term
   Government Funds, Inc.
   U.S. Government Money Fund....      89.170     Less than 1%/Less than 1%
  Delaware Group Limited-Term
   Government Funds, Inc.
   Limited-Term Government Fund..  27,554.719     Less than 1%/Less than 1%
  Delaware Group Cash Reserve,
   Inc...........................  55,028.110     Less than 1%/Less than 1%
  Delaware Group Tax-Free Fund,
   Inc.
   Tax-Free USA Fund.............  40,500.426     Less than 1%/Less than 1%
  Delaware Group State Tax-Free
   Income Trust
   Tax-Free Pennsylvania Fund....     143.917     Less than 1%/Less than 1%
  Delaware Group Tax-Free Money
   Fund, Inc.....................   4,597.180     Less than 1%/Less than 1%
  Delaware Group Dividend and
   Income Fund, Inc..............   1,000.000     Less than 1%/Less than 1%
  Delaware Group Global Dividend
   and Income Fund, Inc..........   1,274.339     Less than 1%/Less than 1%

             COMPANY              SHARES OWNED PERCENTAGE OF FUND/COMPANY OWNED
             -------              ------------ --------------------------------
THOMAS F. MADISON
  Delaware Group Equity Funds I,
   Inc.
   Devon Fund....................     246.069     Less than 1%/Less than 1%
  Delaware Group Global &
   International Funds, Inc.
   International Equity Series...     159.136     Less than 1%/Less than 1%
  Voyageur Mutual Funds III, Inc.
   Aggressive Growth Fund........     132.162     Less than 1%/Less than 1%
CHARLES E. PECK
  Delaware Group Equity Funds I,
   Inc.
   Delaware Fund.................  16,063.756     Less than 1%/Less than 1%
  Delaware Group Equity Funds I,
   Inc.
   Devon Fund....................  15,348.801     Less than 1%/Less than 1%
  Delaware Group Equity Funds II,
   Inc.
   Decatur Total Return Fund.....   9,587.880     Less than 1%/Less than 1%
  Delaware Group Equity Funds
   III, Inc.
   Trend Fund....................  19,695.625     Less than 1%/Less than 1%
  Delaware Group Equity Funds IV,
   Inc.
   DelCap Fund...................   7,583.990     Less than 1%/Less than 1%
  Delaware Group Equity Funds V,
   Inc.
   Small Cap Value Fund..........   7,248.518     Less than 1%/Less than 1%
  Delaware Group Adviser Funds,
   Inc.
   U.S. Growth Fund..............  17,898.466     Less than 1%/Less than 1%
  Delaware Group Income Funds,
   Inc.
   Delchester Fund...............  43,512.233     Less than 1%/Less than 1%
  Delaware Group Limited-Term
   Government Funds, Inc.
   Limited-Term Government Fund..  16,681.964     Less than 1%/Less than 1%
  Delaware Group Global &
   International Funds, Inc.
   International Equity Series...   8,678.236     Less than 1%/Less than 1%

                                   EXHIBIT F

              LISTS OF CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                               TABLE OF CONTENTS

Closed-End Funds
  DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.............................. F-2
  DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC....................... F-3
  VOYAGEUR ARIZONA MUNICIPAL INCOME FUND, INC............................... F-4
  VOYAGEUR COLORADO INSURED MUNICIPAL INCOME FUND, INC...................... F-5
  VOYAGEUR FLORIDA INSURED MUNICIPAL INCOME FUND............................ F-6
  VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND, INC............................. F-5
  VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND II, INC.......................... F-4
  VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND III, INC......................... F-5
Open-End Funds
  VOYAGEUR INVESTMENT TRUST
    Delaware-Voyageur Tax-Free California Insured Fund...................... F-7
    Delaware-Voyageur Tax-Free Florida Fund................................. F-8
    Delaware-Voyageur Tax-Free Florida Insured Fund......................... F-7
    Delaware-Voyageur Tax-Free Kansas Fund.................................. F-7
    Delaware-Voyageur Tax-Free Missouri Insured Fund........................ F-7
    Delaware-Voyageur Tax-Free New Mexico Fund.............................. F-7
    Delaware-Voyageur Tax-Free Oregon Insured Fund.......................... F-7
    Delaware-Voyageur Tax-Free Utah Fund.................................... F-7
    Delaware-Voyageur Tax-Free Washington Insured Fund...................... F-7

DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.

 Category                   Current Fundamental Investment Restriction
 --------                   ------------------------------------------
 Diversification            The Fund shall not as to 75% of its total assets,
                            invest more than 5% of its total assets in
                            securities of any one issuer (except the U.S.
                            Government, its agencies or instrumentalities or
                            repurchase agreements collateralized by any such
                            obligations) or purchase more than 10% of the
                            outstanding voting securities of any one issuer.
 Concentration              The Fund shall not invest 25% or more of its total
                            assets in securities issuers in any one industry;
                            except that there is no limitation with respect to
                            investment in obligations issued or guaranteed by
                            the U.S. Government, its agencies or
                            instrumentalities or repurchase agreements
                            collateralized by any of such obligations.
 Borrowing*                 See "Issuing Senior Securities."
 Issuing Senior Securities* The Fund shall not issue senior securities, as defined in the Investment Company Act of 1940,
                            other than preferred stock, not in excess of 50% of
                            its total assets over any senior securities
                            described in clause (b) below that are outstanding,
                            (b) senior securities other than preferred stock
                            (including borrowing money) not in excess of 33
                            1/3% of its total assets, and (c) borrowings up to
                            5% of its total assets for temporary or defensive
                            purposes without regard to the amount of senior
                            securities outstanding under clauses (a) and (b)
                            above; provided, however, that the Fund's
                            obligations under when-issued and delayed delivery
                            transactions and similar transactions, securities
                            are not treated as senior securities if covering
                            assets are appropriately segregated; the Fund may
                            not pledge its assets other than to secure such
                            issuances of senior securities or such borrowings
                            or in connection with when-issued transactions and
                            similar investment strategies; for purposes of
                            clauses (a), (b), and (c) above, the term "total
                            assets" shall be calculated after giving effect to
                            the net proceeds of senior securities issued by the
                            Fund reduced by any liabilities and indebtedness
                            not constituting senior securities except for such
                            liabilities and indebtedness as are excluded from
                            treatment as senior securities by this item.
 Short Sales/Margin*        The Fund shall not make short sales of securities
                            or purchase securities on margin except for delayed
                            delivery or when-issued transactions or such short-
                            term credits as are necessary for the clearance of
                            transactions and the writing of options on
                            securities.
 Underwriting               The Fund shall not act as an underwriter of
                            securities of other issuers, except that the Fund
                            may acquire restricted or not readily marketable
                            securities under circumstances where, if such
                            securities are sold, the Fund might be deemed to be
                            an underwriter for purposes of the Securities Act
                            of 1933.
 Real Estate                The Fund shall not purchase or sell real estate,
                            except securities secured by real estate or
                            interests therein.
 Commodities                The Fund shall not purchase or sell commodities,
                            commodities futures contracts or commodities
                            contracts.
 Lending                    The Fund shall not make loans except through
                            purchasing fixed income securities, lending
                            portfolio securities and entering into repurchase
                            agreements consistent with the Fund's investment
                            objectives and policies.
 Illiquid Securities        None.
 Investment Companies       None.
 Control or Management      The Fund shall not invest for the purpose of
                            exercising control over any issuer.
 Options                    None.
 Futures                    None.
 Holdings by Affiliates     None.
 Miscellaneous              None.

--------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC.

 Category                   Current Fundamental Investment Restriction
 --------                   ------------------------------------------
 Diversification            The Fund shall not as to 75% of its total assets,
                            invest more than 5% of its total assets in
                            securities of any one issuer (except the U.S.
                            Government, its agencies or instrumentalities or
                            repurchase agreements collateralized by any such
                            obligations) or purchase more than 10% of the
                            outstanding voting securities of any one issuer.
 Concentration              The Fund shall not invest 25% or more of its total
                            assets in securities issuers in any one industry;
                            except that there is no limitation with respect to
                            investment in obligations issued or guaranteed by
                            the U.S. Government, its agencies or
                            instrumentalities or repurchase agreements
                            collateralized by any of such obligations.
 Borrowing*                 See "Issuing Senior Securities."
 Issuing Senior Securities* The Fund shall not issue senior securities, as defined in the Investment Company Act of 1940, (a)
                            other than preferred stock, not in excess of 50% of
                            its total assets over any senior securities
                            described in clause (b) below that are outstanding,
                            (b) senior securities other than preferred stock
                            (including borrowing money) not in excess of 33
                            1/3% of its total assets, and (c) borrowings up to
                            5% of its total assets for temporary or defensive
                            purposes without regard to the amount of senior
                            securities outstanding under clauses (a) and (b)
                            above; provided, however, that the Fund's
                            obligations under when-issued and delayed delivery
                            transactions and similar transactions, futures
                            contracts and options on futures contracts, forward
                            contracts and options on currencies, indices and
                            securities are not treated as senior securities if
                            covering assets are appropriately segregated; the
                            Fund may not pledge its assets other than to secure
                            such issuances of senior securities or such
                            borrowings or in connection with when-issued
                            transactions and similar investment strategies; for
                            purposes of clauses (a), (b), and (c) above, the
                            term "total assets" shall be calculated after
                            giving effect to the net proceeds of senior
                            securities issued by the Fund reduced by any
                            liabilities and indebtedness not constituting
                            senior securities except for such liabilities and
                            indebtedness as are excluded from treatment as
                            senior securities.
 Short Sales/Margin*        The Fund shall not make short sales of securities
                            or purchase securities on margin except for delayed
                            delivery or when-issued transactions or such short-
                            term credits as are necessary for the clearance of
                            transactions and the writing of options on
                            securities, indices, futures and currencies.
 Underwriting               The Fund shall not act as an underwriter of
                            securities of other issuers, except that the Fund
                            may acquire restricted or not readily marketable
                            securities under circumstances where, if such
                            securities are sold, the Fund might be deemed to be
                            an underwriter for purposes of the Securities Act
                            of 1933.
 Real Estate                The Fund shall not purchase or sell real estate,
                            except securities secured by real estate or
                            interests therein.
 Commodities                The Fund shall not purchase or sell commodities,
                            commodities futures contracts or commodities
                            contracts, except as set forth herein.
 Lending                    The Fund shall not make loans except through
                            purchasing fixed income securities, lending
                            portfolio securities and entering into repurchase
                            agreements consistent with the Fund's investment
                            objectives and policies.
 Illiquid Securities        None.
 Investment Companies       None.
 Control or Management      The Fund shall not invest for the purpose of
                            exercising control over any issuer.
 Options                    None.
 Futures                    None.
 Holdings by Affiliates     None.
 Miscellaneous              None.

--------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

VOYAGEUR ARIZONA MUNICIPAL INCOME FUND, INC.
VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND II, INC.

 Category                   Current Fundamental Investment Restriction
 --------                   ------------------------------------------
 Diversification            The Fund shall not with respect to 75% of its total
                            assets, invest more than 5% of the value of its
                            total assets (taken at market value at the time of
                            purchase) in the outstanding securities of any one
                            issuer or own more than 10% of the outstanding
                            voting securities of any one issuer, in each case
                            other than securities issued or guaranteed by the
                            U.S. Government, its agencies or instrumentalities
                            or securities of other investment companies.
 Concentration              The Fund shall not invest 25% or more of its total
                            assets in securities of issuers in any one
                            industry; provided, however, that such limitation
                            shall not be applicable to Municipal Obligations
                            other than those Municipal Obligations backed only
                            by the assets and revenues of non-governmental
                            users, nor shall it apply to securities issued or
                            guaranteed by the U.S. Government, its agencies or
                            instrumentalities.
 Borrowing*                 The Fund shall not borrow money, except from banks
                            for temporary or emergency purposes or for
                            repurchase of its shares, and then only in an
                            amount not exceeding one-third of the value of the
                            Fund's total assets, including the amount borrowed.
                            While any such borrowings exceed 5% of the Fund's
                            total assets, no purchases of investment securities
                            will be made.
                            The Fund shall not pledge, mortgage, hypothecate or
                            otherwise encumber its assets, except to secure
                            borrowings permitted by the paragraph above
                            (collateral arrangements with respect to margin for
                            futures contracts and options are not deemed to be
                            pledges or other encumbrances for purposes of this
                            restriction).
 Issuing Senior Securities* The Fund shall not issue senior securities, as defined in the Investment Company Act of 1940,
                            other than preferred stock, except to the extent
                            such issuance might be involved with respect to
                            borrowings described under "Borrowing" above. The
                            Fund's collateral arrangements with respect to
                            options, futures contracts and options on futures
                            contracts and collateral requirements with respect
                            to initial and variation margin are not considered
                            by the Fund's Board of Directors to be the issuance
                            of a senior security. Similarly, the Fund's
                            obligations under interest rate swaps, caps and
                            floors, when-issued and forward commitment
                            transactions and similar transactions are not
                            considered by the Fund's Board of Directors to be
                            the issuance of a senior security if covering
                            assets are appropriately segregated.
 Short Sales/Margin*        The Fund shall not make short sales of securities.
 Underwriting               The Fund shall not underwrite any issue of
                            securities, except to the extent that in connection
                            with the purchase or disposition of portfolio
                            securities in accordance with its investment
                            objective, policies and limitations or the sale of
                            its own shares the Fund may be deemed to be an
                            underwriter.
 Real Estate                The Fund shall not purchase or sell real estate,
                            but this shall not prevent the Fund from investing
                            in Municipal Obligations secured by real estate or
                            interests therein or from exercising its rights
                            under agreements relating to such Municipal
                            Obligations (in which case the Fund may liquidate
                            real estate acquired as a result of a default on a
                            mortgage.)
 Commodities                The Fund shall not purchase or sell commodities or
                            commodities contracts, except for hedging purposes.
 Lending                    The Fund shall not make loans of money or property
                            to any person, except through the purchase of debt
                            obligations in which the Fund may invest
                            consistently with the Fund's investment objective
                            and policies or the acquisition of securities
                            subject to repurchase agreements.
 Illiquid Securities        None.
 Investment Companies       See "Diversification."
 Control or Management      The Fund shall not invest for the purpose of
                            exercising control over management of any company.
 Options                    None.
 Futures                    None.
 Holdings by Affiliates     None.
 Miscellaneous              None.

--------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

VOYAGEUR COLORADO INSURED MUNICIPAL INCOME FUND, INC.
VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND, INC.
VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND III, INC.

 Category                   Current Fundamental Investment Restriction
 --------                   ------------------------------------------
 Diversification            Not Applicable.
 Concentration              The Fund shall not invest 25% or more of its total
                            assets in securities issuers in any one industry;
                            provided, however, that such limitation shall not
                            be applicable to Municipal Obligations other than
                            those Municipal Obligations backed only by the
                            assets and revenues of non-governmental users, nor
                            shall it apply to securities issued or guaranteed
                            by the U.S. Government, its agencies or
                            instrumentalities.
 Borrowing*                 The Fund shall not borrow money, except from banks
                            for temporary or emergency purposes or for
                            repurchase of its shares, and then only in an
                            amount not exceeding one-third of the value of the
                            Fund's total assets, including the amount borrowed.
                            While any such borrowings exceed 5% of the Fund's
                            total assets, no purchases of investment securities
                            will be made.
                            The Fund shall not pledge, mortgage, hypothecate or
                            otherwise encumber its assets, except to secure
                            borrowings permitted by the restriction pertaining
                            to "Borrowing" above (collateral arrangements with
                            respect to margin for futures contracts and options
                            are not deemed to be pledges or other encumbrances
                            for purposes of this restriction).
 Issuing Senior Securities* The Fund shall not issue senior securities, as defined in the Investment Company Act of 1940,
                            other than preferred stock, except to the extent
                            such issuance might be involved with respect to
                            borrowings described under the restriction
                            pertaining to "Pledging, Mortgaging, or
                            Hypothecating Assets." The Fund's collateral
                            arrangements with respect to options, futures
                            contracts and options on futures contracts and
                            collateral requirements with respect to initial and
                            variation margin are not considered by the Fund's
                            Board of Directors to be the issuance of a senior
                            security. Similarly, the Fund's obligations under
                            interest rate swaps, caps and floors, when-issued
                            and forward commitment transactions and similar
                            transactions are not considered by the Fund's Board
                            of Directors to be the issuance of a senior
                            security if covering assets are appropriately
                            segregated.
 Short Sales/Margin*        The Fund shall not make short sales of securities.
 Underwriting               The Fund shall not underwrite any issue of
                            securities, except to the extent that in connection
                            with the purchase or disposition of portfolio
                            securities in accordance with its investment
                            objective, policies and limitations or the sale of
                            its own shares the Fund may be deemed to be an
                            underwriter.
 Real Estate                The Fund shall not purchase or sell real estate,
                            but this shall not prevent the Fund from investing
                            in Municipal Obligations secured by real estate or
                            interests therein or from exercising its rights
                            under agreements relating to such Municipal
                            Obligations (in which case the Fund may liquidate
                            real estate acquired as a result of a default on a
                            mortgage).
 Commodities                The Fund shall not purchase or sell commodities or
                            commodities contracts, except for hedging purposes.
 Lending                    The Fund shall not make loans of money or property
                            to any person, except through the purchase of debt
                            obligations in which the Fund may invest
                            consistently with the Fund's investment objective
                            and policies or the acquisition of securities
                            subject to repurchase agreements.
 Illiquid Securities        None.
 Investment Companies       None.
 Control or Management      The Fund shall not invest for the purpose of
                            exercising control over management of any company.
 Options                    None.
 Futures                    None.
 Holdings by Affiliates     None.
 Miscellaneous              None.

--------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

VOYAGEUR FLORIDA INSURED MUNICIPAL INCOME FUND

 Category                   Current Fundamental Investment Restriction
 --------                   ------------------------------------------
 Diversification            The Fund shall not with respect to 75% of its total
                            assets, invest more than 5% of the value of its
                            total assets (taken at market value at the time of
                            purchase) in the outstanding securities of any one
                            issuer or own more than 10% of the outstanding
                            voting securities of any one issuer, in each case
                            other than securities issued or guaranteed by the
                            U.S. Government, its agencies or instrumentalities
                            or securities of other investment companies.
 Concentration              The Fund shall not invest 25% or more of its total
                            assets in securities of issuers in any one
                            industry; provided, however, that such limitation
                            shall not be applicable to Municipal Obligations
                            other than those Municipal Obligations backed only
                            by the assets and revenues of non-governmental
                            users, nor shall it apply to securities issued or
                            guaranteed by the U.S. Government, its agencies or
                            instrumentalities.
 Borrowing*                 The Fund shall not borrow money, except from banks
                            for temporary or emergency purposes or for
                            repurchase of its shares, and then only in an
                            amount not exceeding one-third of the value of the
                            Fund's total assets, including the amount borrowed.
                            While any such borrowings exceed 5% of the Fund's
                            total assets, no purchases of investment securities
                            will be made.
                            The Fund shall not pledge, mortgage, hypothecate or
                            otherwise encumber its assets, except to secure
                            borrowings permitted by "Issuing Senior Securities"
                            below (collateral arrangements with respect to
                            margin for futures contracts and options are not
                            deemed to be pledges or other encumbrances for
                            purposes of this restriction).
 Issuing Senior Securities* The Fund shall not issue senior securities, as defined in the Investment Company Act of 1940,
                            other than preferred stock, except to the extent
                            such issuance might be involved with respect to
                            borrowings described under "Borrowing" above. The
                            Fund's collateral arrangements with respect to
                            options, futures contracts and options on futures
                            contracts and collateral requirements with respect
                            to initial and variation margin are not considered
                            by the Fund's Board of Directors to be the issuance
                            of a senior security. Similarly, the Fund's
                            obligations under interest rate swaps, caps and
                            floors, when-issued and forward commitment
                            transactions and similar transactions are not
                            considered by the Fund's Board of Directors to be
                            the issuance of a senior security if covering
                            assets are appropriately segregated.
 Short Sales/Margin*        The Fund shall not make short sales of securities.
 Underwriting               The Fund shall not underwrite any issue of
                            securities, except to the extent that in connection
                            with the purchase or disposition of portfolio
                            securities in accordance with its investment
                            objective, policies and limitations or the sale of
                            its own shares the Fund may be deemed to be an
                            underwriter.
 Real Estate                The Fund shall not purchase or sell real estate,
                            but this shall not prevent the Fund from investing
                            in Municipal Obligations secured by real estate or
                            interests therein or from exercising its rights
                            under agreements relating to such Municipal
                            Obligations (in which case the Fund may liquidate
                            real estate acquired as a result of a default on a
                            mortgage.)
 Commodities                The Fund shall not purchase or sell commodities or
                            commodities contracts, except for hedging purposes.
 Lending                    The Fund shall not make loans of money or property
                            to any person, except through the purchase of debt
                            obligations in which the Fund may invest
                            consistently with the Fund's investment objective
                            and policies or the acquisition of securities
                            subject to repurchase agreements.
 Illiquid Securities        None.
 Investment Companies       See "Diversification."
 Control or Management      The Fund shall not invest for the purpose of
                            exercising control over management of any company.
 Options                    None.
 Futures                    None.
 Holdings by Affiliates     None.
 Miscellaneous              None.

--------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

DELAWARE-VOYAGEUR TAX-FREE CALIFORNIA INSURED FUND
DELAWARE-VOYAGEUR TAX-FREE FLORIDA INSURED FUND
DELAWARE-VOYAGEUR TAX-FREE KANSAS FUND
DELAWARE-VOYAGEUR TAX-FREE MISSOURI INSURED FUND
DELAWARE-VOYAGEUR TAX-FREE NEW MEXICO FUND
DELAWARE-VOYAGEUR TAX-FREE OREGON INSURED FUND
DELAWARE-VOYAGEUR TAX-FREE UTAH FUND
DELAWARE-VOYAGEUR TAX-FREE WASHINGTON INSURED FUND

 Category                   Current Fundamental Investment Restriction
 --------                   ------------------------------------------
 Diversification            None.
 Concentration              The Fund shall not invest 25% or more of its assets
                            in the securities of issuers in any single
                            industry, except that the Fund may invest without
                            limitation, in circumstances in which other
                            appropriate available investments may be in limited
                            supply, in housing, health care and utility
                            obligations; provided that there shall be no
                            limitation on the purchase of Tax Exempt
                            Obligations and, for defensive purposes,
                            obligations issued or guaranteed by the U.S.
                            government, its agencies or instrumentalities.
                            (Note: For purposes of this investment restriction,
                            the Fund's investment adviser (the "Manager")
                            interprets "Tax Exempt Obligations" to exclude
                            limited obligation bonds payable only from revenues
                            derived from facilities or projects within a single
                            industry.)
 Borrowing*                 The Fund shall not borrow money, except from banks
                            for temporary or emergency purposes in an amount
                            not exceeding 20% of the value of the Fund's total
                            assets, including the amount borrowed. The Fund may
                            not borrow for leverage purposes, and securities
                            will not be purchased while borrowings are
                            outstanding. Interest paid on any money borrowed
                            will reduce the Fund's net income. The Fund shall
                            not pledge, hypothecate, mortgage or otherwise
                            encumber its assets in excess of 10% of its total
                            assets (taken at the lower of cost or current
                            value) and then only to secure borrowings permitted
                            by the restriction described in the preceding
                            paragraph).
 Issuing Senior Securities* None.
 Short Sales/Margin*        The Fund shall not purchase securities on margin,
                            except such short-term credits as may be necessary
                            for the clearance of purchases and sales of
                            securities. The Fund shall not make short sales of
                            securities or maintain a short position for the
                            account of such Fund unless at all times when a
                            short position is open it owns an equal amount of
                            such securities or owns securities which, without
                            payment of any further consideration, are
                            convertible into or exchangeable for securities of
                            the same issue as, and equal in amount to, the
                            securities sold short.
 Underwriting               The Fund shall not underwrite securities issued by
                            other persons except to the extent that, in
                            connection with the disposition of its portfolio
                            investments, it may be deemed to be an underwriter
                            under federal securities laws.
 Real Estate                The Fund shall not purchase or sell real estate,
                            although it may purchase securities which are
                            secured by or represent interests in real estate.
 Commodities                The Fund shall not purchase or sell commodities or
                            commodity contracts (including futures contracts).
 Lending                    The Fund shall not make loans, except by purchase
                            of debt obligations in which the Fund may invest
                            consistent with its investment policies, and
                            through repurchase agreements.
 Illiquid Securities        The Fund shall not invest more than 15% of its net
                            assets in illiquid investments.
 Investment Companies       None.
 Control or Management      None.
 Options                    None.
 Futures                    See "Commodities."
 Holdings by Affiliates     The Fund shall not invest in securities of any
                            issuer if, to the knowledge of the Fund, officers
                            and directors or trustees [as applicable] of the
                            Fund or officers and directors of the Fund's
                            investment adviser who beneficially own more than
                            1/2 of 1% of the securities of that issuer together
                            own more than 5% of such securities.
 Miscellaneous              None.

--------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

DELAWARE-VOYAGEUR TAX-FREE FLORIDA FUND

 Category                   Current Fundamental Investment Restriction
 --------                   ------------------------------------------
 Diversification            None.
 Concentration              The Fund shall not invest 25% or more of its assets
                            in the securities of issuers in any single industry
                            (except that it may invest without limitation, in
                            circumstances in which other appropriate available
                            investments may be in limited supply, in housing,
                            health care, utility, transportation, education
                            and/or industrial obligations); provided that there
                            shall be no limitation on the purchase of Tax
                            Exempt Obligations and, for defensive purposes,
                            obligations issued or guaranteed by the U.S.
                            government, its agencies or instrumentalities.
                            (Note: For purposes of this investment restriction,
                            the Manager interprets "Tax Exempt Obligations" to
                            exclude limited obligation bonds payable only from
                            revenues derived from facilities or projects within
                            a single industry.)
 Borrowing*                 The Fund shall not borrow money (provided that the
                            Fund may enter into reverse repurchase agreements),
                            except from banks for temporary or emergency
                            purposes in an amount not exceeding 20% of the
                            value of the Fund's total assets, including the
                            amount borrowed. The Fund may not borrow for
                            leverage purposes, provided that the Fund may enter
                            into reverse repurchase agreements for such
                            purposes, and securities will not be purchased
                            while outstanding borrowings exceed 5% of the value
                            of the Fund's total assets.
 Issuing Senior Securities* The Fund shall not issue any senior securities (as defined in the Investment Company Act of 1940),
                            except as set forth in the investment restriction
                            pertaining to "Borrowing, and except to the extent
                            that using options, futures contracts and options
                            on futures contracts, purchasing or selling on a
                            when-issued or forward commitment basis or using
                            similar investment strategies may be deemed to
                            constitute issuing a senior security.
 Short Sales/Margin*        None.
 Underwriting               The Fund shall not underwrite securities issued by
                            other persons except to the extent that, in
                            connection with the disposition of its portfolio
                            investments, the Fund may be deemed to be an
                            underwriter under federal securities laws.
 Real Estate                The Fund shall not purchase or sell real estate,
                            although it may purchase securities which are
                            secured by or represent interests in real estate.
 Commodities                The Fund shall not purchase or sell commodities or
                            futures or options contracts with respect to
                            physical commodities. This restriction shall not
                            restrict the Fund from purchasing or selling, on a
                            basis consistent with any restrictions contained in
                            its then-current prospectus, any financial
                            contracts or instruments which may be deemed
                            commodities (including, by way of example and not
                            by way of limitation, options, futures, and options
                            on futures with respect, in each case, to interest
                            rates, currencies, stock indices, bond indices or
                            interest rate indices).
 Lending                    The Fund shall not make loans, except by purchase
                            of debt obligations in which the Fund may invest
                            consistent with its investment policies, and
                            through repurchase agreements.
 Illiquid Securities        None.
 Investment Companies       None.
 Control or Management      None.
 Options                    See "Commodities."
 Futures                    See "Commodities."
 Holdings by Affiliates     None.
 Miscellaneous              None.

--------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                                   EXHIBIT G

   INFORMATION RELATING TO INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

                                                                                                                   MANAGEMENT
                                                                                                                   FEES THAT
                                                                                                                   WOULD HAVE
                                                                                                                    BEEN DUE
                                                             CURRENT                                               DURING THE
                                                            MANAGEMENT                                                LAST
                                                             (OR SUB-                                 MANAGEMENT     FISCAL
                                                          ADVISORY) FEE                                FEES DUE    YEAR UNDER
                   INVESTMENT                                  RATE         PROPOSED MANAGEMENT     AND/OR WAIVED   PROPOSED
                   MANAGER OR                 ASSET SIZE     BASED ON    (OR SUB-ADVISORY) FEE RATE  LAST FISCAL   MANAGEMENT
                      SUB-       DATE OF        AS OF     AVERAGE DAILY  BASED ON AVERAGE DAILY NET      YEAR       FEE RATE
      FUND          ADVISER     AGREEMENT      6/30/98      NET ASSETS             ASSETS                 A            B
      ----         ----------   ---------     ----------  -------------  -------------------------- -------------  ----------
DELAWARE GROUP        DMC         4/3/95/1/  $250,368,653 0.55% per year         No Change          $1,612,896 due    N/A
DIVIDEND AND                                                                                        $0 waived
INCOME FUND, INC.
DELAWARE GROUP        DMC       4/3/95/1/    $110,358,944 0.70% per year         No Change          $943,458 due      N/A
GLOBAL DIVIDEND                (Investment                                                          $0 waived
AND INCOME FUND,               Management)
INC.
DELAWARE GROUP        DIAL      4/3/95/1/    $110,358,944 40% of                 No Change          $377,383          N/A
GLOBAL DIVIDEND               (Sub-Advisory)              management
AND INCOME FUND,                                          fees paid
INC.                                                      to DMC
VOYAGEUR ARIZONA      DMC        4/30/97/2/   $45,032,955 0.40% per year         No Change          $274,603 due      N/A
MUNICIPAL INCOME                                                                                    $0 waived
FUND, INC.
VOYAGEUR COLORADO     DMC        4/30/97/2/   $72,610,267 0.40% per year         No Change          $439,768 due      N/A
INSURED MUNICIPAL                                                                                   $0 waived
INCOME FUND, INC.
VOYAGEUR FLORIDA      DMC        4/30/97/2/   $37,211,867 0.40% per year         No Change          $222,903 due      N/A
INSURED MUNICIPAL                                                                                   $0 waived
INCOME FUND
VOYAGEUR              DMC        4/30/97/2/   $39,966,264 0.40% per year         No Change          $235,855 due      N/A
MINNESOTA                                                                                           $0 waived
MUNICIPAL INCOME
FUND, INC.
                               SERVICING/
                              DISTRIBUTION
                               FEES PAID
                   PERCENTAGE LAST FISCAL
                   DIFFERENCE   YEAR TO
                    BETWEEN    AFFILIATES
      FUND           A & B     OF MANAGER
      ----         ---------- ------------
DELAWARE GROUP        N/A       $21,602
DIVIDEND AND
INCOME FUND, INC.
DELAWARE GROUP        N/A       $18,750
GLOBAL DIVIDEND
AND INCOME FUND,
INC.
DELAWARE GROUP        N/A           N/A
GLOBAL DIVIDEND
AND INCOME FUND,
INC.
VOYAGEUR ARIZONA      N/A        $8,875
MUNICIPAL INCOME
FUND, INC.
VOYAGEUR COLORADO     N/A       $11,006
INSURED MUNICIPAL
INCOME FUND, INC.
VOYAGEUR FLORIDA      N/A       $11,881
INSURED MUNICIPAL
INCOME FUND
VOYAGEUR              N/A       $18,062
MINNESOTA
MUNICIPAL INCOME
FUND, INC.

/1/ Last submitted to shareholders for approval on March 29, 1995 in connection with Lincoln National Corporation's acquisition of DMC and DIAL.
/2/ Last submitted to shareholders for approval on April 11, 1997 in connection with Lincoln National Corporation's acquisition of the previous investment manager, Voyageur Fund Managers, Inc.
----

   INFORMATION RELATING TO INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

                                                                                                                      MANAGEMENT
                                                                                                                       FEES THAT
                                                                                                                      WOULD HAVE
                                                            CURRENT                                                    BEEN DUE
                                                           MANAGEMENT                                                 DURING THE
                                                            (OR SUB-                                                  LAST FISCAL
                                                         ADVISORY) FEE                                MANAGEMENT FEES YEAR UNDER
                     INVESTMENT                               RATE           PROPOSED MANAGEMENT        DUE AND/OR     PROPOSED
                     MANAGER OR              ASSET SIZE     BASED ON     (OR SUB-ADVISORY) FEE RATE     WAIVED LAST   MANAGEMENT
                        SUB-     DATE OF       AS OF     AVERAGE DAILY     BASED ON AVERAGE DAILY       FISCAL YEAR    FEE RATE
       FUND           ADVISER   AGREEMENT     6/30/98      NET ASSETS            NET ASSETS                  A             B
       ----          ---------- ---------    ----------  -------------   --------------------------   --------------- -----------
VOYAGEUR                DMC      4/30/97/1/ $107,796,083 0.40% per year No Change                     $657,638 due    N/A
MINNESOTA                                                                                             $0 waived
MUNICIPAL INCOME
FUND II, INC.
VOYAGEUR                DMC      4/30/97/1/ $ 25,376,005 0.40% per year No Change                     $158,622 due    N/A
MINNESOTA                                                                                             $0 waived
MUNICIPAL INCOME
FUND III, INC.
Voyageur Investment
Trust
DELAWARE-VOYAGEUR       DMC      4/30/97/1/ $ 32,305,847 0.50% per year 0.50% on first $500 million   $169,876 due    N/A
TAX-FREE CALIFORNIA                                                     0.475% on next $500 million   $1,086 waived
INSURED FUND                                                            0.45% on next $1,500 million
                                                                        0.425% on assets in excess of
                                                                        $2,500 million; all per year
DELAWARE-VOYAGEUR       DMC      4/30/97/1/ $ 12,648,963 0.50% per year 0.55% on first $500 million   $63,097 due     $69,406 due
TAX-FREE FLORIDA                                                        0.50% on next $500 million    All waived
FUND                                                                    0.45% on next $1,500 million
                                                                        0.425% on assets in excess of
                                                                        $2,500 million; all per year
DELAWARE-VOYAGEUR       DMC      4/30/97/1/ $153,062,945 0.50% per year 0.50% on first $500 million   $779,044 due    N/A
TAX-FREE FLORIDA                                                        0.475% on next $500 million   $188,897 waived
INSURED FUND                                                            0.45% on next $1,500 million
                                                                        0.425% on assets in excess of
                                                                        $2,500 million; all per year
DELAWARE-VOYAGEUR       DMC      4/30/97/1/ $ 16,196,599 0.50% per year 0.55% on first $500 million   $79,144 due     $89,059 due
TAX-FREE KANSAS                                                         0.50% on next $500 million    $10,135 waived
FUND                                                                    0.45% on next $1,500 million
                                                                        0.425% on assets in excess of
                                                                        $2,500 million; all per year
                                 SERVICING/
                                DISTRIBUTION
                                 FEES PAID
                     PERCENTAGE LAST FISCAL
                     DIFFERENCE   YEAR TO
                      BETWEEN    AFFILIATES
       FUND            A & B     OF MANAGER
       ----          ---------- ------------
VOYAGEUR               N/A        $27,103
MINNESOTA
MUNICIPAL INCOME
FUND II, INC.
VOYAGEUR               N/A        $8,600
MINNESOTA
MUNICIPAL INCOME
FUND III, INC.
Voyageur Investment
Trust
DELAWARE-VOYAGEUR        N/A      $151,961
TAX-FREE CALIFORNIA
INSURED FUND
DELAWARE-VOYAGEUR      0.10%       $61,203
TAX-FREE FLORIDA
FUND
DELAWARE-VOYAGEUR        N/A      $550,920
TAX-FREE FLORIDA
INSURED FUND
DELAWARE-VOYAGEUR      0.10%       $83,534
TAX-FREE KANSAS
FUND

/1/ Last submitted to shareholders for approval on April 11, 1997 in connection with Lincoln National Corporation's acquisition of the previous investment manager, Voyageur Fund Managers, Inc.

   INFORMATION RELATING TO INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

                                                                                                                     MANAGEMENT
                                                                                                                     FEES THAT
                                                                                                                     WOULD HAVE
                                                           CURRENT                                                    BEEN DUE
                                                          MANAGEMENT                                                 DURING THE
                                                           (OR SUB-                                    MANAGEMENT   LAST FISCAL
                                                        ADVISORY) FEE                                   FEES DUE     YEAR UNDER
                     INVESTMENT                              RATE           PROPOSED MANAGEMENT      AND/OR WAIVED    PROPOSED
                     MANAGER OR             ASSET SIZE     BASED ON     (OR SUB-ADVISORY) FEE RATE    LAST FISCAL    MANAGEMENT
                        SUB-     DATE OF       AS OF    AVERAGE DAILY     BASED ON AVERAGE DAILY          YEAR        FEE RATE
       FUND           ADVISER   AGREEMENT     6/30/98     NET ASSETS            NET ASSETS                 A             B
       ----          ---------- ---------   ----------  -------------   --------------------------   -------------  -----------
DELAWARE-VOYAGEUR       DMC      4/30/97/1/ $58,762,389 0.50% per year 0.50% on first $500 million   $293,472 due   N/A
TAX-FREE MISSOURI                                                      0.475% on next $500 million   $61,781 waived
INSURED FUND                                                           0.45% on next $1,500 million
                                                                       0.425% on assets in excess of
                                                                       $2,500 million; all per year
DELAWARE-VOYAGEUR       DMC      4/30/97/1/ $23,108,241 0.50% per year 0.55% on first $500 million   $112,922 due   $124,215 due
TAX-FREE NEW                                                           0.50% on next $500 million    $24,561 waived
MEXICO FUND                                                            0.45% on next $1,500 million
                                                                       0.425% on assets in excess of
                                                                       $2,500 million; all per year
DELAWARE-VOYAGEUR       DMC      4/30/97/1/ $30,408,534 0.50% per year 0.50% on first $500 million   $155,824 due   N/A
TAX-FREE OREGON                                                        0.475% on next $500 million   $97,684 waived
INSURED FUND                                                           0.45% on next $1,500 million
                                                                       0.425% on assets in excess of
                                                                       $2,500 million; all per year
DELAWARE-VOYAGEUR       DMC      4/30/97/1/ $3,454,818  0.50% per year 0.55% on first $500 million   $17,865 due    $19,652 due
TAX-FREE UTAH                                                          0.50% on next $500 million    14,115 waived
FUND                                                                   0.45% on next $1,500 million
                                                                       0.425% on assets in excess of
                                                                       $2,500 million; all per year
DELAWARE-VOYAGEUR       DMC      4/30/97/1/ $3,848,186  0.50% per year 0.50% on first $500 million   $18,957 due    N/A
TAX-FREE WASHINGTON                                                    0.475% on next $500 million   All waived
INSURED FUND                                                           0.45% on next $1,500 million
                                                                       0.425% on assets in excess of
                                                                       $2,500 million; all per year
                                 SERVICING/
                                DISTRIBUTION
                                 FEES PAID
                     PERCENTAGE LAST FISCAL
                     DIFFERENCE   YEAR TO
                      BETWEEN    AFFILIATES
       FUND            A & B     OF MANAGER
       ----          ---------- ------------
DELAWARE-VOYAGEUR        N/A      $250,341
TAX-FREE MISSOURI
INSURED FUND
DELAWARE-VOYAGEUR      0.10%       $88,157
TAX-FREE NEW
MEXICO FUND
DELAWARE-VOYAGEUR        N/A      $158,879
TAX-FREE OREGON
INSURED FUND
DELAWARE-VOYAGEUR      0.10%       $21,071
TAX-FREE UTAH
FUND
DELAWARE-VOYAGEUR        N/A       $24,648
TAX-FREE WASHINGTON
INSURED FUND

/1/ Last submitted to shareholders for approval on April 11, 1997 in connection with Lincoln National Corporation's acquisition of the previous investment manager, Voyageur Fund Managers, Inc.

                                   EXHIBIT H

                    ACTUAL AND HYPOTHETICAL EXPENSE TABLES

                                                                   CLASS B & C
                                                 CLASS A SHARES      SHARES
                                                 --------------- ---------------
                                                 ACTUAL PROPOSED ACTUAL PROPOSED
                                                 ------ -------- ------ --------
DELAWARE-VOYAGEUR TAX-FREE FLORIDA FUND
  Mgmt. Fees.................................... 0.50%   0.55%   0.50%   0.55%
  12b-1 Fees.................................... 0.25%   0.25%   1.00%   1.00%
  Other Expenses................................ 0.35%   0.35%   0.35%   0.35%
                                                 -----   -----   -----   -----
    Total Operating Expenses.................... 1.10%   1.15%   1.85%   1.90%
                                                 =====   =====   =====   =====
    Total Operating Expenses After Waiver*...... 0.56%      **   1.31%      **
                                                 =====   =====   =====   =====
DELAWARE-VOYAGEUR TAX-FREE KANSAS FUND
  Mgmt. Fees.................................... 0.50%   0.55%   0.50%   0.55%
  12b-1 Fees.................................... 0.25%   0.25%   1.00%   1.00%
  Other Expenses................................ 0.24%   0.24%   0.24%   0.24%
                                                 -----   -----   -----   -----
    Total Operating Expenses.................... 0.99%   1.04%   1.74%   1.79%
                                                 =====   =====   =====   =====
    Total Operating Expenses After Waiver*...... 0.93%      **   1.68%      **
                                                 =====   =====   =====   =====
DELAWARE-VOYAGEUR TAX-FREE NEW MEXICO FUND
  Mgmt. Fees.................................... 0.50%   0.55%   0.50%   0.55%
  12b-1 Fees.................................... 0.25%   0.25%   1.00%   1.00%
  Other Expenses................................ 0.36%   0.36%   0.36%   0.36%
                                                 -----   -----   -----   -----
    Total Operating Expenses.................... 1.11%   1.16%   1.86%   1.91%
                                                 =====   =====   =====   =====
    Total Operating Expenses After Waiver*...... 1.00%      **   1.75%      **
                                                 =====   =====   =====   =====
DELAWARE-VOYAGEUR TAX-FREE UTAH FUND
  Mgmt. Fees.................................... 0.50%   0.55%   0.50%   0.55%
  12b-1 Fees.................................... 0.25%   0.25%   1.00%   1.00%
  Other Expenses................................ 0.50%   0.50%   0.50%   0.50%
                                                 -----   -----   -----   -----
    Total Operating Expenses.................... 1.25%   1.30%   2.00%   2.05%
                                                 =====   =====   =====   =====
    Total Operating Expenses After Waiver*...... 0.85%      **   1.60%      **
                                                 =====   =====   =====   =====

--------
 * DMC voluntarily waived its management fee and paid expenses to the extent necessary to limit total operating expenses to certain amounts during the past fiscal year. DMC may end its voluntary waiver commitments at any time.
** Hypothetical expense figures after waivers are not shown along with the proposed fee rates, because fee waivers have not been determined for future fiscal years.

                                   EXHIBIT I

                         SIMILAR FUNDS MANAGED BY DMC

                          SINGLE-STATE TAX-FREE FUNDS

                                                                 CURRENT
                                                                MANAGEMENT
                                                              FEE RATE BASED
                                                  ASSET SIZE    ON AVERAGE    PROPOSED MANAGEMENT FEE
                                                    AS OF       DAILY NET     RATE BASED ON AVERAGE
                      FUND                         6/30/98        ASSETS      DAILY NET ASSETS*
                      ----                        ----------  --------------  -----------------------
 DELAWARE-VOYAGEUR TAX-FREE ARIZONA FUND         $16,383,527  0.50% per year  0.55% on first $500 million
                                                                              0.50% on next $500 million
                                                                              0.45% on next $1,500 million
                                                                              0.425% on assets in excess of
                                                                              $2,500 million; all per year
 DELAWARE-VOYAGEUR TAX-FREE ARIZONA INSURED FUND $184,489,946 0.50% per year  0.50% on first $500 million
                                                                              0.475% on next $500 million
                                                                              0.45% on next $1,500 million
                                                                              0.425% on assets in excess of
                                                                              $2,500 million; all per year
 DELAWARE-VOYAGEUR TAX-FREE CALIFORNIA FUND      $14,114,851  0.50% per year  0.55% on first $500 million
                                                                              0.50% on next $500 million
                                                                              0.45% on next $1,500 million
                                                                              0.425% on assets in excess of
                                                                              $2,500 million; all per year
 DELAWARE-VOYAGEUR TAX-FREE COLORADO FUND        $366,270,396 0.50% per year  0.55% on first $500 million
                                                                              0.50% on next $500 million
                                                                              0.45% on next $1,500 million
                                                                              0.425% on assets in excess of
                                                                              $2,500 million; all per year
 DELAWARE-VOYAGEUR TAX-FREE IDAHO FUND           $47,004,722  0.50% per year  0.55% on first $500 million
                                                                              0.50% on next $500 million
                                                                              0.45% on next $1,500 million
                                                                              0.425% on assets in excess of
                                                                              $2,500 million; all per year
 DELAWARE-VOYAGEUR TAX-FREE IOWA FUND            $43,881,696  0.50% per year  0.55% on first $500 million
                                                                              0.50% on next $500 million
                                                                              0.45% on next $1,500 million
                                                                              0.425% on assets in excess of
                                                                              $2,500 million; all per year
 DELAWARE-VOYAGEUR TAX-FREE MINNESOTA FUND       $425,240,846 0.50% per year  0.55% on first $500 million
                                                                              0.50% on next $500 million
                                                                              0.45% on next $1,500 million
                                                                              0.425% on assets in excess of
                                                                              $2,500 million; all per year
 DELAWARE-VOYAGEUR MINNESOTA INSURED FUND        $295,101,697 0.50% per year  0.50% on first $500 million
                                                                              0.475% on next $500 million
                                                                              0.45% on next $1,500 million
                                                                              0.425% on assets in excess of
                                                                              $2,500 million; all per year
 DELAWARE-VOYAGEUR TAX-FREE MINNESOTA            $59,624,385  0.40% per year  0.50% on first $500 million
  INTERMEDIATE FUND                                                           0.475% on next $500 million
                                                                              0.45% on next $1,500 million
                                                                              0.425% on assets in excess of
                                                                              $2,500 million; all per year

--------
* Proposed management fee rates will be presented to shareholders for approval at meetings to be held in March, 1999.

                                                        CURRENT
                                                     MANAGEMENT FEE
                                      ASSET SIZE     RATE BASED ON     PROPOSED MANAGEMENT
                                        AS OF           AVERAGE        FEE RATE BASED ON AVERAGE
               FUND                    6/30/98      DAILY NET ASSETS   DAILY NET ASSETS*
               ----                   ----------    ----------------   -------------------------
DELAWARE-VOYAGEUR MINNESOTA          $43,533,990  0.65% per year       0.55% on first $500 million
 HIGH YIELD MUNICIPAL BOND FUND                                        0.50% on next $500 million
                                                                       0.45% on next $1,500 million
                                                                       0.425% on assets in excess of
                                                                       $2,500 million; all per year
TAX-FREE NEW JERSEY FUND             $1,634,340   0.55% on first       0.55% on first $500 million
                                                  $500 million         0.50% on next $500 million
                                                  0.525% on next       0.45% on next $1,500 million
                                                  $500 million         0.425% on assets in excess of
                                                  0.50% on assets in   $2,500 million; all per year
                                                  excess of
                                                  $1,000 million;
                                                  all per year
DELAWARE-VOYAGEUR TAX-FREE           $10,074,783  0.50% per year       0.55% on first $500 million
 NEW YORK FUND                                                         0.50% on next $500 million
                                                                       0.45% on next $1,500 million
                                                                       0.425% on assets in excess of
                                                                       $2,500 million; all per year
DELAWARE-VOYAGEUR TAX-FREE NORTH     $31,581,531  0.50% per year       0.55% on first $500 million
 DAKOTA FUND                                                           0.50% on next $500 million
                                                                       0.45% on next $1,500 million
                                                                       0.425% on assets in excess of
                                                                       $2,500 million; all per year
TAX-FREE OHIO FUND                   $1,247,792   0.55% on first       0.55% on first $500 million
                                                  $500 million         0.50% on next $500 million
                                                  0.525% on next       0.45% on next $1,500 million
                                                  $500 million         0.425% on assets in excess of
                                                  0.50% on assets in   $2,500 million; all per year
                                                  excess of $1,000
                                                  million all per year
TAX-FREE PENNSYLVANIA FUND           $935,901,247 0.60% on first       0.55% on first $500 million
                                                  $500 million         0.50% on next $500 million
                                                  0.575% on next       0.45% on next $1,500 million
                                                  $250 million         0.425% on assets in excess of
                                                  0.55% on assets in   $2,500 million; all per year
                                                  excess of
                                                  $750 million;
                                                  all per year
DELAWARE-VOYAGEUR TAX-FREE           $38,419,028  0.50% per year       0.55% on first $500 million
 WISCONSIN FUND                                                        0.50% on next $500 million
                                                                       0.45% on next $1,500 million
                                                                       0.425% on assets in excess of
                                                                       $2,500 million; all per year

       OTHER (SIMILAR TO DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.)

DELAWARE GROUP EQUITY FUNDS V, INC.  $2,974,807   0.65% on first       0.65% on first $500 million
 Retirement Income Fund                           $500 million         0.60% on next $500 million
                                                  0.625% on next       0.55% on next $1,500 million
                                                  $500 million         0.50% on assets over $2.5 billion
                                                  0.60% on assets
                                                  over $1 billion

--------
* Proposed management fee rates will be presented to shareholders for approval at meetings to be held in March, 1999.

                                   EXHIBIT J

                    FORM OF INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT, made by and between [REGISTRANT], a [       ] corporation ("Fund")
on behalf of the [SERIES] ("Series"), and DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust, a Delaware business trust ("Investment Manager").

                                  WITNESSETH:

WHEREAS, the Fund has been organized and operates as an investment company registered under the Investment Company Act of 1940 and is currently comprised of [x] series, including the Series; as a separate series of the Fund, each series engages in the business of investing and reinvesting its assets in securities, and

WHEREAS, the Investment Manager is a registered investment adviser under the Investment Advisers Act of 1940 and engages in the business of providing investment management services; and

WHEREAS, the Fund on behalf of the Series and the Investment Manager desire to enter into this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

  1. The Fund hereby employs the Investment Manager to manage the investment and reinvestment of the Series' assets and to administer its affairs, subject to the direction of the Fund's Board of Directors and officers of the Fund for the period and on the terms hereinafter set forth. The Investment Manager hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Manager shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent of the Fund. The Investment Manager shall regularly make decisions as to what securities and other instruments to purchase and sell on behalf of the Series and shall effect the purchase and sale of such investments in furtherance of the Series' objectives and policies and shall furnish the Board of Directors of the Fund with such information and reports regarding the Series' investments as the Investment Manager deems appropriate or as the Directors of the Fund may reasonably request.

  2. The Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees. Directors, officers and employees of the Investment Manager may be directors, officers and employees of any of the investment companies within the Delaware Investments family (including the Fund). Directors, officers and employees of the Investment Manager who are directors, officers and/or employees of these investment companies shall not receive any compensation from such companies for acting in such dual capacity.

  In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Fund and Investment Manager may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between them.

  3. (a) Subject to the primary objective of obtaining the best available prices and execution, the Investment Manager will place orders for the purchase and sale of portfolio securities and other instruments with such broker/dealers selected who provide statistical, factual and financial information and services to the Fund, to the Investment Manager, to any Sub-Adviser, as defined in Paragraph 5 hereof, or to any other fund for which the Investment Manager or any such Sub-Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Fund or who sell shares of any other fund for which the Investment Manager or any such Sub-Adviser provides investment advisory services. Broker/dealers who sell shares of the funds of which Delaware Management Company is investment manager, shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

  (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Directors and officers of the Fund, the Investment Manager may ask the Fund and the Fund may agree to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Fund and the Investment Manager have determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Manager's overall responsibilities with respect to the Fund and to other funds and other advisory accounts for which the Investment Manager or any Sub-Adviser, as defined in Paragraph 5 hereof, exercises investment discretion.

  4. As compensation for the services to be rendered to the Fund by the Investment Manager under the provisions of this Agreement, the Fund shall pay to the Investment Manager monthly from the Series' assets, a fee based on the average daily net assets of the Series during the month. Such fee shall be calculated in accordance with the following schedule:

      MONTHLY                ANNUAL RATE                           AVERAGE DAILY NET ASSETS
      -------                -----------                           ------------------------

  If this Agreement is terminated prior to the end of any calendar month, the management fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

  5. The Investment Manager may, at its expense, select and contract with one or more investment advisers registered under the Investment Advisers Act of 1940 ("Sub-Advisers") to perform some or all of the services for the Series for which it is responsible under this Agreement. The Investment Manager will compensate any Sub-Adviser for its services to the Series. The Investment Manager may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Series' shareholders is obtained. The Investment Manager will continue to have responsibility for all advisory services furnished by any Sub-Adviser.

  6. The services to be rendered by the Investment Manager to the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

  7. The Investment Manager, its directors, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Fund or to any other investment company, corporation, association, firm or individual.

  8. It is understood and agreed that so long as the Investment Manager and/or its advisory affiliates shall continue to serve as the Fund's investment adviser, other mutual funds as may be sponsored or advised by the Investment Manager or its affiliates shall have the right permanently to adopt and to use the words "Delaware," "Delaware Investments" or "Delaware Group" in their names and in the names of any series or class of shares of such funds.

  9. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as the Investment Manager to the Fund, the Investment Manager shall not be subject to liability to the Fund or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

  10. This Agreement shall be executed and become effective as of the date written below if approved by the vote of a majority of the outstanding voting securities of the Series. It shall continue in effect for a period of two years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by the vote of a majority of the outstanding voting securities of the Series and only if the terms and the renewal hereof have been approved by the vote of a majority of the Directors of the Fund who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Fund at any time, without the payment of a penalty, on sixty days' written notice to the Investment Manager of the Fund's intention to do so, pursuant to action by the Board of Directors of the Fund or pursuant to the vote of a majority of the outstanding voting securities of the Series. The Investment Manager may terminate this Agreement at any time, without the payment of a penalty, on sixty days' written notice to the Fund of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Fund to pay to the Investment Manager the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

  11. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

  12. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested persons"; and "assignment" shall have the meaning defined in the Investment Company Act of 1940.

IN WITNESS WHEREOF, the parties hereto have caused their corporate seals to be affixed and duly attested and their presents to be signed by their duly
authorized officers as of the      day of           , 19  .

DELAWARE MANAGEMENT COMPANY, a
 series of DELAWARE MANAGEMENT
 BUSINESS TRUST                           [REGISTRANT NAME]
                                           for the [SERIES NAME]


By: _________________________________
Name:________________________________
Title:_______________________________

                                          By: _________________________________
                                          Name:________________________________
                                          Title:_______________________________
Attest:______________________________
Name:________________________________
Title:_______________________________

                                          Attest:______________________________
                                          Name:________________________________
                                          Title:_______________________________

                                   EXHIBIT K

                        FORM OF SUB-ADVISORY AGREEMENT

AGREEMENT, made by and between DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust, a Delaware business trust ("Investment Manager"), and [SUB-ADVISER NAME] ("Sub-Adviser").

                                  WITNESSETH:

WHEREAS, [REGISTRANT NAME], a Maryland corporation ("Fund"), has been organized and operates as an investment company registered under the Investment Company Act of 1940 and engages in the business of investing and reinvesting its assets in securities, and

WHEREAS, the Investment Manager and the Fund on behalf of the [Series] ("Series") have entered into an agreement of even date herewith ("Investment Management Agreement") whereby the Investment Manager will provide investment advisory services to the Fund on behalf of the Series; and

WHEREAS, the Investment Management Agreement permits the Investment Manager to hire one or more sub-advisers to assist the Investment Manager in providing investment advisory services to the Fund on behalf of the Series; and

WHEREAS, the Investment Manager and the Sub-Adviser are registered Investment Advisers under the Investment Advisers Act of 1940 and engage in the business of providing investment management services.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

  1. The Investment Manager hereby employs the Sub-Adviser, subject always to the Investment Manager's control and supervision, to manage the investment and reinvestment of that portion of the Series' assets as the Investment Manager shall designate from time to time and to furnish the Investment Manager with investment recommendations, asset allocation advice, research, economic analysis and other investment services with respect to securities in which the Series may invest, subject to the direction of the Board and officers of the Fund for the period and on the terms hereinafter set forth. The Sub-Adviser hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent of the Fund. The Sub-Adviser shall regularly make decisions as to what securities to purchase and sell on behalf of the Series with respect to that portion of the Series' assets designated by the Investment Manager, shall effect the purchase and sale of such investments in furtherance of the Series' objectives and policies and shall furnish the Board of Directors of the Fund with such information and reports regarding its activities as the Investment Manager deems appropriate or as the Directors of the Fund may reasonably request in the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Articles of Incorporation, By-Laws and Prospectus of the Fund and with the instructions and directions of the Investment Manager and of the Board of Directors of the Fund and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal and state laws and regulations consistent with the provisions of Section 15(c) of the Investment Company Act of 1940.

  2. Under the terms of the Investment Management Agreement, the Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends;

  transfer of stock, including issuance and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees. Without limiting the foregoing, except as the Investment Manager and the Sub-Adviser may agree in writing from time to time, the Sub-Adviser shall have no responsibility for record maintenance and preservation obligations under Section 31 of the Investment Company Act of 1940.

  Directors, officers and employees of the Sub-Adviser may be directors, officers and employees of other funds which have employed the Sub-Adviser as sub-adviser or investment manager. Directors, officers and employees of the Sub-Adviser who are Directors, officers and/or employees of the Fund, shall not receive any compensation from the Fund for acting in such dual capacity.

  In the conduct of the respective business of the parties hereto and in the performance of this Agreement, the Fund, the Investment Manager and the Sub-Adviser may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between and among them.

  3. (a) Subject to the primary objective of obtaining the best available prices and execution, the Sub-Adviser will place orders for the purchase and sale of portfolio securities and other instruments with such broker/dealers who provide statistical, factual and financial information and services to the Fund, to the Investment Manager, to the Sub-Adviser or to any other Fund for which the Investment Manager or Sub-Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Fund or who sell shares of any other Fund for which the Investment Manager or Sub-Adviser provides investment advisory services. Broker/dealers who sell shares of the Funds for which the Investment Manager or Sub-Adviser provides advisory services shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

  (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Directors and officers of the Fund, the Sub-Adviser may ask the Fund and the Fund may agree to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where it and the Sub-Adviser have determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and to other funds and other advisory accounts for which the Investment Manager or the Sub-Adviser exercises investment discretion.

  4. As compensation for the services to be rendered to the Fund for the benefit of the Series by the Sub-Adviser under the provisions of this Agreement, the Investment Manager shall pay to the Sub-Adviser a monthly fee equal to [ %] of the fee payable to the Investment Manager under the terms of the Investment Management Agreement, less [ ]% of the dollar amount of any management fees waived, or expense limitation payments made, by the Investment Manager during that month.

  If this Agreement is terminated prior to the end of any calendar month, the Sub-Advisory fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

  5. The services to be rendered by the Sub-Adviser to the Fund for the benefit of the Series under the provisions of this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby; provided, however, except for advisory arrangements implemented prior to the date of this Agreement, during the term of this Agreement, the Sub-Adviser, will not, without the written consent of the Investment Manager, which consent will not be unreasonably withheld, render investment company (or portfolio thereof) which the Investment manger reasonably determines would be in competition with and which has investment policies similar to those of the Portfolio.

  6. Subject to the limitation set forth in Paragraph 5, the Sub-Adviser, its directors, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Fund or to any other investment company, corporation, association, firm or individual.

  The Investment Manager agrees that it shall not use the Sub-Adviser's name or otherwise refer to the Sub-Adviser in any materials distributed to third parties, including the Series' shareholders, without the prior written consent of the Sub-Adviser.

  7. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as Sub-Adviser to the Fund, the Sub-Adviser shall not be subject to liability to the Fund, to the Investment Manager or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

  8. This Agreement shall be executed and become effective as of the date written below if approved by the vote of a majority of the outstanding voting securities of the Series. It shall continue in effect for a period of two years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by the vote of a majority of the outstanding voting securities of the Series and only if the terms and the renewal hereof have been approved by the vote of a majority of the Directors of the Fund who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Investment Manager or the Fund at any time, without the payment of a penalty, on sixty days' written notice to the Sub-Adviser, of the Investment Manager's or the Fund's intention to do so, in the case of the Fund pursuant to action by the Board of Directors of the Fund or pursuant to the vote of a majority of the outstanding voting securities of the Series. The Sub-Adviser may terminate this Agreement at any time, without the payment of a penalty on sixty days' written notice to the Investment Manager and the Fund of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Investment Manager to pay to the Sub-Adviser the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment. This Agreement shall automatically terminate upon the termination of the Investment Management Agreement.

  9. This Agreement shall extend to and bind the successors of the parties hereto.

  10. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested person"; and "assignment" shall have the meaning defined in the Investment Company Act of 1940.

IN WITNESS WHEREOF, the parties hereto have caused their corporate seals to be affixed and duly attested and their presents to be signed by their duly
authorized officers as of the       day of           , 1998.

                                          DELAWARE MANAGEMENT COMPANY, A
                                           SERIES OF DELAWARE MANAGEMENT
                                           BUSINESS TRUST


                                          By: _________________________________
                                          Name:
                                          Title:

                                          Attest: _____________________________

                                          [SUB-ADVISER NAME]


                                          By: _________________________________
                                          Name:
                                          Title:

                                          Attest: _____________________________

Agreed to and accepted as of the day and year first above written:

                                          [REGISTRANT NAME] ON BEHALF OF THE
                                           [SERIES NAME]


                                          By: _________________________________
                                                         Chairman

                                          Attest: _____________________________

                                   EXHIBIT L

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization ("Agreement") is made as of this day of September, 1998 by and between VOYAGEUR INVESTMENT FUND, INC., a Maryland corporation ("Fund"), and VOYAGEUR INVESTMENT TRUST, a business trust created under the laws of the Commonwealth of Massachusetts ("Trust") (the Fund and the Trust are hereinafter collectively referred to as the "parties").

In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

1. PLAN OF REORGANIZATION.

  (a) Upon satisfaction of the conditions precedent described in Section 3 hereof, the Trust will convey, transfer and deliver to the Fund at the closing provided for in Section 2 (hereinafter referred to as the "Closing") all of the Trust's then-existing assets, the assets belonging to each series of the Trust to be conveyed, transferred and delivered to the corresponding series of the Fund. In consideration thereof, the Fund agrees at the Closing (1) to assume and pay, to the extent that they exist on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), all of the Trust's obligations and liabilities, whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with the Agreement, which fees and expenses shall in turn include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any, the obligations and liabilities allocated to each series of the Trust to become the obligations and liabilities of the corresponding series of the Fund, and (2) to deliver, in accordance with paragraph (b) of this Section 1, full and fractional shares of beneficial interest, $.01 par value, of each of the Fund's separate series and the respective classes of those series, all as set forth in the Appendix attached hereto (hereinafter, the series are individually and collectively referred to as "Series of the Fund" and the classes are individually referred to as a "Class of the Fund" and collectively as "Classes of the Fund"), equal in number to the number of full and fractional shares of beneficial interest, no par value, of, respectively, each of the Trust's separate series and the respective classes of those series, all as set forth in the Appendix hereto (hereinafter, the series are referred to individually and collectively as "Series of the Trust" and the classes are referred to individually as a "Class of the Trust" and collectively, as "Classes of the Trust") outstanding immediately prior to the Effective Date of the Reorganization. The transactions contemplated hereby are intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended ("Code").

  (b) In order to effect such delivery, the Fund will establish an open account for each shareholder of each Series of the Trust and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of such Series and Class of the Fund equal to the number of full and fractional shares such shareholder holds in the corresponding Series and Class of the Trust at the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Effective Date of the Reorganization; fractional shares of each Class of the Fund will be carried to the third decimal place. On the Effective Date of the Reorganization, the net asset value per share of beneficial interest of each Class of the Fund shall be deemed to be the same as the net asset value per share of beneficial interest of the corresponding Class of the Trust at the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Effective Date of the Reorganization. On the Effective Date of the Reorganization, each certificate representing shares of a Series and Class of the Trust will represent the same number of shares of the corresponding Series and Class of the Fund. Each shareholder of the Trust will have the right to exchange his (her) share certificates for share certificates of the Fund. However, a shareholder need not make this exchange of certificates unless he (she) so desires. Simultaneously with the crediting of the shares of the Series and Classes of the Fund to the shareholders of record of the Trust, the shares of the Series and Classes of the Trust held by such shareholder shall be cancelled.

  (c) As soon as practicable after the Effective Date of the Reorganization, the Trust shall take all necessary steps under Massachusetts law to effect a complete dissolution of the Trust.

  2. CLOSING AND EFFECTIVE DATE OF THE REORGANIZATION.

  The Closing shall consist of (i) the conveyance, transfer and delivery of the Trust's assets to the Fund, in exchange for the assumption and payment by the Fund of the Trust's liabilities and (ii) the issuance and delivery of the Fund's shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions. The Closing shall occur either on
(a) the business day immediately following the later of receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Trust at which this Agreement will be considered or (b) such later date as the parties may mutually agree ("Effective Date of the Reorganization").

  3. CONDITIONS PRECEDENT.

  The obligations of the Trust and the Fund to effectuate the reorganization hereunder shall be subject to the satisfaction of each of the following conditions:

    (a) Such authority and orders from the Securities and Exchange Commission ("Commission") as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

    (b) (i) One or more post-effective amendments to the Trust's Registration Statement on Form N-1A ("Registration Statement") under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended ("1940 Act"), containing such amendments to the Registration Statement as are determined by the Directors of the Fund to be necessary and appropriate as a result of this Agreement shall have been filed with the Commission;
  (ii) the Fund shall have adopted as its own such Registration Statement, as so amended; (iii) the most recent post-effective amendment to the Registration Statement filed with the Commission relating to the Fund shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop-order, proceeding or threatened proceeding which shall have been withdrawn or terminated); and (iv) an amendment of the Form N-8A Notification of Registration filed pursuant to Section 8(a) of the 1940 Act ("Form N-8A") reflecting the change in legal form of the Trust to a Maryland corporation shall have been filed with the Commission and the Fund shall have expressly adopted such amended Form N-8A as its own for purposes of the 1940 Act;

    (c) Each party shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, to the effect that the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Trust, the Fund or the shareholders of the Trust or the Fund;

    (d) The Trust shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance satisfactory to the Trust, to the effect that (i) the Fund is duly organized, validly existing and in good standing as a corporation under the laws of the State of Maryland; (ii) this Agreement and the reorganization provided for herein and the execution and delivery of this Agreement have been duly authorized and approved by all requisite corporate action of the Fund and this Agreement has been duly executed and delivered by the Fund and is a legal, valid and binding agreement of the Fund in accordance with its terms; and (iii) the shares of the Fund to be issued in the reorganization have been duly authorized and, upon issuance thereof in accordance with this Agreement, will have been validly issued and fully paid and will be non-assessable by the Fund;

    (e) The Fund shall have received the opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance satisfactory to the Fund, to the effect that: (i) the Trust is duly organized and validly existing under the laws of the Commonwealth of Massachusetts; (ii) the Trust is an open-end investment company of the management type registered under the 1940 Act; and (iii) this Agreement and the reorganization provided for herein and the execution and delivery of this Agreement have been duly authorized and approved by all requisite action of the Trust and this Agreement has been duly executed and delivered by the Trust and is a legal, valid and binding agreement of the Trust in accordance with its terms;

    (f) The shares of each Series and Class of the Fund are eligible for offering to the public in those states of the United States and jurisdictions in which the shares of their corresponding Series and Class of the Trust are presently eligible for offering to the public so as to permit the issuance and delivery of shares contemplated by this Agreement to be consummated;

    (g) This Agreement and the reorganization contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Trust at an annual or special meeting or any adjournment thereof;

    (h) The shareholders of the Trust shall have voted to direct the Trust to vote, and the Trust shall have voted, as sole shareholder of the Fund, to:

      (i) Elect as Directors of the Fund the following individuals: Messrs. Walter P. Babich, Anthony D. Knerr, W. Thacher Longstreth, Charles E. Peck, Wayne A. Stork, Thomas F. Madison, Jeffrey J. Nick and Ms. Ann R. Leven;

      (ii) Select Ernst & Young LLP as the independent auditors for the Fund for the fiscal year ending August 31, 1999;

      (iii) With respect to each Series, if at the annual or special meeting specified in paragraph (g) of this Section 3 (or any adjournment thereof) the shareholders of a Series of the Trust (A) approve a proposal for a new investment management agreement ("New Investment Management Agreement") between Delaware Management Company, a series of Delaware Management Business Trust ("DMC") and the Trust on behalf of such Series, approve an investment management agreement between DMC and the Fund on behalf of such Series, which is substantially identical to the New Investment Management Agreement, or
    (B) do not approve a proposal for a New Investment Management Agreement between DMC and the Trust on behalf of such Series, approve an investment management agreement between DMC and the Fund on behalf of such Series, which is substantially identical to the then-current investment management agreement between DMC and the Trust on behalf of such Series;

    (i) The Directors of the Fund shall have taken the following actions at a meeting duly called for such purposes:

      (i) Approval of the investment management agreements described in paragraph (h) of this Section 3 hereof for each Series of the Fund;

      (ii) Approval of a distribution plan, if any, for each Class of each Series of the Fund, as adopted pursuant to Rule 12b-1 under the 1940 Act, which is substantially identical to the then-current distribution plan, if any, as adopted pursuant to Rule 12b-1 under the 1940 Act for each Class of each corresponding Series of the Trust;

      (iii) Approval of the assignment of the Trust's Custodian Agreement with Norwest Bank Minnesota, N.A. to the Fund;

      (iv) Selection of Ernst & Young LLP as the Fund's independent auditors for the fiscal year ending August 31, 1999;

      (v) Approval of the Fund's Amended and Restated Shareholders Services Agreement with Delaware Service Company, Inc.;

      (vi) Approval of the Fund Accounting Agreement with Delaware Service Company, Inc. that covers the funds comprising the Delaware Investments Family of Funds;

      (vii) Approval of the Distribution Agreement between the Fund and Delaware Distributors, L.P. on behalf of the Series and Classes;

      (viii) Authorization of the issuance by the Fund, prior to the Effective Date of the Reorganization, of one share of each Series and Class of the Fund to the Trust in consideration for the payment of $1.00 per share for the purpose of enabling the Trust to vote on the matters referred in paragraph (h) of this Section 3 hereof;

      (ix) Submission of the matters referred to in paragraph (h) of this
    Section 3 to the Trust as sole shareholder of each Series of the Fund;
    and

      (x) Authorization of the issuance and delivery by the Fund of shares of each Series and Class of the Fund on the Effective Date of the Reorganization in exchange for the assets of the corresponding Series of the Trust pursuant to the terms and provisions of this Agreement.

  At any time prior to the Closing, any of the foregoing conditions may be waived by the Board of Trustees of the Trust if, in the judgment of such Board, such waiver will not affect in a materially adverse way the benefits intended to be accorded the shareholders of the Trust under this Agreement.

  4. TERMINATION.

  The Board of Trustees of the Trust may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Trust, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

  5. ENTIRE AGREEMENT.

  This Agreement embodies the entire agreement between the parties and there are no agreements, understandings, restrictions or warranties among the parties other than those set forth herein or herein provided for.

  6. FURTHER ASSURANCES.

  The Trust and the Fund shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

  7. COUNTERPARTS.

  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

  8. GOVERNING LAW.

  This Agreement and the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the laws of the State of Maryland.

  IN WITNESS WHEREOF, the Fund and the Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its Chairman, President or a Vice President and attested by its Secretary or an Assistant Secretary, all as of the day and year first-above written.

                                          VOYAGEUR INVESTMENT TRUST
Attest:                                    (a Massachusetts business trust)

By:__________________________________     By:__________________________________
      George M. Chamberlain, Jr.                      Wayne A. Stork
               Secretary                                 Chairman

                                          VOYAGEUR INVESTMENT FUND, INC.
Attest:                                    (a Maryland corporation)

By:__________________________________     By:__________________________________
            Eric E. Miller                            Jeffrey J. Nick
          Assistant Secretary                  President and Chief Executive
                                                          Officer

                                    APPENDIX

SERIES AND CLASSES OF VOYAGEUR INVESTMENT
TRUST
-----------------------------------------
Delaware-Voyageur Tax-Free California In-
 sured Fund
 Delaware-Voyageur Tax-Free California In-
 sured Fund Class A
 Delaware-Voyageur Tax-Free California In-
 sured Fund Class B
 Delaware-Voyageur Tax-Free California In-
 sured Fund Class C
Delaware-Voyageur Tax-Free Florida Fund
 Delaware-Voyageur Tax-Free Florida Fund
 Class A
 Delaware-Voyageur Tax-Free Florida Fund
 Class B
 Delaware-Voyageur Tax-Free Florida Fund
 Class C
Delaware-Voyageur Tax-Free Florida Insured
 Fund
 Delaware-Voyageur Tax-Free Florida Insured
 Fund Class A
 Delaware-Voyageur Tax-Free Florida Insured
 Fund Class B
 Delaware-Voyageur Tax-Free Florida Insured
 Fund Class C
Delaware-Voyageur Tax-Free Kansas Fund
 Delaware-Voyageur Tax-Free Kansas Fund
 Class A
 Delaware-Voyageur Tax-Free Kansas Fund
 Class B
 Delaware-Voyageur Tax-Free Kansas Fund
 Class C
Delaware-Voyageur Tax-Free Missouri Insured
 Fund
 Delaware-Voyageur Tax-Free Missouri In-
 sured Fund Class A
 Delaware-Voyageur Tax-Free Missouri In-
 sured Fund Class B
 Delaware-Voyageur Tax-Free Missouri In-
 sured Fund Class C
Delaware-Voyageur Tax-Free New Mexico Fund
 Delaware-Voyageur Tax-Free New Mexico Fund
 Class A
 Delaware-Voyageur Tax-Free New Mexico Fund
 Class B
 Delaware-Voyageur Tax-Free New Mexico Fund
 Class C
Delaware-Voyageur Tax-Free Oregon Insured
 Fund
 Delaware-Voyageur Tax-Free Oregon Insured
 Fund Class A
 Delaware-Voyageur Tax-Free Oregon Insured
 Fund Class B
 Delaware-Voyageur Tax-Free Oregon Insured
 Fund Class C
Delaware-Voyageur Tax-Free Utah Fund
 Delaware-Voyageur Tax-Free Utah Fund Class
 A
 Delaware-Voyageur Tax-Free Utah Fund Class
 B
 Delaware-Voyageur Tax-Free Utah Fund Class
 C
Delaware-Voyageur Tax-Free Washington In-
 sured Fund
 Delaware-Voyageur Tax-Free Washington In-
 sured Fund
 Class A
 Delaware-Voyageur Tax-Free Washington In-
 sured Fund
 Class B
 Delaware-Voyageur Tax-Free Washington In-
 sured Fund
 Class C

CORRESPONDING SERIES AND CLASSES OF
VOYAGEUR INVESTMENT
-----------------------------------
FUND, INC.
----------
Delaware-Voyageur Tax-Free California In-
 sured Fund
 Delaware-Voyageur Tax-Free California In-
 sured Fund Class A
 Delaware-Voyageur Tax-Free California In-
 sured Fund Class B
 Delaware-Voyageur Tax-Free California In-
 sured Fund Class C
Delaware-Voyageur Tax-Free Florida Fund
 Delaware-Voyageur Tax-Free Florida Fund
 Class A
 Delaware-Voyageur Tax-Free Florida Fund
 Class B
 Delaware-Voyageur Tax-Free Florida Fund
 Class C
Delaware-Voyageur Tax-Free Florida Insured
 Fund
 Delaware-Voyageur Tax-Free Florida Insured
 Fund Class A
 Delaware-Voyageur Tax-Free Florida Insured
 Fund Class B
 Delaware-Voyageur Tax-Free Florida Insured
 Fund Class C
Delaware-Voyageur Tax-Free Kansas Fund
 Delaware-Voyageur Tax-Free Kansas Fund
 Class A
 Delaware-Voyageur Tax-Free Kansas Fund
 Class B
 Delaware-Voyageur Tax-Free Kansas Fund
 Class C
Delaware-Voyageur Tax-Free Missouri Insured
 Fund
 Delaware-Voyageur Tax-Free Missouri In-
 sured Fund Class A
 Delaware-Voyageur Tax-Free Missouri In-
 sured Fund Class B
 Delaware-Voyageur Tax-Free Missouri In-
 sured Fund Class C
Delaware-Voyageur Tax-Free New Mexico Fund
 Delaware-Voyageur Tax-Free New Mexico Fund
 Class A
 Delaware-Voyageur Tax-Free New Mexico Fund
 Class B
 Delaware-Voyageur Tax-Free New Mexico Fund
 Class C
Delaware-Voyageur Tax-Free Oregon Insured
 Fund
 Delaware-Voyageur Tax-Free Oregon Insured
 Fund Class A
 Delaware-Voyageur Tax-Free Oregon Insured
 Fund Class B
 Delaware-Voyageur Tax-Free Oregon Insured
 Fund Class C
Delaware-Voyageur Tax-Free Utah Fund
 Delaware-Voyageur Tax-Free Utah Fund Class
 A
 Delaware-Voyageur Tax-Free Utah Fund Class
 B
 Delaware-Voyageur Tax-Free Utah Fund Class
 C
Delaware-Voyageur Tax-Free Washington In-
 sured Fund
 Delaware-Voyageur Tax-Free Washington In-
 sured Fund
 Class A
 Delaware-Voyageur Tax-Free Washington In-
 sured Fund
 Class B
 Delaware-Voyageur Tax-Free Washington In-
 sured Fund
 Class C

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION

  This Agreement and Plan of Reorganization ("Agreement") is made as of this
day   of October, 1998 by and between VOYAGEUR FLORIDA INSURED MUNICIPAL
INCOME FUND, INC., a Maryland corporation ("Fund"), and VOYAGEUR FLORIDA INSURED MUNICIPAL INCOME FUND, a business trust created under the laws of the Commonwealth of Massachusetts ("Trust") (the Fund and the Trust are hereinafter collectively referred to as the "parties").

  In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

  1. PLAN OF REORGANIZATION.

  (a) Upon satisfaction of the conditions precedent described in Section 3 hereof, the Trust will convey, transfer and deliver to the Fund at the closing provided for in Section 2 (hereinafter referred to as the "Closing") all of the Trust's then-existing assets. In consideration thereof, the Fund agrees at the Closing (1) to assume and pay, to the extent that they exist on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), all of the Trust's obligations and liabilities, whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with the Agreement, which fees and expenses shall in turn include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any, the obligations and liabilities of the Trust to become the obligations and liabilities of the Fund, and (2) to deliver, in accordance with paragraph (b) of this Section 1, full and fractional shares of beneficial interest, $.01 par value, of each of the Fund's separate classes and the respective series of those classes, as applicable, all as set forth in the appendix attached hereto (hereinafter, the classes of the Fund are individually referred to as a "Class of the Fund" and collectively as "Classes of the Fund" and the series of the Fund are individually and collectively referred to as "Series of the Fund"), equal in number to the number of full and fractional shares of beneficial interest, $.01 par value, of, respectively, each of the Trust's separate classes and the respective series of those classes, as applicable, all as set forth in the appendix attached hereto (hereinafter, the classes of the Trust are individually referred to as a "Class of the Trust" and collectively as "Classes of the Trust" and the series of the Trust are individually and collectively referred to as "Series of the Trust") outstanding immediately prior to the Effective Date of the Reorganization. The transactions contemplated hereby are intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended ("Code").

  (b) In order to effect such delivery, the Fund will establish an open account for each shareholder of each Class and Series of the Trust and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of such Class and Series of the Fund equal to the number of full and fractional shares such shareholder holds in the corresponding Class and Series of the Trust at the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Effective Date of the Reorganization; fractional shares of each Class and Series of the Fund will be carried to the third decimal place. On the Effective Date of the Reorganization, the net asset value per share of the Common Shares of the Fund shall be deemed to be the same as the net asset value per share of the Common Shares of the Trust at the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Effective Date of the Reorganization. On the Effective Date of the Reorganization, the dividend rate and dividend period applicable to each Series of Preferred Shares of the Fund shall be deemed to be the same as the dividend rate and dividend period of the corresponding Series of Preferred Shares of the Trust. On the Effective Date of the Reorganization, each certificate representing shares of a Class and Series of the Trust will represent the same number of shares of the corresponding Class and Series of the Fund. Each shareholder of the Trust will have the right to exchange his (her) share certificates for share certificates of the Fund. However, a shareholder need not make this exchange of certificates unless he (she) so desires. Simultaneously with the crediting of the shares of the Classes and Series of the Fund to the shareholders of record of the Trust, the shares of the Classes and Series of the Trust held by such shareholder shall be cancelled.

  (c) As soon as practicable after the Effective Date of the Reorganization, the Trust shall take all necessary steps under Massachusetts law to effect a complete dissolution of the Trust.

2. CLOSING AND EFFECTIVE DATE OF THE REORGANIZATION.

  The Closing shall consist of (i) the conveyance, transfer and delivery of the Trust's assets to the Fund, in exchange for the assumption and payment by the Fund of the Trust's liabilities and (ii) the issuance and delivery of the Fund's shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions. The Closing shall occur either on
(a) the business day immediately following the later of receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Trust at which this Agreement will be considered or (b) such later date as the parties may mutually agree ("Effective Date of the Reorganization").

3. CONDITIONS PRECEDENT.

  The obligations of the Trust and the Fund to effectuate the reorganization hereunder shall be subject to the satisfaction of each of the following conditions:

    (a) A supplemental listing application shall have been filed with the American Stock Exchange ("AMEX") in accordance with the rules of the AMEX and such approvals from the AMEX as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

    (b) (i) One or more post-effective amendments to the Trust's Registration Statement on Form N-2 ("N-2 Registration Statement") under the Investment Company Act of 1940, as amended ("1940 Act"), containing such amendments to the N-2 Registration Statement as are determined by the Directors of the Fund to be necessary and appropriate as a result of this Agreement shall have been filed with the Securities and Exchange Commission ("Commission");
  (ii) the Fund shall have adopted as its own such N-2 Registration Statement, as so amended; (iii) a registration statement on Form 8-A ("8-A Registration Statement") under the Securities Exchange Act of 1934, as amended, shall have been filed with the Commission and the AMEX by the Fund; (iv) the most recent post-effective amendment to the N-2 Registration Statement and the 8-A Registration Statement filed with the Commission relating to the Fund shall have become effective, and no stop-order suspending the effectiveness of the N-2 Registration Statement or the 8-A Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop-order, proceeding or threatened proceeding which shall have been withdrawn or terminated); and (v) an amendment of the Form N-8A Notification of Registration filed pursuant to Section 8(a) of the 1940 Act ("Form N-8A") reflecting the change in legal form of the Trust to a Maryland corporation shall have been filed with the Commission and the Fund shall have expressly adopted such amended Form N-8A as its own for purposes of the 1940 Act;

    (c) Each party shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, to the effect that the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Trust, the Fund or the shareholders of the Trust or the Fund;

    (d) The Trust shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance satisfactory to the Trust, to the effect that (i) the Fund is duly organized, validly existing and in good standing as a corporation under the laws of the State of Maryland; (ii) this Agreement and the reorganization provided for herein and the execution and delivery of this Agreement have been duly authorized and approved by all requisite corporate action of the Fund and this Agreement has been duly executed and delivered by the Fund and is a legal, valid and binding agreement of the Fund in accordance with its terms; and (iii) the shares of the Fund to be issued in the reorganization have been duly authorized and, upon issuance thereof in accordance with this Agreement, will have been validly issued and fully paid and will be non-assessable by the Fund;

    (e) The Fund shall have received the opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance satisfactory to the Fund, to the effect that: (i) the Trust is duly organized and validly existing under the laws of the Commonwealth of

  Massachusetts; (ii) the Trust is a closed-end investment company of the management type registered under the 1940 Act; and (iii) this Agreement and the reorganization provided for herein and the execution and delivery of this Agreement have been duly authorized and approved by all requisite action of the Trust and this Agreement has been duly executed and delivered by the Trust and is a legal, valid and binding agreement of the Trust in accordance with its terms;

    (f) The shares of each Class and Series of the Fund are eligible for offering to the public in those states of the United States and jurisdictions in which the shares of their corresponding Class and Series of the Trust are presently eligible for offering to the public so as to permit the issuance and delivery of shares contemplated by this Agreement to be consummated;

    (g) This Agreement and the reorganization contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Trust at an annual or special meeting or any adjournment thereof;

    (h) The shareholders of the Trust shall have voted to direct the Trust to vote, and the Trust shall have voted, as sole shareholder of the Fund, to:

      (i) In accordance with the 1940 Act, elect as Directors of the Fund the following individuals: Messrs. Walter P. Babich, Anthony D. Knerr,
    W. Thacher Longstreth, Charles E. Peck, Wayne A. Stork, Thomas F. Madison, Jeffrey J. Nick and Ms. Ann R. Leven;

      (ii) Select Ernst & Young LLP as the independent auditors for the Fund for the fiscal year ending March 31, 1999; and

      (iii) If at the annual or special meeting specified in paragraph (g) of this Section 3 (or any adjournment thereof) the shareholders of the Trust (A) approve a proposal for a new investment management agreement ("New Investment Management Agreement") between Delaware Management Company, a series of Delaware Management Business Trust ("DMC") and the Trust, approve an investment management agreement between DMC and the Fund, which is substantially identical to the New Investment Management Agreement, or (B) do not approve a proposal for a New Investment Management Agreement between DMC and the Trust, approve an investment management agreement between DMC and the Fund, which is substantially identical to the then-current investment management agreement between DMC and the Trust;

    (i) The Directors of the Fund shall have taken the following actions at a meeting duly called for such purposes:

      (i) Approval of the investment management agreements described in paragraph (h) of this Section 3 hereof for the Fund;

      (ii) Approval of the assignment of the Trust's Custodian Agreement with Norwest Bank Minnesota, N.A. to the Fund;

      (iii) Selection of Ernst & Young LLP as the Fund's independent auditors for the fiscal year ending March 31, 1999;

      (iv) Approval of the Fund Administration and Accounting Agreement with Delaware Service Company, Inc. that is substantially the same as the current Fund Administration and Accounting Agreement between Delaware Service Company, Inc. and the Trust;

      (v) Authorization of the issuance by the Fund, prior to the Effective Date of the Reorganization, of one share of each Class and Series of the Fund to the Trust in consideration for the payment of $10.00 per share for the purpose of enabling the Trust to vote on the matters referred in paragraph (h) of this Section 3 hereof;

      (vi) Submission of the matters referred to in paragraph (h) of this
    Section 3 to the Trust as sole shareholder of each Class and Series of the Fund; and

      (vii) Authorization of the issuance and delivery by the Fund of shares of each Class and Series of the Fund on the Effective Date of the Reorganization in exchange for the assets of the Trust pursuant to the terms and provisions of this Agreement.

  At any time prior to the Closing, any of the foregoing conditions may be waived by the Board of Trustees of the Trust if, in the judgment of such Board, such waiver will not affect in a materially adverse way the benefits intended to be accorded the shareholders of each Class and Series of the Trust under this Agreement.

4. TERMINATION.

  The Board of Trustees of the Trust may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Trust, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

5. ENTIRE AGREEMENT.

  This Agreement embodies the entire agreement between the parties and there are no agreements, understandings, restrictions or warranties among the parties other than those set forth herein or herein provided for.

6. FURTHER ASSURANCES.

  The Trust and the Fund shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

7. COUNTERPARTS.

  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

8. GOVERNING LAW.

  This Agreement and the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the laws of the State of Maryland.

IN WITNESS WHEREOF, the Fund and the Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its Chairman, President or a Vice President and attested by its Secretary or an Assistant Secretary, all as of the day and year first-above written.


                                          VOYAGEUR FLORIDA INSURED MUNICIPAL
                                            INCOME FUND
Attest:                                    (a Massachusetts business trust)

By:__________________________________     By:__________________________________
      George M. Chamberlain, Jr.                      Wayne A. Stork
               Secretary                                 Chairman

                                          VOYAGEUR FLORIDA INSURED MUNICIPAL
                                            INCOME FUND, INC.
Attest:                                    (a Maryland corporation)

By:__________________________________     By:__________________________________
            Eric E. Miller                            Jeffrey J. Nick
          Assistant Secretary                  President and Chief Executive
                                                          Officer

                                    APPENDIX

CLASSES AND SERIES OF VOYAGEUR FLORIDA
INSURED
MUNICIPAL INCOME FUND
--------------------------------------
Common Shares
Municipal Income Preferred Shares,
 Series A
Municipal Income Preferred Shares,
 Series B

CORRESPONDING CLASSES AND SERIES OF
VOYAGEUR FLORIDA INSURED MUNICIPAL INCOME
FUND, INC.
-----------------------------------------
Common Shares
Municipal Income Preferred Shares, Series A
Municipal Income Preferred Shares, Series B

                                   EXHIBIT M

                        DIFFERENCES IN LEGAL STRUCTURES

Unless otherwise defined in this Exhibit, capitalized terms have the meanings set forth in Proposal Seven.

                 DIFFERENCES BETWEEN THE LEGAL STRUCTURE OF A
            MARYLAND CORPORATION AND A MASSACHUSETTS BUSINESS TRUST

Investment Trust and Florida Municipal Fund are organized as Massachusetts business trusts and may be referred to herein collectively as the "Massachusetts Trusts." This discussion provides a summary of the material differences between the legal structure of an investment company organized as a Maryland corporation and subject to the Maryland Code and an investment company organized as a Massachusetts business trust under the Massachusetts Statute. The different legal structures are considered by contrasting the provisions of the Agreements and Declarations of Trust and bylaws of the Massachusetts Trusts with the corporate charters and bylaws of the New Funds, as well as the respective laws applicable to such entities.

The following is only a summary of the material differences between the charters and bylaws of the New Funds and the Maryland Code, and the Agreements and Declarations of Trust and bylaws of the Massachusetts Trusts and the Massachusetts Statute. It is not a complete list of differences. Shareholders should refer to the provisions of such charters and bylaws of the New Funds, the Maryland Code, the Massachusetts Declarations and bylaws and the Massachusetts Statute directly for a more thorough comparison.

GOVERNING DOCUMENTS. In order to form a Maryland corporation, one or more individuals over the age of 18 must sign and acknowledge articles of incorporation which contain statutorily required provisions and file them for record with the State Department of Assessments and Taxation of Maryland. The shareholders of a Maryland corporation are subject to the Maryland Code, the charter of the corporation and its bylaws. The business and affairs of a Maryland corporation are managed under the direction of its Board of Directors.

In order to be considered a Massachusetts business trust, an entity must file its trust document with the Secretary of the Commonwealth of Massachusetts and with the clerk of every city or town in Massachusetts where the trust has a usual place of business. The business and affairs of a Massachusetts business trust are governed by its trust instrument, called an Agreement and Declaration of Trust, as well as its bylaws. The Agreements and Declarations of Trust of the Massachusetts Trusts are referred to herein individually as a "Massachusetts Declaration" or collectively as the "Massachusetts Declarations."

SHAREHOLDER VOTING RIGHTS AND MEETINGS. Shareholders of both a Maryland corporation and a Massachusetts business trust are subject to the voting requirements contained in the 1940 Act for electing and removing trustees/directors, selecting auditors and approving investment advisory agreements and plans of distribution.

The charter of the New Fund corresponding to Investment Trust, consistent with the Maryland Code, provides that the holder of each share of stock of the New Fund is entitled to one vote for each full share, and a fractional vote for each fractional share of stock, irrespective of the series or class. The charter of the New Fund goes on to state that, on any matter submitted to a vote of shareholders, all shares of the corporation then issued and outstanding and entitled to vote, irrespective of series or class, shall be voted in the aggregate and not by series or class except when (1) otherwise expressly required by the Maryland Code; (2) required by the 1940 Act, then shares shall be voted by individual series or class; and (3) the matter does not affect any interest of the particular series or class, then only shareholders of the affected series or class shall be entitled to vote thereon, unless otherwise expressly provided in the corporation's charter.

There is no provision in the Massachusetts Statute addressing voting by beneficial owners. With respect to voting by series or class, the Massachusetts Declaration of Investment Trust is similar to the Maryland charter provisions for its corresponding New Fund Specifically, such Massachusetts Declaration provides that each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and fractional shares shall be entitled to a proportionate fractional vote. With respect to Investment Trust, except with respect to matters as to which the trustees have determined that only the interests of one or more particular series or classes are affected or as required by law, all of the shares of each series or class shall, on matters as to which such series or class is entitled to vote, vote with the other series or classes so entitled as a single class. However, with respect to matters that would otherwise be voted on by two or more series or classes as a single class, the trustees may, in their sole discretion, submit such matters to the shareholders of any or all such series or classes, separately. The Maryland Code and the charter of the New Fund corresponding to Investment Trust do not contain a comparable provision in this regard.

Pursuant to the charter of the New Fund corresponding to the Florida Municipal Fund, as a general matter, the holders of the common shares and preferred shares have equal voting rights with one vote per share and will vote together as a single class. No fractional preferred shares may be issued or voted. There are circumstances under which the holders of the common shares and preferred shares vote separately which are the same under the Maryland charter and the Massachusetts Declaration.

MATTERS REQUIRING SHAREHOLDER APPROVAL. Under the Maryland Code and the charter of the New Fund corresponding to Investment Trust, shareholder approval by a majority of all votes entitled to be cast on the matter is required to approve: (1) amendments of the charter except as described below;
(2) a consolidation, merger, share exchange or transfer of assets, including a sale of all or substantially all of the assets of the corporation; (3) a distribution in partial liquidation; or (4) a voluntary dissolution.

Shareholders of the New Fund corresponding to the Florida Municipal Fund are also entitled to vote on (1) amendments of the charter except as described below; (2) election or removal of directors; (3) a consolidation, merger, share exchange or transfer of assets, including a sale of all or substantially all the assets of the corporation; (4) a voluntary dissolution; (5) a conversion of the corporation from a closed-end investment company to an open-end investment company; (6) any investment advisory or management contract;
(7) any matter to the same extent as the stockholders of a Maryland corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the corporation or the stockholders; or (8) such additional matters as may be required or authorized by law, the 1940 Act, the charter, the bylaws or any registration with a securities regulatory authority, as the directors may consider necessary or desirable. The vote required to approve such matters under the Maryland charter is the same as that required under the Massachusetts Declaration.

The Massachusetts Declarations provide the trustees with a great deal of latitude as to which matters are to be submitted to a vote of shareholders. Specifically, shareholders have the power to vote only: (i) for the election of trustees; (ii) for certain amendments to the Massachusetts Declarations;
(iii) to the same extent as shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action; (iv) on termination of the Trust or any series; (v) on plans of distribution (for Investment Trust); (vi) on any manager or sub-advisor to the extent provided by the 1940 Act; or (vii) on certain other matters as may be required by law, the bylaws, any registration of the Trust with the Securities and Exchange Commission, or as the trustees consider necessary or desirable. In addition, the holders of the common shares and preferred shares of the Florida Municipal Fund have the power to vote for the removal of trustees, but only for cause.

Unlike the Maryland Code, there is no specific provision under the Massachusetts Statute with respect to amendments of the Massachusetts Declarations. Under the Massachusetts Declarations, however, shareholders are generally entitled to vote on such amendments. In the case of Investment Trust, amendments to the Massachusetts Declaration require the approval of a majority of the shareholders entitled to vote, except as described below.

In the case of the Florida Municipal Fund, as a general matter, amendments to the Massachusetts Declaration may be adopted with the consent of shareholders holding more than 50% of the shares entitled to vote. Amendments to the provisions of the Massachusetts Declaration of the Florida Municipal Fund relating to shareholder voting powers, meetings and certain fundamental changes, such as a conversion from a closed-end investment company to an open-end investment company, mergers, sale of assets and termination of the Florida Municipal Fund, must be approved by the affirmative vote of the holders of at least 66 2/3% of the outstanding common shares and preferred shares voting as a single class, unless (i) such action has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees; or (ii) a vote by class is required by law. If the action has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees, the action may be approved by the affirmative vote of the holders of only a majority of the outstanding common shares and preferred shares voting as a single class. Amendments to the provisions of the Massachusetts Declaration relating to the powers of trustees, the qualification, term and number of trustees, the power of trustees to fill trustee vacancies, the resignation and removal of trustees, requirements applicable to former trustees, the continuation of the Florida Municipal Fund despite loss of one or all of the trustees, and the nature of the ownership of assets of the Florida Municipal Fund by the trustees and shareholders, must be approved by the affirmative vote of the holders of at least 66 2/3% of the outstanding common shares and preferred shares voting as a single class. If a class vote is required by law, a vote in favor of the action of 66 2/3% of the holders of the class is required, or such lower percentage as may be required by law. In addition, any series of a class that is adversely affected in a manner different from other series of the same class, together with any other series of the same class adversely affected in the same manner, shall be treated as a separate class. Any amendment, alteration or repeal of the Massachusetts Declaration, whether by merger or otherwise, that affects any preference, right or power of the common shares or preferred shares (or a series of such shares), any reorganization of the Florida Municipal Fund that adversely affects the holders of the preferred shares or action that changes the fundamental investment policies requires a class or series vote, as applicable. The charter of the New Fund corresponding to the Florida Municipal Fund has the same provisions as described for the corresponding current Fund with certain exceptions. For the New Fund corresponding to the Florida Municipal Fund, the provisions relating to resignation or removal of the directors, which are in the charter, may be amended by the affirmative vote of the holders of more than 50% of the shares entitled to vote on the matter. In addition, the provisions relating to shareholder meetings, the qualification, term and number of directors and the powers of directors, including the power of directors to fill director vacancies, which are in the bylaws, may be amended either by the affirmative vote of the holders of a majority of the shares outstanding entitled to vote on the matter or by a majority of the board of directors. Finally, the charter and bylaws of the New Fund has no provisions relating to the requirements applicable to removed directors, the continuation of the corporation despite loss of one or all the directors, and the nature of the ownership of assets of the corporation by the directors or stockholders because such provisions are not relevant or necessary under the Maryland Code.

The Massachusetts Declaration of Investment Trust may be amended by trustee action only in order to modify provisions relating to the shares of beneficial interest for the purpose of (1) responding to or complying with any applicable laws, provided that the amendment is consistent with the fair and equitable treatment of all shareholders, or (2) designating and establishing series or classes. The trustees of the Florida Municipal Fund may amend the Massachusetts Declaration without the vote or consent of shareholders at any time if the trustees deem it necessary to conform the Massachusetts Declaration to applicable laws. The charter of the New Fund corresponding to the Florida Municipal Fund does not include this provision for amendments of the charter. Under the Maryland Code, the board of directors of the New Fund corresponding to Investment Trust (an open-end investment company) may amend the charter of the New Fund to change the name of the New Fund or the name or other designation of any classes or series without approval of the shareholders. Under the Maryland Code, the board of directors of the New Fund corresponding to the Florida Municipal Fund (a closed-end investment company) may not amend the charter of the New Fund to change the name of the New Fund or the name or other designation of any classes or series without the approval of the shareholders entitled to vote on the matter. The Massachusetts Declarations do not require shareholder approval to change the names of the Massachusetts Trusts or the name or other designation of any classes or series.

REMOVAL OF DIRECTORS/TRUSTEES. Unless the charter provides otherwise, the Maryland Code requires the affirmative vote of a majority of all votes entitled to be cast for the election of directors, or to remove a director with or without cause. With respect to a corporation where the shareholders of a class or series are entitled separately to elect one or more directors, such as the New Fund corresponding to the Florida Municipal Fund, a director elected by a class or series may not be removed without cause except by the affirmative vote of a majority of all the votes of that series or class, unless the charter provides for a different vote. The provisions contained in the charter of the New Fund corresponding to the Florida Municipal Fund with respect to removal of a director are the same as the provisions contained in the Massachusetts Declaration, as described below, except that directors of a Maryland corporation may not remove other directors. The Massachusetts Declaration of the Florida Municipal Fund and the charter of the New Fund corresponding to the Florida Municipal Fund provide that the holders of the preferred shares, voting as a separate class, are entitled to elect two of the trustees or directors, as applicable, and, if dividends for two years are not paid to the holders of the preferred shares, such holders are entitled to elect a majority of the Board of Trustees or Directors, as applicable.

The Massachusetts Statute is silent with respect to the removal of trustees from office. The Massachusetts Declaration of Investment Trust reserves the power to remove trustees to the trustees themselves. The Massachusetts Declaration of Florida Municipal Fund provides that the trustees may remove a trustee. In addition, under the Massachusetts Declaration of Florida Municipal Fund, shareholders are also entitled to vote for the removal of trustees. A trustee may be removed only for cause (willful misconduct, dishonesty, fraud or a felony conviction) and only by action of 66 2/3% of the outstanding shares of the class or classes that elected such trustee or by action of 66 2/3% of the remaining trustees.

QUORUM REQUIREMENTS. The Maryland Code and the bylaws of the New Fund corresponding to Investment Trust provide that the presence in person or by proxy of the holders of record of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum, except as provided otherwise by the charter or the 1940 Act. When a quorum is present, a majority of the shares entitled to vote held by shareholders present in person or by proxy shall decide any matter unless a different vote is required under the Maryland Code, the 1940 Act or the charter. The bylaws of such New Fund also provide that a plurality of all votes cast at a meeting where a quorum is present shall be sufficient for the election of a director.

With respect to the New Fund corresponding to the Florida Municipal Fund, the bylaws provide that the holders of a majority of the outstanding shares of stock entitled to vote at the meeting, present in person or by proxy, constitute a quorum, except that if the holders of the preferred shares are entitled to elect any directors by class vote, as described above in "Removal of Directors/Trustees," the holders of 33 1/3% of such shares entitled to vote at the meeting constitute a quorum for such election. Shareholders may take action by the affirmative vote of a majority of the votes cast on any matter, except (i) in the case of the election of directors which requires only a plurality of all the votes cast at a meeting at which a quorum is present; and
(ii) as otherwise provided in the 1940 Act, the charter, the terms of any series of preferred shares or the bylaws.

The Massachusetts Statute does not contain a provision which defines a quorum for taking action. However, unless a larger number is required by the 1940 Act, the Massachusetts Declaration of Investment Trust provides that 10% of the shares entitled to vote, whether in person or by proxy, shall constitute a quorum at a shareholders' meeting. Pursuant to the bylaws of Investment Trust, when a quorum is present at any meeting, a majority of the shares voted shall decide any questions and a plurality shall elect a trustee, unless a larger vote is required under the 1940 Act.

Under the Massachusetts Declaration of Florida Municipal Fund, the quorum and voting requirements are the same as those described above for its corresponding New Fund.

SHAREHOLDERS' MEETINGS. Under the Maryland Code, annual shareholders' meetings of a registered investment company are not required if the charter or bylaws of the company so provide; however, an annual meeting is required to be held when the 1940 Act requires the election of directors to be acted upon by shareholders. The bylaws of the New Fund corresponding to Investment Trust are consistent with the Maryland Code. There is no provision in the Massachusetts Statute relating to annual shareholders' meetings, and neither the Massachusetts Declarations nor the bylaws of Investment Trust require an annual shareholders' meeting. The bylaws of the New Fund corresponding to the Florida Municipal Fund require an annual shareholders' meeting to be held. The common shares of the Florida Municipal Fund are traded on the American Stock Exchange ("AMEX") and, under the AMEX rules and the Fund's bylaws, the Florida Municipal Fund is required to hold an annual shareholders' meeting.

With respect to special meetings of shareholders, the bylaws of the New Funds, pursuant to the Maryland Code, provide that special meetings may be called by the chairman, president or a majority of the members of the board of directors and shall be called by the secretary upon the written request of the holders of at least 10% of all shares issued and outstanding and entitled to vote at the meeting. There is no comparable provision in the Massachusetts Statute relating to special meetings of shareholders. However, the Massachusetts Declaration of Investment Trust permits the trustees to call a meeting of the shareholders from time to time for taking any action upon any matter deemed by the trustees to be necessary or desirable. The special meeting requirement for the Florida Municipal Fund is the same as that described above for its corresponding New Fund, except that special meetings may be called by two or more trustees instead of requiring action by a majority of the directors of the corresponding New Fund.

ACTION WITHOUT A SHAREHOLDERS' MEETING. Under the Maryland Code, any action required to be approved at a meeting of the shareholders may also be approved by the unanimous written consent of the shareholders entitled to vote at such meeting.

There is no specific provision in the Massachusetts Statute relating to shareholder action absent a meeting. The Massachusetts Declarations, however, contain a provision relating to written consent for shareholder actions. Under the Massachusetts Declaration of Investment Trust, any action by shareholders that may be taken at a meeting also may be taken by written action if a majority of the shareholders entitled to vote on the matter and/or holding a majority of the shares of a series or class entitled to vote separately on the matter consent in writing and the consents are filed with the records of the shareholders' meetings. Under the Massachusetts Declaration of Florida Municipal Fund, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting by written action signed by all of the shareholders entitled to vote on that action. Accordingly, the requirement of the Florida Municipal Fund for actions taken without a meeting are the same as that described above for its corresponding New Fund.

RECORD DATE. The Maryland Code requires that the record date for determining which shareholders are entitled to notice of a meeting, to vote at a meeting, or to certain other rights, such as the record date for the payment of dividends, may be not more than 90 days and not less than 10 days before the date on which the meeting or other action requiring determination will be taken. The bylaws allow the New Funds to set a date not more than 90 days, and not less than 10 days in the case of the New Fund corresponding to the Florida Municipal Fund, before a meeting for determining which shareholders are entitled to notice of a meeting, to vote at the meeting or to certain other rights.

There is no comparable provision in the Massachusetts Statute regarding record dates for shareholders entitled to notice of a meeting or to vote at a meeting. The Massachusetts Declaration for Investment Trust and the bylaws for the Florida Municipal Fund permit the trustees from time to time to set the record date for making shareholder determinations, which shall not be more than 90 days for Investment Trust and not more than 90 days for the Florida Municipal Fund from the date of the meeting or other action requiring determination.

NOTICE OF MEETINGS. The Maryland Code requires that notice of each shareholders' meeting be given to each shareholder entitled to vote at the meeting and such notice must be given no more than 90 days and not less than 10 days before a meeting. The bylaws of the New Fund are consistent with this provision.

There is no shareholder meeting notice provision in the Massachusetts Statute. Under the Massachusetts Declaration for Investment Trust, notice of a shareholders' meeting must be given to shareholders at least 7 days before a meeting. Under the Massachusetts Declaration and bylaws for Florida Municipal Fund, notice of a shareholders' meeting must be given to each shareholder entitled to vote no less than 10 days and no more than 60 days prior to the meeting.

SHAREHOLDER RIGHTS TO INSPECTION. The Maryland Code provides that during usual business hours a shareholder may inspect and copy the following corporate documents: bylaws; minutes of shareholders' meetings; annual statements of affairs; and voting trust agreements. Moreover, one or more persons who together are, and for at least six months have been, shareholders of record of at least five percent of the outstanding stock of any class are entitled to inspect and copy the corporation's books of account and stock ledger and to review a statement of affairs and a list of shareholders.

There is no provision in the Massachusetts Statute relating to the inspection of trust records by the beneficial owners. The Massachusetts Declarations and bylaws of the Massachusetts Trusts do not contain provisions relating to the beneficial owners' right of inspection.

DIVIDENDS AND OTHER DISTRIBUTIONS. The Maryland Code allows the payment of a dividend or other distribution unless, after giving effect to the dividend or other distribution, (1) the corporation would not be able to pay its debts as they become due in the usual course of business or (2) the corporation's total assets would be less than the corporation's total liabilities plus (unless the corporation's charter provides otherwise, which the charter of the New Fund corresponding to the Florida Municipal Fund does) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights upon dissolution are superior to those receiving the distribution.

The Massachusetts Statute does not contain any statutory limitations on the payment of dividends and other distributions.

SHAREHOLDER/BENEFICIAL OWNER LIABILITY. As a general matter, the shareholders of a Maryland corporation are not liable for the obligations of the corporation. Under the Maryland Code, a shareholder of a Maryland corporation may, however, be liable in an amount of any distribution he or she accepts knowing that the distribution was made in violation of the corporation's charter or the Maryland Code.

The Massachusetts Statute does not include an express provision relating to the limitation of liability of the beneficial owners of a business trust. The beneficial owners of a Massachusetts business trust potentially could be held personally liable for obligations of the trust. The Massachusetts Declaration of Investment Trust provides, however, that neither the Investment Trust nor the trustees shall have the power to bind personally any shareholder who does not personally agree to such an obligation. With respect to Florida Municipal Fund, the Massachusetts Declaration provides that no personal liability shall attach to any shareholder or former shareholder of the Florida Municipal Fund and neither the trustees nor any officer, employee or agent of the Florida Municipal Fund shall have any power to bind any shareholder personally or to call upon any shareholder for the payment of any money or assessment other than by the shareholder's agreement.

The Massachusetts Declarations also provide that no shareholder shall be personally liable for any claims of third parties against the Massachusetts Trusts or any series. Therefore, the terms of the Massachusetts Declarations prohibit third parties from holding a shareholder personally liable for any claim.

DIRECTOR/TRUSTEE LIABILITY. The standard of conduct for directors of a Maryland corporation is governed by the Maryland Code. A director of a Maryland corporation is required to perform his or her duties in good faith, in a manner that he or she reasonably believes to be in the best interests of the corporation, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. To the extent that a director performs his or her duties as required, he or she will be protected from liability by reason of having been a director. Under the Maryland Code, if it is established that a director did not perform his or her duties as required by the Maryland Code, the director who votes or assents to a distribution made in violation of the Maryland Code or the charter may be personally liable to the corporation for the amount of the distribution that exceeds what could have been made pursuant to the Maryland Code or the charter.

The Massachusetts Statute does not include an express provision limiting the liability of the trustees of a Massachusetts business trust. The trustees of a Massachusetts business trust potentially could be held liable for obligations of the trust. However, the Massachusetts Declarations do provide that the trustees shall not be responsible for any neglect or wrongdoing of any officer, agent or employee, manager, or principal underwriter of the Trust, nor for the act or omission of another trustee. The Massachusetts Declaration of Florida Municipal Fund specifically states that no personal liability for any debt or obligation of the Trust shall attach to any trustee. Furthermore, the Massachusetts Declarations provide that neither the trustees nor any of the trust's officers, employees or agents, shall be personally liable for any claims by third parties against the Massachusetts Trusts or any series of shares. A trustee also will not be held liable for any note, bond, contract, instrument, certificate or undertaking made or issued on behalf of the Trust.

Consistent with the provisions of the 1940 Act, nothing in the charters of the New Funds or the Massachusetts Declarations protect the directors or trustees against any liability to which the director or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

INDEMNIFICATION. There is no provision in the Maryland Code relating to indemnification of shareholders. The charters and bylaws of the New Funds do not contain provisions relating to indemnification of shareholders. Generally, shareholders of a Maryland corporation are not liable for the obligations of the corporation.

The Maryland Code permits indemnification of directors and officers. Under the Maryland Code, this right may be limited by the charter or bylaws. The charters of the New Funds require indemnification of officers and directors to the fullest extent permitted by Maryland law and the 1940 Act.

Under the Maryland Code, indemnification is not permitted if it is established that: (i) the act or omission of the director was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; or (ii) the director received an improper personal benefit in money, property, or services; or (iii) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. Under the Maryland Code, unless the charter provides otherwise, indemnification against reasonable expenses incurred by a director is required for a director who is successful, on the merits or otherwise, in the defense of a proceeding to which he is made a party by reason of his service in such capacity.

The charter of each of the New Funds provides that the New Funds shall not indemnify any officer or director for any liability arising from the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such person's office.

The Massachusetts Statute does not contain a specific provision addressing the indemnification of shareholders. The Massachusetts Declarations do, however, provide that if a shareholder is held personally liable solely by reason of being a shareholder, the shareholder shall be held harmless from and indemnified against all losses and expenses arising from such liability. The shareholders are to be indemnified out of the assets of the trust, except that with respect to Investment Trust, the shareholder is to be indemnified out of the assets of the particular series of shares of which the shareholder is or was a shareholder.

The Massachusetts Statute does not contain a specific provision addressing the indemnification of trustees and officers. The Massachusetts Declarations do, however, contain provisions relating to the indemnification of trustees and officers. Under the Massachusetts Declaration for Investment Trust, the Trust shall indemnify trustees or officers against all liabilities and expenses, including satisfaction of judgments, in compromise or as fines, and penalties, and counsel fees incurred in connection with the defense or disposition of an action. Under the Massachusetts Declaration for Florida Municipal Fund, indemnification of trustees and officers is provided to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by such trustee in connection with any claim, action, suit or proceeding. Consistent with the provisions of the 1940 Act, indemnification for willful misfeasance, bad faith, gross negligence or reckless disregard of the trustees' duties is specifically excluded under both Massachusetts Declarations.

                                   EXHIBIT N

                  FORM OF PLAN OF LIQUIDATION AND DISSOLUTION

The following Plan of Liquidation and Dissolution ("Plan") of U.S. Government Money Fund (the "Fund"), a series of Delaware Group Limited-Term Government Funds, Inc., a corporation organized and existing under the laws of the State of Maryland and an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), is intended to accomplish the complete liquidation and dissolution of the Fund in conformity with the laws of the State of Maryland.

WHEREAS, on September 17, 1998, the Fund's Board of Directors unanimously determined that it is in the best interest of the Fund and its shareholders to liquidate and dissolve the Fund and has considered and adopted this Plan as the method of liquidating and dissolving the Fund and has directed that this Plan be submitted to shareholders of the Fund for approval;

NOW, THEREFORE, the liquidation and dissolution of the Fund shall be carried out in the manner hereinafter set forth:

Effective Date of Plan. The Plan shall be and become effective only upon the approval, by the affirmative vote of a majority of all votes entitled to be cast. The day of such approval by shareholders is hereinafter called the "Effective Date."

1. Dissolution. As promptly as practicable, the Fund shall be dissolved in accordance with the laws of the State of Maryland.

2. Cessation of Business. After the Effective Date of the Plan, the Fund shall cease its business and shall not engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets and distributing its remaining assets of each class ratably among the shareholders of the outstanding shares of that class, in accordance with the provisions of the Plan, after discharging or making reasonable provision for the Fund's liabilities.

3. Restriction of Transfer and Redemption of Shares. The proportionate interests of shareholders in the assets of the Fund shall be fixed on the basis of their respective holdings at the close of business on the Effective Date of the Plan. On the Effective Date, the books of the Fund shall be closed. Thereafter, unless the books are reopened because the Plan cannot be carried into effect or because the Plan is abandoned by the Board of Directors, the shareholders' respective interests in the Fund's assets shall not be transferable by the request for redemption, the negotiation of share certificates or otherwise.

4. Liquidation of Assets and Payment of Debts. As soon as is reasonable and practicable after the Effective Date, all portfolio securities of the Fund shall be converted to cash or cash equivalents. As soon as practicable after the Effective Date, the Fund shall pay, or make reasonable provision to pay, in full all claims and obligations, including all contingent, conditional or unmatured claims and obligations, known to the Fund and all claims and obligations which are known to the Fund but for which the identity of the claimant is unknown.

5. Liquidating Distribution. As soon as possible after the Effective Date, and in any event within 60 days thereafter, the Fund shall mail to each shareholder of record on the Effective Date: (1) a liquidating distribution equal to the shareholder's proportionate interest in the net assets of the Fund; and (2) information concerning the sources of the liquidating distribution. Upon the mailing of the liquidating distribution, all outstanding certificated shares of the Fund will be deemed canceled. Shareholders in possession of certificated shares of the Fund will not be required to surrender their certificates to complete the liquidating distribution. Any accrued income or gains will also be distributed as part of the liquidating distribution. The Fund will give shareholders a statement indicating the amount of income or gains included in the distribution and reportable for tax purposes as part of the liquidating distribution. Such income or gains will be reportable for tax purposes in addition to any gain or loss recognized by the shareholder in the redemption of the shareholder's shares and in addition to any distributions previously made.

6. Management and Expenses of the Fund Subsequent to the Liquidating Distribution. The Fund shall pay the expenses incurred in carrying out this Plan including, but not limited to, printing, legal, accounting, custodian and transfer agency fees, and the expenses of reports to or meeting of shareholders.

7. Filing of Articles Supplementary. Upon completion of the Liquidating Distribution, the Board of Directors shall cause articles supplementary to be filed in accordance with Section 2-208 of the General Corporation Law of Maryland.

8. Power of Board of Directors. The Board, and subject to authorization by the Directors, the officers, shall have authority to do or authorize any acts and things as provided for in the Plan and as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of certificates, tax returns and other papers. The death, resignation or disability of any director or any officer of the Fund shall not impair the authority of the surviving or remaining directors or officers to exercise any of the powers provided for in the Plan. The Board of Directors shall have the authority to authorize variations from or amendments of the provisions of the Plan as may be necessary or appropriate to effect the liquidation and dissolution of the Fund, and the distribution of its net assets to shareholders in accordance with the laws of the State of Maryland, or to abandon the Plan.

Date:                  , 1998

                           Two New Ways To Vote Your
                                     Proxy

It's Fast And Convenient.

     The accompanying Proxy Statement outlines important issues affecting your Delaware Investments fund. Your vote on these issues is important so we want to make voting as fast, easy and convenient as possible. You can now vote through the Internet or by telephone. Each method is generally available 24 hours a day and will ensure that your vote is confirmed and posted immediately.

     DO NOT MAIL THE PROXY CARD IF YOU VOTE BY INTERNET OR TELEPHONE.


To Vote By Internet:

 .    Read the Proxy Statement and have your Proxy Card at hand.

 .    Go to website www.proxyvote.com

 .    Enter the 12-digit Control Number found on your Proxy Card.

 .    Follow the simple instructions.

To Vote By Telephone:

 .    Read the Proxy Statement and have your Proxy Card at hand.

 .    See your Proxy Card for your toll-free telephone voting number.

 .    Enter the 12-digit Control Number found on your Proxy Card.

 .    Follow the simple recorded instructions.

Your proxy vote is important!

If you have any questions, call 1.800.858.0073.




Delaware Distributors, L.P.


PX-INSB 10/98

                          Three New Ways To Vote Your
                                     Proxy

It's Fast And Convenient.

     The accompanying Proxy Statement outlines important issues affecting your Delaware Investments fund. Your vote on these issues is important so we want to make voting as fast, easy and convenient as possible. You can now vote through the Internet, by telephone or by fax. Each method is generally available 24 hours a day and will ensure that your vote is confirmed and posted immediately.

     DO NOT MAIL THE PROXY CARD IF YOU VOTE BY INTERNET, TELEPHONE OR FAX.


To Vote By Internet:

 .    Read the Proxy Statement and have your Proxy Card at hand.

 .    Go to website www.proxyvote.com or to the "Proxy Voting" link on
     www.delawarefunds.com

 .    Enter the 12-digit Control Number found on your Proxy Card.

 .    Follow the simple instructions.

To Vote By Telephone:

 .    Read the Proxy Statement and have your Proxy Card at hand.

 .    Call toll-free 1-800-690-6903.

 .    Enter the 12-digit Control Number found on your Proxy Card.

 .    Follow the simple recorded instructions.

To Vote By Fax:

 .    Read the Proxy Statement.

 .    Complete and sign your Proxy Card.

 .    Fax your Proxy Card to 1.800.733.1885.

Your proxy vote is important!

If you have any questions, call 1.800.858.0073.




Delaware Distributors, L.P.


PX-INSR 10/98

                                              FUND NAME HERE

                           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DELAWARE INVESTMENTS       DIRECTORS/TRUSTEES. The undersigned hereby appoints
1818 MARKET STREET         Wayne A. Stork, Jeffrey J. Nick and David K. Downes,
PHILADELPHIA, PA 19103     or any of them, with the right of substitution,
                           proxies of the undersigned at The Joint Annual
                           Meetings Of Shareholders of the above fund to be held at The Union League, 140 South Broad Street,
                           Philadelphia, Pennsylvania, on December 4, 1998 at
                           10:00 A.M., or at any postponement or adjournments thereof, with all the powers which the undersigned would possess, if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the lower portion of this form. Please refer to the proxy statement for a discussion of each of these matters.

                           BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:               DELUSG
--------------------------------------------------------------------------------
   FUND NAME HERE



             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


Vote On Proposals                                          For  Against  Abstain
8.  To approve a plan of liquidation and dissolution for   [_]    [_]      [_]
    the U.S. Government Money Fund series of Delaware
    Group Limited-Term Government Funds, Inc.


    PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE
    VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH
    JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTOR,
    ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS
    SUCH.


------------------------------------------------      -----------------------------------

------------------------------------------------      -----------------------------------
Signature (PLEASE SIGN WITHIN BOX)      Date          Signature (Joint Owners)      Date

--------------------------------------------------------------------------------

                                              FUND NAME HERE

                           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DELAWARE INVESTMENTS       DIRECTORS/TRUSTEES. The undersigned hereby appoints
1818 MARKET STREET         Wayne A. Stork, Jeffrey J. Nick and David K. Downes,
PHILADELPHIA, PA 19103     or any of them, with the right of substitution,
                           proxies of the undersigned at The Joint Annual
                           Meetings Of Shareholders of the above fund to be held at The Union League, 140 South Broad Street,
                           Philadelphia, Pennsylvania, on December 4, 1998 at
                           10:00 A.M., or at any postponement or adjournments thereof, with all the powers which the undersigned would possess, if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the lower portion of this form. Please refer to the proxy statement for a discussion of each of these matters.

                           BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                                                                 DELTFA
----------------------------------------------------------------------------------------------------------------------------------
FUND NAME HERE


                                       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


  Vote On Directors                                        For  Withhold  For All   To Withhold authority to vote, mark "For All
  1.  To elect the following nominees as Directors or      All     All     Except   Except" and write the nominee's number on the
      Trustees of the Company                                                       line below.
      01) WAYNE A. STORK     05) ANN R. LEVEN
      02) JEFFREY J. NICK    06) W. THATCHER LONGSTRETH
      03) WALTER P. BABICH   07) THOMAS F. MADISON         [_]     [_]      [_]
      04) ANTHONY D. KNERR   08) CHARLES E. PECK                                   -----------------------------------------------

  Vote On Proposals                                        For   Against  Abstain

  2.  To approve the reclassification of the Fund's        [_]     [_]      [_]
      investment objective from fundamental to non-
      fundamental.

  3.  To approve a change in the Fund's fundament-         [_]     [_]      [_]
      al policy concerning diversification of
      investments.

  4.  To approve standardized fundamental invest-          [_]     [_]      [_]
      ment restrictions for the Fund (proposal
      involves separate votes on sub-proposals
      4A-4G)

      4A.  To adopt a new fundamental investment           [_]     [_]      [_]
           restriction concerning concentration
           of the Fund's investments in the same
           industry

      4B.  To adopt a new fundamental investment           [_]     [_]      [_]
           restriction concerning borrowing money
           and issuing senior securities

      4C.  To adopt a new fundamental investment           [_]     [_]      [_]
           restriction concerning underwriting

      4D.  To adopt a new fundamental investment           [_]     [_]      [_]
           restriction concerning investments in
           real estate

      4E.  To adopt a new fundamental investment           [_]     [_]      [_]
           restriction concerning investments in
           commodities

      4F.  To adopt a new fundamental investment           [_]     [_]      [_]
           restriction concerning lending by the
           Fund

      4G.  To reclassify all current fundamental           [_]     [_]      [_]
           investment restrictions as non-
           fundamental

  5A. To approve a new investment management               [_]     [_]      [_]
      agreement with Delaware Management Company
      for the Fund

  6.  To ratify the selection of Ernst & Young LLP,        [_]     [_]      [_]
      as independent auditors for the Company

  7.  To approve the reorganization of the Company         [_]     [_]      [_]
      from a Massachusetts Business Trust into a
      Maryland Corporation

  PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR
  SHARES AS INDICATED ABOVE, WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
  SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
  SHOULD GIVE FULL TITLE AS SUCH.

  ----------------------------------------------------------            ----------------------------------------------------------

  ----------------------------------------------------------            ----------------------------------------------------------
  Signature (PLEASE SIGN WITHIN BOX)              Date                  Signature (Joint Owners)                        Date

  --------------------------------------------------------------------------------------------------------------------------------

                                              FUND NAME HERE

                           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DELAWARE INVESTMENTS       DIRECTORS/TRUSTEES. The undersigned hereby appoints
1818 MARKET STREET         Wayne A. Stork, Jeffrey J. Nick and David K. Downes,
PHILADELPHIA, PA 19103     or any of them, with the right of substitution,
                           proxies of the undersigned at The Joint Annual
                           Meetings Of Shareholders of the above fund to be held at The Union League, 140 South Broad Street,
                           Philadelphia, Pennsylvania, on December 4, 1998 at
                           10:00 A.M., or at any postponement or adjournments thereof, with all the powers which the undersigned would possess, if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the lower portion of this form. Please refer to the proxy statement for a discussion of each of these matters.

                           BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                                                                 DETFAB
----------------------------------------------------------------------------------------------------------------------------------
FUND NAME HERE


                                       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


  Vote On Directors                                        For  Withhold  For All   To withhold authority to vote, mark "For All
  1.  To elect the following nominees as Directors or      All     All     Except   Except" and write the nominee's number on the
      Trustees of the Company                                                       line below.
      01) WAYNE A. STORK     05) ANN R. LEVEN
      02) JEFFREY J. NICK   *06) W. THACHER LONGSTRETH
      03) WALTER P. BABICH  *07) THOMAS F. MADISON         [_]     [_]      [_]
      04) ANTHONY D. KNERR   08) CHARLES E. PECK                                   -----------------------------------------------
* The holders of common shares may not vote for these nominees
  Vote On Proposals                                        For   Against  Abstain

  2.  To approve the reclassification of the Fund's        [_]     [_]      [_]
      investment objective from fundamental to non-
      fundamental

  3.  To approve a change in the Fund's fundament-         [_]     [_]      [_]
      al policy concerning diversification of
      investments

  4.  To approve standardized fundamental invest-          [_]     [_]      [_]
      ment restrictions for the Fund (proposal
      involves separate votes on sub-proposals
      4A-4G)

      4A.  To adopt a new fundamental investment           [_]     [_]      [_]
           restriction concerning concentration
           of the Fund's investments in the same
           industry

      4B.  To adopt a new fundamental investment           [_]     [_]      [_]
           restriction concerning borrowing money
           and issuing senior securities

      4C.  To adopt a new fundamental investment           [_]     [_]      [_]
           restriction concerning underwriting

      4D.  To adopt a new fundamental investment           [_]     [_]      [_]
           restriction concerning investments in
           real estate

      4E.  To adopt a new fundamental investment           [_]     [_]      [_]
           restriction concerning investments in
           commodities

      4F.  To adopt a new fundamental investment           [_]     [_]      [_]
           restriction concerning lending by the
           Fund

      4G.  To reclassify all current fundamental           [_]     [_]      [_]
           investment restrictions as non-
           fundamental

  5A. To approve a new investment management               [_]     [_]      [_]
      agreement with Delaware Management Company
      for the Fund

  6.  To ratify the selection of Ernst & Young LLP,        [_]     [_]      [_]
      as independent auditors for the Company

  7.  To approve the reorganization of the Company         [_]     [_]      [_]
      from a Massachusetts Business Trust into a
      Maryland Corporation

  PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR
  SHARES AS INDICATED ABOVE, WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
  SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
  SHOULD GIVE FULL TITLE AS SUCH.

  ----------------------------------------------------------            ----------------------------------------------------------

  ----------------------------------------------------------            ----------------------------------------------------------
  Signature (PLEASE SIGN WITHIN BOX)              Date                  Signature (Joint Owners)                        Date

  --------------------------------------------------------------------------------------------------------------------------------

                                              FUND NAME HERE

                           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DELAWARE INVESTMENTS       DIRECTORS/TRUSTEES. The undersigned hereby appoints
1818 MARKET STREET         Wayne A. Stork, Jeffrey J. Nick and David K. Downes,
PHILADELPHIA, PA 19103     or any of them, with the right of substitution,
                           proxies of the undersigned at The Joint Annual
                           Meetings Of Shareholders of the above fund to be held at The Union League, 140 South Broad Street,
                           Philadelphia, Pennsylvania, on December 4, 1998 at
                           10:00 A.M., or at any postponement or adjournments thereof, with all the powers which the undersigned would possess, if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the lower portion of this form. Please refer to the proxy statement for a discussion of each of these matters.

                           BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                                                                 DELTFB
----------------------------------------------------------------------------------------------------------------------------------
FUND NAME HERE


                                       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


  Vote On Directors                                        For  Withhold  For All   To withhold authority to vote, mark "For All
  1.  To elect the following nominees as Directors or      All     All     Except   Except" and write the nominee's number on the
      Trustees of the Company                                                       line below.
      01) WAYNE A. STORK     05) ANN R. LEVEN
      02) JEFFREY J. NICK    06) W. THACHER LONGSTRETH
      03) WALTER P. BABICH   07) THOMAS F. MADISON         [_]     [_]      [_]
      04) ANTHONY D. KNERR   08) CHARLES E. PECK                                   -----------------------------------------------

  Vote On Proposals                                        For   Against  Abstain

  2.  To approve the reclassification of the Fund's        [_]     [_]      [_]
      investment objective from fundamental to non-
      fundamental


  4.  To approve standardized fundamental invest-          [_]     [_]      [_]
      ment restrictions for the Fund (proposal
      involves separate votes on sub-proposals
      4A-4G)

      4A.  To adopt a new fundamental investment           [_]     [_]      [_]
           restriction concerning concentration
           of the Fund's investments in the same
           industry

      4B.  To adopt a new fundamental investment           [_]     [_]      [_]
           restriction concerning borrowing money
           and issuing senior securities

      4C.  To adopt a new fundamental investment           [_]     [_]      [_]
           restriction concerning underwriting

      4D.  To adopt a new fundamental investment           [_]     [_]      [_]
           restriction concerning investments in
           real estate

      4E.  To adopt a new fundamental investment           [_]     [_]      [_]
           restriction concerning investments in
           commodities

      4F.  To adopt a new fundamental investment           [_]     [_]      [_]
           restriction concerning lending by the
           Fund

      4G.  To reclassify all current fundamental           [_]     [_]      [_]
           investment restrictions as non-
           fundamental

  5A. To approve a new investment management               [_]     [_]      [_]
      agreement with Delaware Management Company
      for the Fund

  6.  To ratify the selection of Ernst & Young LLP,        [_]     [_]      [_]
      as independent auditors for the Company

  7.  To approve the reorganization of the Company         [_]     [_]      [_]
      from a Massachusetts Business Trust into a
      Maryland Corporation

  PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR
  SHARES AS INDICATED ABOVE, WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
  SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
  SHOULD GIVE FULL TITLE AS SUCH.

  ----------------------------------------------------------            ----------------------------------------------------------

  ----------------------------------------------------------            ----------------------------------------------------------
  Signature (PLEASE SIGN WITHIN BOX)              Date                  Signature (Joint Owners)                        Date

  --------------------------------------------------------------------------------------------------------------------------------

                                              FUND NAME HERE

                           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DELAWARE INVESTMENTS       DIRECTORS/TRUSTEES. The undersigned hereby appoints
1818 MARKET STREET         Wayne A. Stork, Jeffrey J. Nick and David K. Downes,
PHILADELPHIA, PA 19103     or any of them, with the right of substitution,
                           proxies of the undersigned at The Joint Annual
                           Meetings Of Shareholders of the above fund to be held at The Union League, 140 South Broad Street,
                           Philadelphia, Pennsylvania, on December 4, 1998 at
                           10:00 A.M., or at any postponement or adjournments thereof, with all the powers which the undersigned would possess, if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the lower portion of this form. Please refer to the proxy statement for a discussion of each of these matters.

                           BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED. TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                                                                 DELDIV
----------------------------------------------------------------------------------------------------------------------------------
FUND NAME HERE


                                       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

  Vote On Directors                                        For  Withhold  For All   To withhold authority to vote, mark "For All
  1.  To elect the following nominees as Directors         All     All     Except   Except" and write the nominee's number on the
      of the Company                                                                line below.
      01) WAYNE A. STORK     06) ANN R. LEVEN
      02) JEFFREY J. NICK    07) W. THACHER LONGSTRETH
      03) WALTER P. BABICH   08) THOMAS F. MADISON         [_]     [_]      [_]
      04) JOHN H. DURHAM     09) CHARLES E. PECK                                   -----------------------------------------------
      05) ANTHONY D. KNERR
  Vote On Proposals                                        For   Against  Abstain

  2.  To approve the reclassification of the Fund's        [_]     [_]      [_]
      investment objective from fundamental to non-
      fundamental

  4.  To approve standardized fundamental invest-          [_]     [_]      [_]
      ment restrictions for the Fund (proposal
      involves separate votes on sub-proposals
      4A-4G)

      4A.  To adopt a new fundamental investment           [_]     [_]      [_]
           restriction concerning concentration
           of the Fund's investments in the same
           industry

      4B.  To adopt a new fundamental investment           [_]     [_]      [_]
           restriction concerning borrowing money
           and issuing senior securities

      4C.  To adopt a new fundamental investment           [_]     [_]      [_]
           restriction concerning underwriting

      4D.  To adopt a new fundamental investment           [_]     [_]      [_]
           restriction concerning investments in
           real estate

      4E.  To adopt a new fundamental investment           [_]     [_]      [_]
           restriction concerning investments in
           commodities

      4F.  To adopt a new fundamental investment           [_]     [_]      [_]
           restriction concerning lending by the
           Fund

      4G.  To reclassify all current fundamental           [_]     [_]      [_]
           investment restrictions as non-
           fundamental

  5A. To approve a new investment management               [_]     [_]      [_]
      agreement with Delaware Management Company
      for the Fund

  6.  To ratify the selection of Ernst & Young LLP,        [_]     [_]      [_]
      as independent auditors for the Company

  PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR
  SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
  SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
  SHOULD GIVE FULL TITLE AS SUCH.

  ----------------------------------------------------------            ----------------------------------------------------------

  ----------------------------------------------------------            ----------------------------------------------------------
  Signature (PLEASE SIGN WITHIN BOX)              Date                  Signature (Joint Owners)                        Date

  --------------------------------------------------------------------------------------------------------------------------------

                                              FUND NAME HERE

                           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DELAWARE INVESTMENTS       DIRECTORS/TRUSTEES. The undersigned hereby appoints
1818 MARKET STREET         Wayne A. Stork, Jeffrey J. Nick and David K. Downes,
PHILADELPHIA, PA 19103     or any of them, with the right of substitution,
                           proxies of the undersigned at The Joint Annual
                           Meetings Of Shareholders of the above fund to be held at The Union League, 140 South Broad Street,
                           Philadelphia, Pennsylvania, on December 4, 1998 at
                           10:00 A.M., or at any postponement or adjournments thereof, with all the powers which the undersigned would possess, if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the lower portion of this form. Please refer to the proxy statement for a discussion of each of these matters.

                           BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                                                                 DELGLO
----------------------------------------------------------------------------------------------------------------------------------
FUND NAME HERE


                                       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

  Vote On Directors                                        For  Withhold  For All   To withhold authority to vote, mark "For All
  1.  To elect the following nominees as Directors         All     All     Except   Except" and write the nominee's number on the
      of the Company                                                                line below.
      01) WAYNE A. STORK     06) ANN R. LEVEN
      02) JEFFREY J. NICK    07) W. THACHER LONGSTRETH
      03) WALTER P. BABICH   08) THOMAS F. MADISON         [_]     [_]      [_]
      04) JOHN H. DURHAM     09) CHARLES E. PECK                                   -----------------------------------------------
      05) ANTHONY D. KNERR
  Vote On Proposals                                        For   Against  Abstain

  2.  To approve the reclassification of the Fund's        [_]     [_]      [_]
      investment objective from fundamental to non-
      fundamental


  4.  To approve standardized fundamental invest-          [_]     [_]      [_]
      ment restrictions for the Fund (proposal
      involves separate votes on sub-proposals
      4A-4G)

      4A.  To adopt a new fundamental investment           [_]     [_]      [_]
           restriction concerning concentration
           of the Fund's investments in the same
           industry

      4B.  To adopt a new fundamental investment           [_]     [_]      [_]
           restriction concerning borrowing money
           and issuing senior securities

      4C.  To adopt a new fundamental investment           [_]     [_]      [_]
           restriction concerning underwriting

      4D.  To adopt a new fundamental investment           [_]     [_]      [_]
           restriction concerning investments in
           real estate

      4E.  To adopt a new fundamental investment           [_]     [_]      [_]
           restriction concerning investments in
           commodities

      4F.  To adopt a new fundamental investment           [_]     [_]      [_]
           restriction concerning lending by the
           Fund

      4G.  To reclassify all current fundamental           [_]     [_]      [_]
           investment restrictions as non-
           fundamental

  5A. To approve a new investment management               [_]     [_]      [_]
      agreement with Delaware Management Company
      for the Fund

  5B. To approve a new sub-advisory agreement with         [_]     [_]      [_]
      Delaware International Advisers Ltd. for the
      Fund

  6.  To ratify the selection of Ernst & Young LLP,        [_]     [_]      [_]
      as independent auditors for the Company


  PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR
  SHARES AS INDICATED ABOVE, WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
  SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
  SHOULD GIVE FULL TITLE AS SUCH.

  ----------------------------------------------------------            ----------------------------------------------------------

  ----------------------------------------------------------            ----------------------------------------------------------
  Signature (PLEASE SIGN WITHIN BOX)              Date                  Signature (Joint Owners)                        Date

  --------------------------------------------------------------------------------------------------------------------------------

                                              FUND NAME HERE

                           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DELAWARE INVESTMENTS       DIRECTORS/TRUSTEES. The undersigned hereby appoints
1818 MARKET STREET         Wayne A. Stork, Jeffrey J. Nick and David K. Downes,
PHILADELPHIA, PA 19103     or any of them, with the right of substitution,
                           proxies of the undersigned at The Joint Annual
                           Meetings Of Shareholders of the above fund to be held at The Union League, 140 South Broad Street,
                           Philadelphia, Pennsylvania, on December 4, 1998 at
                           10:00 A.M., or at any postponement or adjournments thereof, with all the powers which the undersigned would possess, if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the lower portion of this form. Please refer to the proxy statement for a discussion of each of these matters.

                           BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                                                                 DELMIF
----------------------------------------------------------------------------------------------------------------------------------
FUND NAME HERE


                                       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


  Vote On Directors                                        For  Withhold  For All   To withhold authority to vote, mark "For All
  1.  To elect the following nominees as Directors or      All     All     Except   Except" and write the nominee's number on the
      Trustees of the Company                                                       line below.
      01) WAYNE A. STORK     05) ANN R. LEVEN
      02) JEFFREY J. NICK   *06) W. THACHER LONGSTRETH
      03) WALTER P. BABICH  *07) THOMAS F. MADISON         [_]     [_]      [_]
      04) ANTHONY D. KNERR   08) CHARLES E. PECK                                   -----------------------------------------------
  * The holders of common shares may not vote for these nominees
  Vote On Proposals                                        For   Against  Abstain

  2.  To approve the reclassification of the Fund's        [_]     [_]      [_]
      investment objective from fundamental to non-
      fundamental

  3.  To approve a change in the Fund's fundament-         [_]     [_]      [_]
      al policy concerning diversification of
      investments

  4.  To approve standardized fundamental invest-          [_]     [_]      [_]
      ment restrictions for the Fund (proposal
      involves separate votes on sub-proposals
      4A-4G)

      4A.  To adopt a new fundamental investment           [_]     [_]      [_]
           restriction concerning concentration
           of the Fund's investments in the same
           industry

      4B.  To adopt a new fundamental investment           [_]     [_]      [_]
           restriction concerning borrowing money
           and issuing senior securities

      4C.  To adopt a new fundamental investment           [_]     [_]      [_]
           restriction concerning underwriting

      4D.  To adopt a new fundamental investment           [_]     [_]      [_]
           restriction concerning investments in
           real estate

      4E.  To adopt a new fundamental investment           [_]     [_]      [_]
           restriction concerning investments in
           commodities

      4F.  To adopt a new fundamental investment           [_]     [_]      [_]
           restriction concerning lending by the
           Fund

      4G.  To reclassify all current fundamental           [_]     [_]      [_]
           investment restrictions as non-
           fundamental

  5A. To approve a new investment management               [_]     [_]      [_]
      agreement with Delaware Management Company
      for the Fund

  6.  To ratify the selection of Ernst & Young LLP,        [_]     [_]      [_]
      as independent auditors for the Company


  PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR
  SHARES AS INDICATED ABOVE, WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
  SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
  SHOULD GIVE FULL TITLE AS SUCH.

  ----------------------------------------------------------            ----------------------------------------------------------

  ----------------------------------------------------------            ----------------------------------------------------------
  Signature (PLEASE SIGN WITHIN BOX)              Date                  Signature (Joint Owners)                        Date

  --------------------------------------------------------------------------------------------------------------------------------

                                              FUND NAME HERE

                           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DELAWARE INVESTMENTS       DIRECTORS/TRUSTEES. The undersigned hereby appoints
1818 MARKET STREET         Wayne A. Stork, Jeffrey J. Nick and David K. Downes,
PHILADELPHIA, PA 19103     or any of them, with the right of substitution,
                           proxies of the undersigned at The Joint Annual
                           Meetings Of Shareholders of the above fund to be held at The Union League, 140 South Broad Street,
                           Philadelphia, Pennsylvania, on December 4, 1998 at
                           10:00 A.M., or at any postponement or adjournments thereof, with all the powers which the undersigned would possess, if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the lower portion of this form. Please refer to the proxy statement for a discussion of each of these matters.

                           BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                                                                 DELIMI
----------------------------------------------------------------------------------------------------------------------------------
FUND NAME HERE


                                       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

  Vote On Directors                                        For  Withhold  For All   To withhold authority to vote, mark "For All
  1.  To elect the following nominees as Directors or      All     All     Except   Except" and write the nominee's number on the
      Trustees of the Company                                                       line below.
      01) WAYNE A. STORK     05) ANN R. LEVEN
      02) JEFFREY J. NICK   *06) W. THACHER LONGSTRETH
      03) WALTER P. BABICH  *07) THOMAS F. MADISON         [_]     [_]      [_]
      04) ANTHONY D. KNERR   08) CHARLES E. PECK                                   -----------------------------------------------
  * The holders of common shares may not vote for these nominees
  Vote On Proposals                                        For   Against  Abstain

  2.  To approve the reclassification of the Fund's        [_]     [_]      [_]
      investment objective from fundamental to non-
      fundamental


  4.  To approve standardized fundamental invest-          [_]     [_]      [_]
      ment restrictions for the Fund (proposal
      involves separate votes on sub-proposals
      4A-4G)

      4A.  To adopt a new fundamental investment           [_]     [_]      [_]
           restriction concerning concentration
           of the Fund's investments in the same
           industry

      4B.  To adopt a new fundamental investment           [_]     [_]      [_]
           restriction concerning borrowing money
           and issuing senior securities

      4C.  To adopt a new fundamental investment           [_]     [_]      [_]
           restriction concerning underwriting

      4D.  To adopt a new fundamental investment           [_]     [_]      [_]
           restriction concerning investments in
           real estate

      4E.  To adopt a new fundamental investment           [_]     [_]      [_]
           restriction concerning investments in
           commodities

      4F.  To adopt a new fundamental investment           [_]     [_]      [_]
           restriction concerning lending by the
           Fund

      4G.  To reclassify all current fundamental           [_]     [_]      [_]
           investment restrictions as non-
           fundamental

  5A. To approve a new investment management               [_]     [_]      [_]
      agreement with Delaware Management Company
      for the Fund

  6.  To ratify the selection of Ernst & Young LLP,        [_]     [_]      [_]
      as independent auditors for the Company


  PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR
  SHARES AS INDICATED ABOVE, WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
  SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
  SHOULD GIVE FULL TITLE AS SUCH.

  ----------------------------------------------------------            ----------------------------------------------------------

  ----------------------------------------------------------            ----------------------------------------------------------
  Signature (PLEASE SIGN WITHIN BOX)              Date                  Signature (Joint Owners)                        Date

  --------------------------------------------------------------------------------------------------------------------------------